EXHIBIT 4.3(b)


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                    CWHEQ REVOLVING HOME EQUITY LOAN TRUST,
                                 SERIES 200_-_

                                    Issuer






                          ---------------------------
                               Indenture Trustee








                          ---------------------------
                                  Co-Trustee








                          ---------------------------

                                   INDENTURE

                           Dated as of _______, 200_

                          ---------------------------


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                                     TABLE OF CONTENTS

                                                                                                     Page


ARTICLE I Definitions and Other Provisions of General Application                                          2

Section 1.01.     Definitions..........................................................................2

Section 1.02.     Incorporation by Reference of Trust Indenture Act....................................2

Section 1.03.     Other Terms..........................................................................3

Section 1.04.     Rules of Construction................................................................3


ARTICLE II The Notes                                                                                       5

Section 2.01.     Form.................................................................................5

Section 2.02.     Execution, Authentication, and Delivery..............................................5

Section 2.03.     Registration; Registration of Transfer and Exchange..................................5

Section 2.04.     Mutilated, Destroyed, Lost, or Stolen Notes..........................................7

Section 2.05.     Persons Considered Owner.............................................................8

Section 2.06.     Payment of Principal and Interest; Defaulted Interest................................8

Section 2.07.     Cancellation.........................................................................9

Section 2.08.     Book-Entry Notes.....................................................................9

Section 2.09.     Notices To Depository...............................................................10

Section 2.10.     Definitive Notes....................................................................10

Section 2.11.     Tax Treatment.......................................................................11

Section 2.12.     Transfer Restrictions; Restrictive Legends..........................................11


ARTICLE III Covenants                                                                                     12

Section 3.01.     Payment of Principal and Interest...................................................12

Section 3.02.     Maintenance of Office or Agency.....................................................12

Section 3.03.     Money For Payments To Be Held in Trust..............................................12

Section 3.04.     Existence...........................................................................14

Section 3.05.     Protection of the Collateral........................................................14

Section 3.06.     Opinions About Collateral...........................................................15

Section 3.07.     Performance of Obligations..........................................................16

Section 3.08.     Negative Covenants..................................................................17

Section 3.09.     Annual Compliance Statement.........................................................18

Section 3.10.     Issuer May Consolidate, etc., Only on Certain Terms.................................19

Section 3.11.     Successor or Transferee.............................................................19

Section 3.12.     Further Instruments and Acts........................................................20

Section 3.13.     Compliance with Laws................................................................20



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Section 3.14.     Master Servicer as Agent and Bailee of the Indenture Trustee........................20

Section 3.15.     Investment Company Act..............................................................20

Section 3.16.     Representations.....................................................................20


ARTICLE IV Satisfaction and Discharge                                                                     21

Section 4.01.     Satisfaction and Discharge of Indenture.............................................21

Section 4.02.     Application of Trust Money..........................................................23

Section 4.03.     Release of Collateral...............................................................23


ARTICLE V Remedies                                                                                        24

Section 5.01.     Events of Default...................................................................24

Section 5.02.     Acceleration of Maturity; Rescission and Annulment..................................24

Section 5.03.     Collection of Indebtedness and Suits for Enforcement by Indenture Trustee...........25

Section 5.04.     Indenture Trustee May File Proofs of Claim..........................................26

Section 5.05.     Remedies; Priorities................................................................27

Section 5.06.     Optional Preservation of the Collateral.............................................28

Section 5.07.     Limitation of Suits.................................................................29

Section 5.08.     Unconditional Right to Receive Principal and Interest...............................29

Section 5.09.     Restoration of Rights and Remedies..................................................30

Section 5.10.     Rights and Remedies Cumulative......................................................30

Section 5.11.     Delay or Omission Not a Waiver......................................................30

Section 5.12.     Control by Noteholders..............................................................30

Section 5.13.     Waiver of Past Defaults.............................................................30

Section 5.14.     Undertaking For Costs...............................................................31

Section 5.15.     Waiver of Stay or Extension Laws....................................................31

Section 5.16.     Rapid Amortization Events...........................................................31

Section 5.17.     Sale of Collateral..................................................................33

Section 5.18.     Performance and Enforcement of Certain Obligations..................................33


ARTICLE VI The Indenture Trustee                                                                          34

Section 6.01.     Duties of Indenture Trustee.........................................................34

Section 6.02.     Notice of Defaults..................................................................35

Section 6.03.     Rights of Indenture Trustee.........................................................35

Section 6.04.     Indenture Trustee Not Responsible for Certain Things................................36

Section 6.05.     Individual Rights of Indenture Trustee..............................................37

Section 6.06.     Money Held in Trust.................................................................37

Section 6.07.     Compensation........................................................................37

Section 6.08.     Eligibility.........................................................................38

Section 6.09.     Preferential Collection of Claims Against Issuer....................................38


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Section 6.10.     Replacement of Indenture Trustee....................................................38

Section 6.11.     Acceptance of Appointment by Successor..............................................39

Section 6.12.     Successor Indenture Trustee by Merger...............................................40

Section 6.13.     Appointment of Co-Indenture Trustee or Separate Indenture Trustee...................40

Section 6.14.     Representations and Warranties of Indenture Trustee.................................41

Section 6.15.     Co-Trustee and the Loan Insurance Policy............................................42


ARTICLE VII Noteholders' Lists and Reports                                                                45

Section 7.01.     Issuer to Furnish Names and Addresses of Noteholders................................45

Section 7.02.     Preservation of Information; Communications.........................................45

Section 7.03.     Exchange Act Reports................................................................45

Section 7.04.     Reports by Indenture Trustee........................................................46


ARTICLE VIII Accounts, Disbursements, and Releases                                                        47

Section 8.01.     Accounts............................................................................47

Section 8.02.     Withdrawals from the Collection Account and the Additional Loan Account.............49

Section 8.03.     Payments............................................................................51

Section 8.04.     Calculation of the Note Rate........................................................53

Section 8.05.     Applied Liquidation Loss Amounts....................................................53


ARTICLE IX Supplemental Indentures                                                                        54

Section 9.01.     Supplemental Indentures.............................................................54

Section 9.02.     Execution of Supplemental Indentures................................................56

Section 9.03.     Effect of Supplemental Indenture....................................................57

Section 9.04.     Reference in Notes to Supplemental Indentures.......................................57

Section 9.05.     Tax Opinion.........................................................................57

Section 9.06.     Tax Matters.........................................................................57


ARTICLE X Redemption of Notes                                                                             59

Section 10.01.    Redemption..........................................................................59

Section 10.02.    Form of Redemption Notice...........................................................60

Section 10.03.    Notes Payable on Redemption Date....................................................60


ARTICLE XI Miscellaneous                                                                                  60

Section 11.01.    Compliance Certificates and Opinions, etc...........................................60

Section 11.02.    Form of Documents Delivered to Indenture Trustee....................................62


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Section 11.03.    Acts of Noteholders.................................................................63

Section 11.04.    Notices.............................................................................63

Section 11.05.    Notices to Noteholders; Waiver......................................................64

Section 11.06.    Alternate Payment and Notice Provisions.............................................65

Section 11.07.    Conflict with Trust Indenture Act...................................................65

Section 11.08.    Effect of Headings and Table of Contents............................................65

Section 11.09.    Successors and Assigns..............................................................65

Section 11.10.    Separability........................................................................65

Section 11.11.    Benefits of Indenture...............................................................66

Section 11.12.    Legal Holidays......................................................................66

Section 11.13.    Governing Law.......................................................................66

Section 11.14.    Counterparts; Electronic Delivery...................................................66

Section 11.15.    Recording of Indenture..............................................................66

Section 11.16.    No Petition.........................................................................66

Section 11.17.    Non-recourse........................................................................67

Section 11.18.    Trust Obligation....................................................................67



                                                   EXHIBITS

EXHIBIT A - FORM OF NOTES............................................................................A-1

EXHIBIT B - FORM OF CUSTODIAL AGREEMENT .............................................................B-1

ANNEX 1  DEFINITIONS.............................................................................ANN-1-1

ANNEX 2  ADOPTION ANNEX..........................................................................ANN-2-1


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                                                                EXHIBIT 4.3(b)


         THIS INDENTURE, dated as of _______, 200_, between CWHEQ Revolving Home Equity Loan Trust, Series 200_-_, a Delaware statutory trust, and the INDENTURE TRUSTEE, as indenture trustee, and the CO-TRUSTEE, as co-trustee,

                                WITNESSETH THAT

         Each party agrees for the benefit of the other party and for the benefit of the Secured Parties as follows.

                                GRANTING CLAUSE

         The Issuer Grants to the Indenture Trustee for the Classes of Notes and Series referred to in the Adoption Annex at the Closing Date, as Indenture Trustee for the benefit of the relevant Secured Parties, all of the Issuer's interest existing now or in the future in:

                  o the Mortgage Loans including their Asset Balances (including all Additional Balances) and the related Mortgage Files and all property that secures the Mortgage Loans and all property that is acquired by foreclosure or deed in lieu of foreclosure, and all collections received on each Mortgage Loan after the Cut-off Date (excluding payments due by the Cut-off Date);

                  o the Additional Loan Account;

                  o the Additional Home Equity Loans acquired by the Trust from funds in the Additional Loan Account;

                  o the Issuer's rights under hazard insurance policies related to the Mortgage Loans and the Loan Insurance Policy;

                  o the interest of the Issuer in the Sale and Servicing Agreement and the Purchase Agreement (including the Issuer's right to cause the Mortgage Loans to be repurchased);

                  o all rights under any guaranty executed in connection with the Mortgage Loans;

                  o the Collection Account and the Payment Account maintained to hold collections related to the Mortgage Loans and their contents; and

                  o all present and future claims, demands, causes of action, and chooses in action regarding any of the foregoing and all payments on and all proceeds from any of the foregoing, including all proceeds of their conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of every kind, and other forms of obligations, instruments, and other property that at any time constitute any part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").



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         The Issuer agrees that the foregoing Grants are intended to grant in favor of the Indenture Trustee, for the respective benefit of the Secured Parties, a first priority, continuing lien and security interest in all of the Issuer's personal property. The Issuer authorizes the Indenture Trustee to file one or more financing statements describing the collateral as "all personal property" or "all assets" of the Issuer.

         These Grants are made in trust to secure the payment of principal and interest on, and any other amounts owing on, the Notes, without prejudice, priority, or distinction (except as specifically provided in this Indenture), and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

         The Indenture Trustee, as Indenture Trustee on behalf of the Secured Parties, acknowledges the Grants, accepts the trusts under this Indenture in accordance with this Indenture, and agrees to perform its duties required in this Indenture in accordance with its terms and the terms of the Transaction Documents.

                                  ARTICLE I

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         Section 1.01. Definitions.

         Unless the context requires a different meaning, capitalized terms are used in this Indenture as defined in Annex 1 or the Adoption Annex.

         Section 1.02. Incorporation by Reference of Trust Indenture Act.

         Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference into this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the Securities and Exchange Commission.

         "indenture securities" means the Notes.

         "indenture security holder" means a Noteholder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Indenture Trustee.

         "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

         All other TIA terms used in this Indenture that are defined in the TIA, defined by TIA reference to another statute, or defined by Commission rule have the meanings so assigned to them.



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         Section 1.03. Other Terms.

         Defined terms that are used only in one section or only in another definition may be omitted from the list of defined terms in Annex 1. Defined terms used in this Indenture are sometimes defined after their first use without a reference such as "(as hereinafter defined)."

         Section 1.04. Rules of Construction.

         Except as otherwise expressly provided in this Indenture or unless the context clearly requires otherwise:

         (a) Defined terms include, as appropriate, all genders and the plural as well as the singular.

         (b) References to designated articles, sections, subsections, exhibits, and other subdivisions of this Indenture, such as "Section 6.12
(a)," refer to the designated article, section, subsection, exhibit, or other subdivision of this Indenture as a whole and to all subdivisions of the designated article, section, subsection, exhibit, or other subdivision. The exhibits and other attachments to this Indenture are a part of this Indenture. The words "herein," "hereof," "hereto," "hereunder," and other words of similar import refer to this Indenture as a whole and not to any particular article, section, exhibit, or other subdivision of this Indenture.

         (c) The headings of the various Articles and Sections in this Indenture are for convenience of reference only and shall not define or limit any of the provisions of this Indenture.

         (d) Any term that relates to a document or a statute, rule, or regulation includes any amendments, modifications, supplements, or any other changes that may have occurred since the document, statute, rule, or regulation came into being, including changes that occur after the date of this Indenture, except in the case of the TIA. References to law are not limited to statutes. References to statutes include any rules or regulations promulgated under them by a governmental authority charged with the administration of the statute. Any reference to any person includes references to its successors and assigns.

         (e) Any party may execute any of the requirements under this Indenture either directly or through others, and the right to cause something to be done rather than doing it directly shall be implicit in every requirement under this Indenture. Unless a provision is restricted as to time or limited as to frequency, all provisions under this Indenture are implicitly available from time to time.

         (f) The term "including" and all its variations mean "including but not limited to." Except when used in conjunction with the word "either," the word "or" is always used inclusively (for example, the phrase "A or B" means "A or B or both," not "either A or B but not both").

         (g) A reference to "a [thing]" or "any [of a thing]" does not imply the existence or occurrence of the thing referred to even though not followed by "if any," and "any [of a thing]" is any and all of it. A reference to the plural of anything as to which there could be either one or


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more than one does not imply the existence of more than one (for instance, the phrase "the obligors on a note" means "the obligor or obligors on a note"). "Until [something occurs]" does not imply that it must occur, and will not be modified by the word "unless." The word "due" and the word "payable" are each used in the sense that the stated time for payment has passed. The word "accrued" is used in its accounting sense, i.e., an amount paid is no longer accrued. In the calculation of amounts of things, differences and sums may generally result in negative numbers, but when the calculation of the excess of one thing over another results in zero or a negative number, the calculation is disregarded and an "excess" does not exist. Portions of things may be expressed as fractions or percentages interchangeably. The word "shall" is used in its imperative sense, as for instance meaning a party agrees to something or something must occur or exist.

         (h) All accounting terms used in an accounting context and not otherwise defined, and accounting terms partly defined in this Indenture, to the extent not completely defined, shall be construed in accordance with generally accepted accounting principles in the United States. To the extent that the definitions of accounting terms in this Indenture are inconsistent with their meanings under generally accepted accounting principles, the definitions in this Indenture shall control. Capitalized terms used in this Indenture without definition that are defined in the Uniform Commercial Code of the relevant jurisdiction are used in this Indenture as defined in that Uniform Commercial Code.

         (i) In the computation of a period of time from a specified date to a later specified date or an open-ended period, the words "from" and "beginning" mean "from and including," the word "after" means "from but excluding," the words "to" and "until" mean "to but excluding," and the word "through" means "to and including." Likewise, in setting deadlines or other periods, "by" means "on or before." The words "preceding," "following," and words of similar import, mean immediately preceding or following. References to a month or a year refer to calendar months and calendar years. The words "amended" and "modified" and their derivatives as they relate to agreements refer to any changes in the agreement and may be used interchangeably.

         (j) Any reference to the enforceability of any agreement against a party means that it is enforceable against the party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (k) Generally only the registered holder of a Note is recognized, such as in "Section 2.05. Persons Considered Owner" and payment provisions. However, for the purposes of the transfer restrictions and related provisions, such as agreements, representations, and warranties by holders of Notes, references to Noteholders, holders, and the like refer equally to beneficial owners who have an interest in a Note but are not reflected in the note register as the owner and references to transfers of Notes include transfers of interests in a Note.



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                                  ARTICLE II

                                   THE NOTES

         Section 2.01. Form.

         The Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the form of Exhibit A, with any appropriate insertions, omissions, substitutions, and other variations required or permitted by this Indenture. The Notes may have any letters, numbers, or other marks of identification and any legends or endorsements placed on them that the officers executing them determine appropriate and that are consistent with this Indenture, as evidenced by their execution of the Notes. Any portion of the text of any Note may be on its reverse.

         The Notes may be typewritten, printed, lithographed, or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing them, as evidenced by their execution of them.

         The terms of the Notes are part of the terms of this Indenture.

         Section 2.02. Execution, Authentication, and Delivery.

         (a) The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any Authorized Officer on the Notes may be manual or facsimile. Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that they may have ceased to hold their offices before the authentication and delivery of the Notes or did not hold their offices at the date of the Notes.

         (b) The Indenture Trustee shall upon Issuer Order authenticate and deliver for original issue the Classes of Notes in the amounts reflected in the Adoption Annex. The aggregate principal amount of each Class of Notes outstanding at any time may not exceed those amounts except as provided in
Section 2.04. Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $[25,000] and in integral multiples of $[1,000] above that.

         (c) No Note shall be entitled to any benefit under this Indenture or be a valid obligation of the Issuer for any purpose, unless a certificate of authentication appears on it executed by the Indenture Trustee by the manual signature of one of its authorized signatories. A certificate of authentication on any Note shall be conclusive evidence, and the only evidence, that it has been duly authenticated and delivered under this Indenture.

         Section 2.03. Registration; Registration of Transfer and Exchange.

         (a) The Issuer shall cause a register (the "Note Register") to be kept in which the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee initially shall be the "Note Registrar" for registering Notes and transfers of


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Notes. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to, it shall assume the duties of Note Registrar.

         If the Issuer appoints a person other than the Indenture Trustee to be Note Registrar, the Issuer will give the Indenture Trustee prompt notice of the appointment of the Note Registrar and of the location, and any change in the location, of the Note Register. The Indenture Trustee may inspect the Note Register at all reasonable times and obtain copies of it. The Indenture Trustee may rely on a certificate executed on behalf of the Note Registrar by one of its Authorized Officers as to the names and addresses of the Noteholders and the principal amounts and number of the Notes.

         (b) Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained pursuant to Section 3.02, if the requirements of this Indenture and Section 8-401(a) of the UCC are met, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferees, new Notes of the same Class in any authorized denominations, of a like aggregate principal amount.

         (c) At the option of the Holder, Notes may be exchanged for other Notes of the same Class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at the office or agency of the Issuer maintained pursuant to Section 3.02. Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401(a) of the UCC are met the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes that the Noteholder making the exchange is entitled to receive.

         (d) All Notes issued on any registration of transfer or exchange of Notes shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered for registration of transfer or exchange.

         (e) Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, its Holder or any attorney for its Holder duly authorized in writing. The endorsement signature shall be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or any other "signature guarantee program" chosen by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

         (f) No Holder shall incur a service charge for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed on any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.04 or 9.04 not involving any transfer.



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         (g) The preceding provisions of this Section notwithstanding, the
Note Registrar need not register and the Issuer need not make transfers or exchanges of Principal Amount Notes selected for redemption or transfers or exchanges of any Note during the [15] days preceding the due date for any payment on it.

         Section 2.04. Mutilated, Destroyed, Lost, or Stolen Notes.

         If (i) the Indenture Trustee receives evidence to its satisfaction of the destruction, loss, or theft of any Note and the Indenture Trustee receives the security or indemnity it requires to hold the Issuer and the Indenture Trustee harmless, or (ii) any mutilated Note is surrendered to the Indenture Trustee, then, in the absence of notice to the Issuer, the Note Registrar, or the Indenture Trustee that the Note has been acquired by a Protected Purchaser, and if the requirements of Section 8-406 of the UCC are met and subject to Section 8-405 of the UCC, the Issuer shall execute, and on its request the Indenture Trustee shall authenticate and deliver, in exchange for the Note, a replacement Note of the same Class of like tenor and principal amount. If the mutilated, destroyed, lost, or stolen Note is, or within seven days becomes, payable, or is called for redemption, instead of issuing a replacement Note the Issuer may pay the mutilated, destroyed, lost, or stolen Note when payable or on its redemption date.

         If, after the delivery of the replacement Note or payment of a destroyed, lost, or stolen Note pursuant to this Section, a Protected Purchaser of the original Note in lieu of which the replacement Note was issued presents it for payment, the Issuer and the Indenture Trustee may recover the replacement Note (or the payment) from the person to whom it was delivered or any person taking the replacement Note from the person to whom the replacement Note was delivered or any assignee of that person, except a Protected Purchaser, and may recover on the security or indemnity provided for it to the extent of any expense incurred by the Issuer or the Indenture Trustee in connection with it.

         Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of the Note of a sum sufficient to cover any tax or other governmental charge that may be imposed on it and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) in connection with it.

         Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost, or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost, or stolen Note is enforceable by anyone at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any other Notes duly issued under this Indenture.

         The provisions of this Section are exclusive and shall preclude all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Notes.



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

         Section 2.05. Persons Considered Owner.

         Before due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee, and any agent of the Issuer or the Indenture Trustee may treat the person in whose name any Note is registered (as of the day of determination) as the owner of the Note for the purpose of receiving payments of principal and interest on the Note and for all other purposes whatsoever, whether or not the Note is overdue. None of the Issuer, the Indenture Trustee, or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         Section 2.06. Payment of Principal and Interest; Defaulted Interest.

         (a) Each Class of Interest Bearing Notes shall accrue interest on its Outstanding Amount at its Note Rate before and after maturity. Interest shall be payable on each Payment Date as specified in Section 8.03 or 5.05, subject to Section 3.01. Any installment of interest payable on an Interest Bearing Note or installment of principal payable on a Principal Amount Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the person in whose name the Note (or its predecessor
Note) is registered on the Record Date by wire transfer of immediately available funds to the account designated by the Holder at a bank or other entity having appropriate facilities, if the Holder has so notified the Indenture Trustee in writing at least five Business Days before the Record Date and is either the Depository or owner of record of Notes having an aggregate principal or notional amount of at least $1,000,000, and otherwise by check mailed first-class postage prepaid to the Holder's address as it appears on the Note Register on the Record Date, or by any other means the Noteholder and the Indenture Trustee agree to, except for the final installment of principal payable on a Principal Amount Note on a Payment Date, a redemption date, or the Scheduled Maturity Date (and except for the redemption price for any Class of Principal Amount Notes called for redemption pursuant to Section 10.01) which shall be payable as provided below.

         (b) The principal of each Principal Amount Note shall be payable, if not previously paid, on the related Scheduled Maturity Date in the manner specified in Section 8.03. All principal payments on each Class of Principal Amount Notes shall be made pro rata to the Noteholders of that Class. The Indenture Trustee shall send a notice to each person in whose name a Principal Amount Note is registered at the close of business on the Record Date preceding the Scheduled Maturity Date. The notice shall be sent by first-class mail, postage prepaid, or by facsimile (promptly confirmed by mail) not later than ten days before the Scheduled Maturity Date to each Holder of Principal Amount Notes as of the close of business on the Record Date preceding the Scheduled Maturity Date, at the Holder's address or facsimile number appearing in the Note Register, and shall specify that the principal of the Note will be payable only on presentation and surrender of the Note and shall specify the place where the Note may be presented and surrendered for payment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.02.

         (c) If the Issuer defaults in a payment of interest on a Class of Interest Bearing Notes, the Issuer shall pay defaulted interest (plus interest on the defaulted interest to the extent lawful) at the applicable Note Rate in any lawful manner. The Issuer may pay the defaulted interest to the persons who are Noteholders on a subsequent special record date, which date shall be at least five Business Days before the Payment Date. The Issuer shall fix the special record date and Payment Date, and, at least 15 days before the special record date, the Issuer shall mail to each affected Holder a notice that states the special record date, the Payment Date, and the amount of defaulted interest to be paid.

         Section 2.07. Cancellation.

         All Notes surrendered for payment, registration of transfer, exchange, or redemption shall, if surrendered to any person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered under this Indenture that the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated instead of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless before their disposal the Issuer directs by an Issuer Order that they be returned to it.

         Section 2.08. Book-Entry Notes.

         (a) The Book-Entry Notes, on original issuance, will be issued by the Issuer in the form of typewritten Notes representing the Book-Entry Notes, to the Depository Trust Company, the initial Depository. The Book-Entry Notes shall be registered initially on the Note Register in the name of Cede & Co., the nominee of the initial Depository, and no Note Owner will receive a definitive Note representing its interest in a Note, except as provided in
Section 2.10. Until definitive, fully registered Notes have been issued to the Note Owners pursuant to Section 2.10:

                  (i) the provisions of this Section shall be in full force;

                  (ii) the Note Registrar and the Indenture Trustee may deal with the Depository for all purposes of this Indenture (including the payment of principal and interest on the Notes and accepting instructions under this Indenture) as the sole holder of the Notes, and shall have no obligation to the Note Owners;

                  (iii) to the extent that this Section conflicts with any other provisions of this Indenture, this Section shall control;

                  (iv) the rights of Note Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between the Note Owners and the Depository;

                  (v) until definitive Notes are issued for the Book-Entry Notes pursuant to Section 2.10, the Depository will make book-entry transfers among the Depository's participants and receive and transmit payments of principal and interest on the Book-Entry Notes to the Depository's participants;

                  (vi) whenever this Indenture requires or permits actions to be taken based on instructions from Holders of Notes evidencing a specified percentage of the Outstanding Amount, the Depository shall be treated as representing that percentage only to the extent that it has received instructions to that effect from Note Owners owning the required percentage of the beneficial interest in the Notes and has delivered the instructions to the Indenture Trustee; and

                  (vii) the Indenture Trustee may conclusively rely on information furnished by the Depository about its participants and furnished by the participants about indirect participating firms and persons shown on the books of the indirect participating firms as direct or indirect Note Owners.

         (b) The Book-Entry Notes may not be transferred except as a whole and then only by the Depository to its nominee or by its nominee to the Depository or another nominee of the Depository, or by the Depository or its nominee to a successor to the Depository or the successor's nominee.

         Section 2.09. Notices To Depository.

         Whenever a communication to the Noteholders is required under this Indenture, until definitive Notes have been issued to the Note Owners pursuant to Section 2.10, the Indenture Trustee shall communicate with the Depository as Holder of the Notes, and shall have no obligation to the Note Owners.

         Section 2.10. Definitive Notes.

         If

                  (i) the Issuer advises the Indenture Trustee in writing that the Depository is no longer willing or able to discharge its responsibilities properly with respect to the Book-Entry Notes and the Issuer is unable to locate a qualified successor, or

                  (ii) after the occurrence of an Event of Default, Note Owners of not less than 51% of the aggregate Outstanding Amount of all Classes of Book-Entry Notes advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Note Owners, then the Depository shall notify all Note Owners and the Indenture Trustee of the occurrence of the event and of the availability of definitive Notes to Note Owners requesting them. Upon surrender to the Indenture Trustee of the Book-Entry Notes by the Depository, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver the definitive Notes in accordance with the instructions of the Depository. None of the Issuer, the Note Registrar, or the Indenture Trustee shall be liable for any delay in delivery of the instructions and may conclusively rely on, and shall be protected in relying on, the instructions. On the issuance of definitive Notes, the Indenture Trustee shall recognize the Holders of the definitive Notes as Noteholders.

         Section 2.11. Tax Treatment.

         The Issuer has agreed to make a REMIC election pursuant to the Trust Agreement, and the Notes will be REMIC regular interests.

         Section 2.12. Transfer Restrictions; Restrictive Legends.

         (a) Each transferee or purchaser of a Note that is a plan or is investing plan assets shall represent (or, in the case of a Book-Entry Note, shall be deemed to represent) that the investment and holding of the Note satisfy the conditions for exemptive relief under PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23, or a similar exemption. No plan advised by the Issuer, the Master Servicer, any other servicer, the Indenture Trustee, the underwriter or any of their respective affiliates may invest in the Notes unless an appropriate administrative prohibited transaction exemption applies to the investment. A plan is advised by a person if the person has investment or administrative discretion with respect to plan assets to be invested in the Notes, has authority or responsibility to give, or regularly gives, investment advice with respect to those plan assets for a fee and pursuant to an agreement or understanding that the advice will serve as a primary basis for investment decisions with respect to those plan assets, and will be based on the particular investment needs for the plan, or the person is an employer maintaining or contributing to the plan. The Class A-IO Notes may not be transferred to a plan or to an entity investing plan assets. The Note Registrar will not register any transfer of a Note that violates the foregoing representation or prohibitions. A "plan" is an employee benefit plan (as defined in section 3(3) of ERISA) that is subject to Title I of ERISA, a plan (as defined in and subject to section 4975 of the Code), and any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or otherwise.

         (b) Unless the Indenture Trustee receives an Opinion of Counsel to the effect that it is no longer appropriate, each definitive Note shall bear the following legend on its face:

         "[Notes other than Class A-IO Notes] Each transferee or purchaser of this Note that is a plan or is investing plan assets, by acceptance of this Note or an interest in this Note, represents that the investment and holding of this Note satisfy the conditions for exemptive relief under PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23, or a similar exemption. [Class A-IO Notes: This Note may not be transferred to a plan or to an entity investing plan assets] A "plan" is an employee benefit plan (as defined in section 3(3) of ERISA) that is subject to Title I of ERISA, a plan (as defined in and subject to section 4975 of the Code) and any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or otherwise.

         Any transfer in violation of either of the foregoing will be void ab initio, and will not operate to transfer any rights to the transferee, notwithstanding any instructions to the contrary."

         (c) Each Book-Entry Note shall bear the following legend on its face:

         "Unless this Note is presented by an authorized representative of the Depository to the Issuer or its agent for registration of transfer, exchange, or payment, and any Note issued in exchange for this Note is registered in the name of the Depository or in another name requested by an authorized representative of the Depository (and any payment on this Note is made to the Depository or to another entity requested by an authorized representative of the Depository), any transfer, pledge, or other use of this Note for value or otherwise by or to any person is wrongful inasmuch as the registered owner of this Note, the Depository, has an interest in this Note."

                                  ARTICLE III

                                   COVENANTS

         Section 3.01. Payment of Principal and Interest.

         The Issuer will duly and punctually pay the principal of the Principal Amount Notes and interest on the Interest Bearing Notes and other amounts payable on the Notes in accordance with the terms of the Notes and this Indenture. Amounts properly withheld under the Code or other applicable tax laws by any person from a payment to any Noteholder of interest or principal or other amounts shall be considered to have been paid by the Issuer to the Noteholder for all purposes of this Indenture.

         The Notes are non-recourse obligations of the Issuer and are limited in right of payment to amounts available from the Trust. The Issuer shall not otherwise be liable for payments on the Notes.

         Section 3.02. Maintenance of Office or Agency.

         The Issuer will maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices to and demands on the Issuer regarding the Notes and this Indenture may be served. The Issuer initially appoints the Indenture Trustee to serve as its agent for these purposes. The Indenture Trustee will give prompt notice to the Issuer of the location, and of any change in the location, where the Indenture Trustee maintains this office or agency. If the Issuer ever fails to maintain the required office or agency, then surrenders, notices, and demands may be made or served at the Corporate Trust Office.

         Section 3.03. Money For Payments To Be Held in Trust.

         All payments of amounts payable on any Notes pursuant to Section 8.03, shall be made from amounts deposited in the Payment Account by the Indenture Trustee or by another Paying

Agent, and no amounts so deposited in the Payment Account for payments of Notes shall be paid over to the Issuer except as provided in this Section or
Section 8.03.

         The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which the Paying Agent agrees with the Indenture Trustee that it will, and the Indenture Trustee hereby agrees in its capacity as Paying Agent that it will:

                  (i) hold all sums held by it for the payment of amounts due on the Notes in trust for the benefit of the persons entitled to them until they are paid to the persons entitled to them or otherwise disposed of as provided in this Indenture, and pay them to the persons entitled to them as provided in this Indenture;

                  (ii) give the Indenture Trustee notice of any payment default by the Issuer on the Notes of which it has actual knowledge;

                  (iii) at any time during the continuance of any payment default on the Notes, at the request of the Indenture Trustee, immediately pay to the Indenture Trustee all sums held in trust by it for the payment of the Notes;

                  (iv) immediately resign as a Paying Agent and immediately pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

                  (v) be bound by Section 11.16; and

                  (vi) comply with all requirements of the Code to withhold from any payments made by it on any Notes any applicable withholding taxes imposed on them and comply with any applicable reporting requirements.

         To obtain the satisfaction and discharge of this Indenture or for any other purpose, the Issuer may at any time by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held by it in trust. Those sums shall be held by the Indenture Trustee on the same trusts as those on which the sums were held by the Paying Agent. On payment by a Paying Agent to the Indenture Trustee, it shall be released from all further liability with respect to that money.

         Subject to applicable laws on abandoned property, any money held in trust by the Indenture Trustee or any Paying Agent for the payment of any amount due on any Note remaining unclaimed for two years after it has become payable shall be discharged from the trust and be paid to the Issuer on Issuer Request. After that the Holder of the unpaid Note shall look only to the Issuer for its payment as an unsecured general creditor (but only to the extent of the amounts paid to the Issuer). On its payment to the Issuer all liability of the Indenture Trustee or the Paying Agent with respect to that trust money shall cease. The Indenture Trustee or the Paying Agent, before being required to make the payment to the Issuer, shall at the expense and direction of the Issuer cause to be published once a notice that the money remains unclaimed and that, after a date specified in the notice not less than 30 days from the date of the publication, any unclaimed balance of the money then remaining will be repaid to the Issuer. The notice shall be published in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York. The Indenture Trustee may also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of the repayment (including mailing notice of the repayment to their last address of record to Holders whose Principal Amount Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent).

         Section 3.04. Existence.

         The Issuer will preserve its existence, rights, and franchises as a Delaware statutory trust (unless it or any successor becomes organized under the laws of any other State or of the United States, in which case the Issuer will preserve its existence, rights, and franchises under the laws of that other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which qualification to do business is necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral, and each other material agreement of the Issuer.

         Section 3.05. Protection of the Collateral.

         (a) The Issuer intends the Security Interest Granted pursuant to this Indenture in favor of the Indenture Trustee on behalf of the Secured Parties to be before all other liens on the Collateral (except as otherwise provided in the Transaction Documents). The Issuer shall take all actions necessary to obtain and maintain, for the benefit of the Indenture Trustee on behalf of the Secured Parties, a first priority perfected Security Interest in the Collateral (except as otherwise provided in the Transaction Documents). The Issuer will execute and deliver any supplements and amendments to this Indenture and any Financing Statements, Continuation Statements, instruments of further assurance, and other instruments and will take any other action appropriate to:

                  (i) Grant more effectively any portion of the Collateral;

                  (ii) preserve the Security Interest (and its priority) created by this Indenture or carry out more effectively the purposes of this Indenture;

                  (iii) perfect, publish notice of, or protect the validity of any Grant made or to be made by this Indenture;

                  (iv) enforce any rights with respect to any of the Collateral;

                  (v) preserve and defend title to the Collateral and the rights of the Indenture Trustee and the Noteholders in the Collateral against all adverse claims; or

                  (vi) pay all taxes or assessments levied or assessed on the Collateral when due.

         (b) Except as otherwise provided in this Indenture or the other Transaction Documents, the Indenture Trustee shall not remove any portion of the Collateral that consists of money or is evidenced by an instrument, certificate, or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section
3.06 unless the Indenture Trustee receive an Opinion of Counsel to the effect that the lien and Security Interest created by this Indenture will continue to be maintained on any removed property after giving effect to its removal.

         (c) The Issuer designates the Indenture Trustee its agent and attorney-in-fact to execute any Financing Statement, Continuation Statement, or other instrument required to be executed pursuant to this Section. The Issuer authorizes the Indenture Trustee to file Financing Statements or Continuation Statements, and amendments to them, relating to any part of the Collateral without the signature of the Issuer where permitted by law. A carbon, photographic, or other reproduction of this Indenture or any filed Financing Statement covering the Collateral or any part of it shall be sufficient as a Financing Statement where permitted by law. The Indenture Trustee will promptly send to the Issuer any Financing Statements or Continuation Statements that it files without the signature of the Issuer. Any Financing Statement filed relating to any part of the Collateral will state in bold-faced type that a purchase of the Mortgage Loans included in the collateral covered by the Financing Statement from the debtor will violate the rights of the secured party and its assignee.

         Section 3.06. Opinions About Collateral.

         (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either

                  (i) stating that, in its opinion, no action is necessary to perfect the Security Interest of this Indenture in the Mortgage Loans or

                  (ii) stating that, in its opinion, all action

                           o with respect to the recording and filing of this
                  Indenture, any indentures supplemental to this Indenture, and any other requisite documents and

                           o with respect to the execution and filing of any
                  Financing Statements and Continuation Statements

         has been taken that is necessary to perfect the Security Interest of this Indenture in the Mortgage Loans, and reciting the details of the action.

         (b) By the date specified in the Adoption Annex in each calendar year beginning in the year specified in the Adoption Annex, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in its opinion, no action is necessary to maintain the perfected Security Interest of this Indenture in the Mortgage Loans or stating that, in its opinion, all action has been taken

                  (i) with respect to the recording, filing, re-recording, and refiling of this Indenture, any indentures supplemental to this Indenture, and any other requisite documents and

                  (ii) with respect to the execution and filing of any Financing Statements and Continuation Statements

necessary to maintain the perfected Security Interest created by this Indenture in the Mortgage Loans and reciting the details of the action. The Opinion of Counsel shall also describe the recording, filing, re-recording, and refiling of this Indenture, any indentures supplemental to this Indenture, and any other requisite documents and the execution and filing of any Financing Statements and Continuation Statements that will, in counsel's opinion, be required to maintain the perfected Security Interest of this Indenture in the Mortgage Loans until the date specified in the Adoption Annex in the following calendar year.

         Section 3.07. Performance of Obligations.

         (a) The Issuer will not take any action (and will not permit others to take any action) that would release any person from any of their material obligations under any of the Transaction Documents, that would create any Security Interests that are not provided for in the Transaction Documents, or that would change or impair the validity or effectiveness of the Transaction Documents or any Security Interest granted under them, except as expressly provided in the Transaction Documents. The Indenture Trustee, as pledgee of the Mortgage Loans and an assignee of the Issuer's rights under the Sale and Servicing Agreement may exercise all of the rights of the Issuer to direct the actions of the Master Servicer pursuant to the Sale and Servicing Agreement.

         (b) The Issuer may contract with other persons to assist it in performing its duties under this Indenture, and the performance of those duties by a person identified to the Indenture Trustee in an Officer's Certificate shall be considered to be action taken by the Issuer.

         (c) The Issuer will punctually perform all of its obligations under the Transaction Documents, including properly filing all Financing Statements and Continuation Statements required to be filed by the Transaction Documents. Except as provided in Section 9.01, the Rating Agency Condition must be satisfied in connection with any amendment, termination, or material change in a Transaction Document. The Issuer shall not amend, terminate, or otherwise change any Transaction Document without the consent of the Indenture Trustee. The Issuer will provide notice of any termination, amendment, or material change in any Transaction Document to the Rating Agencies. The consent of the Indenture Trustee will not be required if the Rating Agency Condition is satisfied with respect to the proposed action.

         (d) Without derogating from the Grants to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee under this Indenture, the Issuer agrees

                  (i) that it will not, without the prior consent of either the Indenture Trustee or the Holders of not less than 51% of the aggregate Outstanding Amount of all Classes, change or waive, or agree to or otherwise permit any change to or waiver of, the terms of any Collateral (except to the extent otherwise provided in the Sale and Servicing Agreement); and

                  (ii) that any change in the terms of any Collateral shall not

                           (A) increase or reduce the amount of, or accelerate
                  or delay the timing of, distributions that are required to be made for the benefit of the Noteholders (except as may be incidental to changes or waivers allowed under (d)(i)) or

                           (B) reduce the percentage of the Notes that is
                  required to consent to any change in the terms of any Collateral without the consent of the Holders of all the Outstanding Notes.

If either the Indenture Trustee or the requisite percentage of Holders consent to any change in the terms of any Collateral, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, any documents the Indenture Trustee deems appropriate under the circumstances.

         Section 3.08. Negative Covenants.

         So long as any Notes are Outstanding, the Issuer shall not:

         (a) dispose of any of the Collateral or other properties or assets of the Issuer, except as expressly permitted by this Indenture or the Sale and Servicing Agreement, unless directed to do so by the Indenture Trustee;

         (b) claim any credit on, or make any deduction from the principal or interest or other amounts payable on, the Notes (other than amounts properly withheld from payments under the Code or applicable State law) or assert any claim against any present or former Noteholder for the payment of the taxes levied or assessed on any part of the Collateral;

         (c) (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be changed (except as otherwise provided in the Sale and Servicing Agreement), or permit any person to be released from any obligations on the Notes or under this Indenture except as expressly permitted by this Indenture, (ii) permit any lien, charge, excise, claim, Security Interest, mortgage, or other encumbrance (other than the lien of this Indenture and as otherwise provided in the Sale and Servicing Agreement) to affect any part of the Collateral, or any interest in it or its proceeds, or (iii) permit the lien of this Indenture not to constitute a valid first priority Security Interest in the Collateral; or

         (d) dissolve or liquidate in whole or in part;

         (e) make any distributions on any ownership interest in the Issuer (except as expressly provided for in the Transaction Documents), redeem, purchase, or otherwise retire or acquire for value any ownership interest in the Issuer (except as expressly provided for in the Transaction Documents), or set aside any amounts for any of these purposes;

         (f) engage in any business other than financing, purchasing, owning, selling, and managing the Collateral; issuing the Notes; and activities incidental to those contemplated businesses, in each case, in the manner contemplated by the Transaction Documents;

         (g) issue, incur, assume, guarantee, or otherwise have the Trust become liable, directly or indirectly, for any indebtedness except for its liabilities under the Transaction Documents and other expenses for which the Issuer is entitled to reimbursement under this Indenture or the Sale and Servicing Agreement;

         (h) make any loan or advance of credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation), endorse (except for endorsement of instruments for collection in the ordinary course of business), or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks, or dividends of, or own, purchase, repurchase, or acquire (or agree contingently to do so) any stock, obligations, assets, or securities of, or any other interest in, or make any capital contribution to, any other person out of the Trust;

         (i) make any expenditure (by long-term or operating lease or otherwise) for capital assets;

         (j) subject to the Master Servicer's servicing the Mortgage Loans in accordance with the Sale and Servicing Agreement, waive or impair, or fail to assert rights under, the Mortgage Loans, or effect impairment of the Issuer's interest in the Mortgage Loans, the Sale and Servicing Agreement, or any other Transaction Document, if the action would materially and adversely affect the interests of the Noteholders; or

         (k) take any other action or fail to take any action that would result in the imposition of tax on the Issuer (including the tax on prohibited transactions under Section 860F(a)(2) or contributions after the Startup Date, as defined in Section 860G(d) of the Code) .

         Section 3.09. Annual Compliance Statement.

         Within 80 days after the end of each year (commencing with the year specified in the Adoption Annex) the Issuer will deliver to the Indenture Trustee an Officer's Certificate stating, as to the Authorized Officer signing the Officer's Certificate, that:

                  (i) a review of the activities of the Issuer during the calendar year and of its performance under this Indenture and the Trust Agreement has been made under the Authorized Officer's supervision; and

                  (ii) to the best of the Authorized Officer's knowledge, based on that review, the Issuer has complied with all its obligations under this Indenture and the Trust Agreement throughout that year or, if there has been a default in its compliance with any obligation, specifying each default known to the Authorized Officer and its nature and status.

         Section 3.10. Issuer May Consolidate, etc., Only on Certain Terms.

         The Issuer shall not consolidate or merge with or into or transfer all or substantially all of its properties or assets to any other person, unless:

                  (i) the person (if other than the Issuer) formed by or surviving the consolidation or merger or to which the transfer is made is organized and existing under the laws of the United States or any State and expressly assumes the due and punctual payment of the principal and interest on the Notes and the performance of every obligation under each Transaction Document on the part of the Issuer to be performed by an indenture supplemental to this Indenture, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee;

                  (ii) immediately after giving effect to the transaction, no Incipient Default has occurred and is continuing;

                  (iii) the Rating Agency Condition has been satisfied with respect to the transaction;

                  (iv) the Issuer has delivered to the Indenture Trustee an Opinion of Counsel to the effect that the transaction will not have any material adverse tax consequence to the Issuer or any Noteholder;

                  (v) any action that is necessary to maintain the Security Interest created by this Indenture has been taken; and

                  (vi) the Issuer has delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that the consolidation or merger and the supplemental indenture comply with this Article and that all conditions precedent in this Indenture relating to the transaction have been complied with (including any filing required by the Exchange Act).

         Section 3.11. Successor or Transferee.

         Upon any consolidation or merger of the Issuer or transfer of all or substantially all of its properties or assets in accordance with Section 3.10, the person formed by or surviving the consolidation or merger (if other than the Issuer) or to which the transfer is made shall succeed to, and be substituted for, and may exercise every right of, the Issuer under this Indenture with the same effect as if it had been named as the Issuer in this Indenture.

         Section 3.12. Further Instruments and Acts.

         On request of the Indenture Trustee, the Issuer will execute and deliver any further instruments and do any further acts that may be appropriate to carry out more effectively the purpose of this Indenture.

         Section 3.13. Compliance with Laws.

         The Issuer shall comply with the requirements of all laws the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes or any Transaction Document.

         Section 3.14. Master Servicer as Agent and Bailee of the Indenture Trustee.

         Solely for the purposes of perfection under Section 9-313(c) of the UCC or other similar applicable law, rule, or regulation of the State in which property is held by the Master Servicer, the Master Servicer is acting as agent and bailee of the Indenture Trustee in holding amounts subject to deposit to the Collection Account, as well as its agent and bailee in holding any Mortgage File released to the Master Servicer, and any other items of Collateral that come into the possession of the Master Servicer. By the Master Servicer's execution of the Sale and Servicing Agreement, the Indenture Trustee, as a secured party of the Mortgage Loans, has possession of these items for the purposes of Section 9-313(c) of the UCC of the state in which the Issuer is organized.

         Section 3.15. Investment Company Act.

         The Issuer shall not become an "investment company" or under the "control" of an "investment company" as those terms are defined in the Investment Company Act of 1940 and the rules and regulations under it (taking into account not only the general definition of the term "investment company" but also any available exceptions to the general definition). The Issuer shall be in compliance with this Section 3.15 if it obtains an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in the order.

         Section 3.16. Representations.

         (a) The Issuer represents and warrants to the Indenture Trustee that as of the Closing Date, unless specifically stated otherwise:

                  (i) This Indenture creates a valid and continuing Security Interest in the Collateral in favor of the Indenture Trustee. The Security Interest created by this Indenture is a first priority perfected Security Interest and it is enforceable as such against creditors of, and purchasers from, the Issuer.

                  (ii) The Mortgage Notes are "instruments" as defined in the UCC.

                  (iii) Before the Grants of the Security Interest pursuant to the Granting Clause of this Indenture, the Issuer owns, and has good and marketable title to, the Mortgage Loans free of any lien, claim, or encumbrance of any person.

                  (iv) By the Closing Date with respect to the Mortgage Loans and within 10 days of the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the Issuer will file Financing Statements in the proper filing office in the appropriate jurisdiction to perfect the Security Interest in the Collateral Granted under this Indenture.

                  (v) The Issuer has received a written acknowledgement from the Custodian that the Custodian is acting solely as agent of the Indenture Trustee.

                  (vi) The Issuer has not authorized the filing of and is not aware of any Financing Statements against the Issuer that include a description of collateral covering the Collateral other than any financing statement (A) relating to the Security Interests granted to the Indenture Trustee pursuant to this Indenture, (B) that has been terminated, or (C) that names the Indenture Trustee as secured party.

                  (vii) The Mortgage Notes that constitute or evidence the Collateral do not have any marks or notations indicating that they have been pledged, assigned, or otherwise conveyed to any person other than the Indenture Trustee. All Financing Statements filed or to be filed against the Issuer in favor of the Indenture Trustee in connection with this Indenture describing the Collateral contain a statement to the following effect: "A purchase of the Mortgage Loans included in the collateral covered by this financing statement will violate the rights of the Indenture Trustee."

                  (viii) On the Closing Date, the Issuer is a "Qualifying SPE" as such term is defined in the statement of Accounting Standards No. 140 of the Financial Accounting Standards Board, as in effect on the Closing Date.

         (b) The representations and warranties in this Section 3.16 shall survive delivery of the respective Mortgage Files to the Custodian pursuant to the Custodial Agreement and the termination of the Sale and Servicing Agreement.

         (c) The Indenture Trustee shall not, without the prior written consent of the Rating Agencies, waive any of the representations and warranties in Section 3.16(a).

                                  ARTICLE IV

                          SATISFACTION AND DISCHARGE

         Section 4.01. Satisfaction and Discharge of Indenture.

         Except for rights of conversion or transfer or exchange of Notes expressly provided for, the rights of the Indenture Trustee under Section 6.07, and the rights of Noteholders as beneficiaries of this Indenture, this Indenture shall cease to be of further effect, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when the option of the

Issuer to redeem the Principal Amount Notes as described in Section 10.01 is exercised or, if not exercised then:

                  (i) either:

                           (A) all Notes previously authenticated and
                  delivered have been delivered to the Indenture Trustee for cancellation, other than

                                    (1) Notes that have been destroyed, lost,
                           or stolen and that have been replaced or paid as provided in Section 2.04;

                                    (2) Notes for whose payment money has been
                           deposited in trust or segregated and held in trust by the Issuer and later repaid to the Issuer or discharged from the trust, as provided in Section 3.03); and

                                    (3) Notes that have been paid in full and
                           that by their terms expire without the payment of a principal balance; or

                           (B) all Notes not previously delivered to the
                  Indenture Trustee for cancellation:

                                    (1) have become payable,

                                    (2) will become payable at their Scheduled
                           Maturity Date within one year, or

                                    (3) are to be called for redemption within
                           one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer or by their terms expire within one year without the payment of a principal balance, and the Issuer, in the case of (1), (2), or (3) above, has irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States (which will mature before the date the amounts are payable), in trust for these purposes, in an amount sufficient to pay the entire indebtedness when due on the unexpired Notes not previously delivered to the Indenture Trustee for cancellation to the applicable Scheduled Maturity Date or redemption date (if Notes have been called for redemption pursuant to Section 10.01), as the case may be;

                  (ii) the Issuer has paid all other sums payable under this Indenture by the Issuer; and

                  (iii) the Issuer has delivered to the Indenture Trustee an Officer's Certificate, an Opinion of Counsel, and (if required by the TIA), an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.01, each stating that all conditions precedent provided for in this Indenture relating to the satisfaction and discharge of this Indenture have been complied with.

         Section 4.02. Application of Trust Money.

         All money deposited with the Indenture Trustee pursuant to Section
4.01 shall be held in trust and applied by it, in accordance with the Notes and this Indenture, to the payment to the Holders of the particular Notes for the payment or redemption of which the money has been deposited with the Indenture Trustee, of all sums due and to become due on them for principal and interest. That money need not be segregated from other funds except to the extent required in this Indenture or required by law.

         Section 4.03. Release of Collateral.

         (a) Upon satisfaction and discharge of this Indenture pursuant to
Section 4.01 and otherwise as permitted by this Indenture, the Indenture Trustee shall execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the property, in a manner and under circumstances that are not inconsistent with this Indenture. No party relying on an instrument executed by the Indenture Trustee as provided in this Section shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any moneys.

         (b) When no Notes are Outstanding, the Indenture Trustee shall release any remaining Collateral that secured the Notes from the lien of this Indenture and release to the Issuer any funds then on deposit in any account other than funds held in trust for the satisfaction of Notes that have not been surrendered for payment. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section only on receipt of an Issuer Request accompanied by an Officer's Certificate.

         (c) Whenever a Mortgage Loan has been substituted for or repurchased in accordance with Section 2.02(a) or 2.04(d) of the Sale and Servicing Agreement, purchased in accordance with Section 3.06 of the Sale and Servicing Agreement, or designated for transfer in accordance with Section 2.06 of the Sale and Servicing Agreement, the Indenture Trustee shall execute appropriate documents to release the Mortgage Loan from the lien of this Indenture and deliver the Mortgage File to the appropriate party.

         (d) The Indenture Trustee shall release property from the lien of this Indenture only on receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel, and Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(l) or an Opinion of Counsel in lieu of Independent Certificates to the effect that the TIA does not require any Independent Certificates.

                                  ARTICLE V

                                   REMEDIES

         Section 5.01. Events of Default.

         Any one of the following events is an "Event of Default" whatever the reason:

                  (i) default by the Issuer in the payment of any interest on any Interest Bearing Note when it becomes payable, and the default continues for five days; or

                  (ii) default by the Issuer in the payment of the principal of any Principal Amount Note when it becomes payable and the default continues for five days; or

                  (iii) default in the performance of any obligation of the Issuer under this Indenture (other than an obligation specifically dealt with elsewhere in this Section), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered in connection with this Indenture proves to have been materially incorrect as of the time when it was made, and the default or the circumstance making the representation or warranty incorrect has not been cured within 60 days after notice to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of all Classes of Notes by registered or certified mail specifying the default or incorrect representation or warranty and requiring it to be remedied and stating that the notice is a notice of default under this Indenture; or

                  (iv) an Insolvency Event occurs with respect to the Issuer.

The Issuer shall deliver to the Indenture Trustee, within five days after its occurrence, notice in the form of an Officer's Certificate of any Incipient Default under clause (iii), its status, and what action the Issuer is taking or proposes to take with respect to the event.

         Section 5.02. Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default occurs and is continuing, then the Indenture Trustee or the Holders of not less than 51% of the aggregate Outstanding Amount of all Classes of Principal Amount Notes may declare all the Notes to be immediately payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon that declaration the unpaid principal amount of the Principal Amount Notes, together with accrued interest on them through the date of acceleration, shall become immediately payable.

         At any time after the declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee or the Holders of not less than 51% of the aggregate Outstanding Amount of all Classes, by notice to the Issuer and the Indenture Trustee, may rescind the declaration and its consequences if:

                  (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                           (A) all payments of principal on the Principal
                  Amount Notes and interest on the Interest Bearing Notes and all other amounts that would then be due under this Indenture or on the Notes if the Event of Default giving rise to the acceleration had not occurred; and

                           (B) all sums paid or advanced by the Indenture
                  Trustee under this Indenture and the reasonable compensation, expenses, disbursements, and advances of the Indenture Trustee and its agents and counsel; and

                  (ii) all Events of Default, other than the nonpayment of the principal or interest of the Notes that have become due solely by the acceleration, have been cured or waived as provided in Section 5.13.

No rescission shall affect any subsequent default or impair any right consequent to it.

         Section 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

         (a) The Issuer covenants that if the Notes are accelerated following an Event of Default, then the Issuer will pay to the Indenture Trustee on demand, for the benefit of the Noteholders, the whole amount then payable on the Notes and, in addition, any further amount needed to cover the expenses of collection, including the reasonable compensation and expenses of the Indenture Trustee and its agents and counsel.

         (b) If the Issuer fails to pay those amounts immediately on demand, the Indenture Trustee, in its own name and as trustee of an express trust, subject to Section 11.16 may institute a Proceeding for the collection of the sums due, and may prosecute the Proceeding to final decree, and may enforce the judgment against the Issuer (or other obligor on the Notes) and collect in the manner provided by law out of the property of the Issuer (or other obligor on the Notes) wherever situated, the moneys determined to be payable.

         (c) If an Event of Default occurs and is continuing, the Indenture Trustee subject to Section 11.16 may in its discretion (subject to Section 5.04) proceed to protect and enforce its rights and the rights of the Secured Parties, by Proceedings the Indenture Trustee deems most effective to protect and enforce those rights, whether for the specific enforcement of any agreement in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

         (d) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of this Indenture to which the Indenture Trustee is a party), the Indenture Trustee shall be held to represent all the Secured Parties, and it shall not be necessary to make any Noteholder a party to the Proceedings.

         (e) All rights of action and assertion of claims under this Indenture, the Sale and Servicing Agreement, or any of the Notes may be enforced by the Indenture Trustee without the possession of any of the Notes or their production in any Proceedings regarding them. Any Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust. Any recovery of judgment, subject to the payment of the expenses, disbursements, and compensation of the Indenture Trustee, each predecessor Indenture Trustee, and their agents and counsel, shall be for the ratable benefit of the Secured Parties.

         Section 5.04. Indenture Trustee May File Proofs of Claim.

         (a) If

                  (1) Proceedings under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency, or other similar law are pending relating to the Issuer or any other obligor on the Notes or any person having or claiming an ownership interest in the Collateral, or

                  (2) a receiver, assignee, or trustee in bankruptcy or reorganization, or liquidator, sequestrator, or similar official has been appointed for or taken possession of the Issuer or its property or the other obligor or person, or

                  (3) any other comparable judicial Proceedings are pending relating to the Issuer or other obligor on the Notes, or to the creditors or property of the Issuer or the other obligor,

then, irrespective of whether the principal of any Principal Amount Notes is then payable as expressed in them or by declaration or otherwise and irrespective of whether the Indenture Trustee has made any demand pursuant to this Section, the Indenture Trustee is authorized by intervention in the Proceedings or otherwise:

                  (i) to file and prove claims for the entire amount of principal owing on any Principal Amount Notes and interest owing on any Interest Bearing Notes and other amounts owing on any Notes and to file any other documents appropriate to have the claims of the Indenture Trustee and of the Noteholders allowed in the Proceedings (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith);

                  (ii) to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee, or person performing similar functions in the Proceedings; and

                  (iii) to collect and receive any moneys or other property payable on any claims and to distribute all amounts received on the claims of the Noteholders and of the Indenture Trustee on their behalf;

and any trustee, receiver, liquidator, custodian, or other similar official in any Proceeding is hereby authorized by each of the Noteholders to make payments to the Indenture Trustee and, if the Indenture Trustee consents to the Noteholders receiving payments directly, to pay to the Indenture Trustee amounts sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee, and their respective agents and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

         (b) Nothing in this Indenture authorizes the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment, or composition affecting the Notes or the rights of any Noteholder or authorizes the Indenture Trustee to vote on the claim of any Noteholder in any such proceeding, except to vote for the election of a trustee in bankruptcy or similar person.

         Section 5.05. Remedies; Priorities.

         (a) If an Event of Default has occurred and is continuing, the Indenture Trustee subject to Section 11.16 may do any of the following (subject to Section 5.11):

                  (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture, whether by declaration or otherwise, and all amounts payable under the Sale and Servicing Agreement, and enforce any judgment obtained, and collect from the Issuer and any other obligor on the Notes moneys adjudged due;

                  (ii) institute Proceedings for the complete or partial foreclosure of this Indenture with respect to the Collateral;

                  (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights of the Indenture Trustee and the Noteholders;

                  (iv) exercise all rights of the Issuer in connection with the Purchase Agreement and the Sale and Servicing Agreement against the Sponsor, the Depositor, or the Master Servicer or otherwise; and

                  (v) sell any portion of the Collateral or interests in it at one or more public or private sales called and conducted in any manner permitted by law.

The Indenture Trustee, however, may not sell or otherwise liquidate Collateral following an Event of Default unless

                  (A) the Indenture Trustee obtains the consent of the Holders of 100% of the aggregate Outstanding Amount of the Notes of all Classes,

                  (B) the proceeds of the sale or liquidation distributable to the Secured Parties are sufficient to discharge in full all amounts then due on the Principal Amount Notes, or

                  (C) the Indenture Trustee determines that the Collateral will not continue to provide sufficient funds for the payment of principal of the Principal Amount Notes and interest on the Interest Bearing Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Holders of a majority of the aggregate Outstanding Amount of the Notes of all Classes.

In determining the sufficiency or insufficiency under clause (B) and (C), the Indenture Trustee may, but need not, obtain and rely on an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of the proposed action and as to the sufficiency of the Collateral for the purpose.

         (b) If the Indenture Trustee collects any money or property under this Article, it shall pay out the money or property in the following order:

                  FIRST: to the Indenture Trustee for the fee of the Indenture Trustee (separately agreed to between the Master Servicer and the Indenture Trustee) then due and any expenses incurred by it in connection with the enforcement of the remedies under this Article and to the Owner Trustee for the fee of the Owner Trustee (separately agreed to between the Master Servicer and the Owner Trustee) then due and any expenses due to the Owner Trustee under any of the Transaction Documents and to the Co-Trustee for the fee of the Co-Trustee then due and any expenses due to the Co-Trustee incurred by it under any of the Transaction Documents;

                  SECOND: to the Noteholders for interest due on the Interest Bearing Notes (except for Basis Risk Carryforward), sequentially, to the Class A, Class M-[1], Class M-[2], Class M-[3], Class M-[4], Class M-[5], Class M-[6], and Class B Notes;

                  THIRD: to the Noteholders for amounts due on the Principal Amount Notes for principal, sequentially, to the Class A, Class M-[1], Class M-[2], Class M-[3], Class M-[4], Class M-[5], Class M-[6], and Class B Notes, until the Note Principal Balance of each Class of Notes is reduced to zero;

                  FOURTH: to pay any Basis Risk Carryforward owed to each Class of Principal Amounts Notes to the Noteholders of each Class of Principal Amount Notes, sequentially, to the Class A, Class M-[1], Class M-[2], Class M-[3], Class M-[4], Class M-[5], Class M-[6], and Class B Notes; and

                  FIFTH: to the Issuer for distribution in accordance with the Trust Agreement.

         Section 5.06. Optional Preservation of the Collateral.

         If the Notes have been declared to be due under Section 5.02 following an Event of Default and the declaration and its consequences have not been annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Collateral. The parties and the Noteholders want sufficient funds to exist at all times for the payment of principal of and interest on the Notes and other obligations of the Issuer, and the Indenture Trustee shall take that into account when determining whether or not to maintain possession of any Collateral. In determining whether to maintain possession of the Collateral, the Indenture Trustee may, but need not, obtain and rely on an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of the proposed action and as to the sufficiency of the Collateral for the purpose.

         Section 5.07. Limitation of Suits.

         No Noteholder may institute any Proceeding with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy under this Indenture, subject to Section 11.16:

                  (i) the Holder has previously given notice to the Indenture Trustee of a continuing Event of Default;

                  (ii) the Holders of not less than 51% of the aggregate Outstanding Amount of all Classes have requested the Indenture Trustee in writing to institute a Proceeding with respect to the Event of Default in its own name as Indenture Trustee under this Indenture;

                  (iii) the Holders have offered the Indenture Trustee reasonable indemnity against the costs and liabilities to be incurred in complying with the request;

                  (iv) the Indenture Trustee for 60 days after its receipt of the request and offer of indemnity has failed to institute Proceedings; and

                  (v) no direction inconsistent with the request has been given to the Indenture Trustee during the 60-day period by the Holders of not less than 51% of the aggregate Outstanding Amount of all Classes.

No Holders of Notes shall have any right in any manner whatever because of this Indenture to affect the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner provided in this Indenture.

         If the Indenture Trustee receives inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than 51% of the aggregate Outstanding Amount of all Classes, the Indenture Trustee in its sole discretion may determine what action shall be taken.

         Section 5.08. Unconditional Right to Receive Principal and Interest.

         Notwithstanding any other provisions in this Indenture, every Noteholder has an absolute and unconditional right to receive payment of the principal of the Principal Amount Notes and interest on the Interest Bearing Notes and other amounts payable on its Note after their due dates (or, in the case of redemption, after the redemption date) and to institute suit for the enforcement of any payment, and this right shall not be impaired without the consent of the Holder.

         Section 5.09. Restoration of Rights and Remedies.

         If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right under this Indenture and the Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to the Noteholder, then the Issuer, the Indenture Trustee, and the Noteholders shall, subject to any determination in the Proceeding, be restored severally and respectively to their former positions under this Indenture, and all rights of the Indenture Trustee and the Noteholders shall continue as though no Proceeding had been instituted.

         Section 5.10. Rights and Remedies Cumulative.

         No right given to the Indenture Trustee or to the Noteholders in this Indenture is intended to be exclusive of any other right, and every right shall, to the extent permitted by law, be cumulative to every other right given under this Indenture or existing at law or in equity or otherwise. The assertion of any right under this Indenture, or otherwise, shall not prevent the concurrent assertion of any other appropriate right.

         Section 5.11. Delay or Omission Not a Waiver.

         No delay in exercising or failure to exercise any right accruing on any Incipient Default shall impair the right or constitute a waiver of the Incipient Default or an acquiescence in it. Every right given by this Article or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders.

         Section 5.12. Control by Noteholders.

         The Holders of not less than 51% of the aggregate Outstanding Amount of all Classes may direct the time, method, and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any right conferred on the Indenture Trustee. No direction shall be binding unless:

                  (i) it does not conflict with any rule of law or with this Indenture; and

                  (ii) it is by the Holders of Notes representing not less than 100% of the aggregate Outstanding Amount of all Classes if the direction to the Indenture Trustee is to sell or liquidate the Collateral.

The Indenture Trustee may take any other action it deems proper that is not inconsistent with the direction, Section 5.04, or Section 5.05.

         Section 5.13. Waiver of Past Defaults.

         Before the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02, the Holders of not less than 51% of the aggregate Outstanding Amount of all Classes may waive any past default and its consequences except a default

                  (i) in payment of principal on any Principal Amount Notes or interest on any Interest Bearing Notes or

                  (ii) regarding a provision of this Indenture that cannot be changed without the consent of the Holder of each affected Note.

         After any such waiver, the Incipient Default shall cease to exist and be considered to have been cured and not to have occurred, and any Event of Default arising from it shall be considered to have been cured and not to have occurred, for every purpose of this Indenture. No waiver shall extend to any subsequent or other default or impair any right consequent to it.

         Section 5.14. Undertaking For Costs.

         All parties to this Indenture agree, and each Holder of a Note by its acceptance of its Note agrees, that in any suit for the enforcement of any right under this Indenture, or in any suit against the Indenture Trustee or Co-Trustee for any action taken, suffered, or omitted by it as Indenture Trustee or Co-Trustee, any court may in its discretion require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and that the court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. The provisions of this Section shall not apply to

                  (i) any suit instituted by the Indenture Trustee or the Co-Trustee,

                  (ii) any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 25% of the aggregate Outstanding Amount of all Classes, or

                  (iii) any suit instituted by any Noteholder for the enforcement of the payment of principal of any Principal Amount Note or interest on any Interest Bearing Note after the due dates expressed in the Note and in this Indenture (or, in the case of redemption, after the redemption date).

         Section 5.15. Waiver of Stay or Extension Laws.

         To the extent that it may lawfully do so, the Issuer covenants that it will not at any time insist on, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time after this in force, that may affect the covenants or the performance of this Indenture. To the extent that it may lawfully do so, the Issuer expressly waives all benefit of any such law, and covenants that it will not hinder, delay, or impede the execution of any power granted in this Indenture to the Indenture Trustee, but will permit the execution of every power as though the law had not been enacted.

         Section 5.16. Rapid Amortization Events.

         If any one of the following events occurs during the Managed Amortization Period:

         (a) The failure of the Sponsor or the Master Servicer to make any payment or deposit required by the Sale and Servicing Agreement within three Business Days after the payment or deposit was required to be made;

         (b) The failure of the Sponsor or the Master Servicer to cause the Depositor to observe or perform in any material respect the covenants of the Depositor in Section 2.01(h) or 2.05 of the Sale and Servicing Agreement;

         (c) The failure of the Sponsor to observe or perform in any material respect any other covenants of the Sponsor in the Sale and Servicing Agreement that materially and adversely affects the interests of the Noteholders and that continues unremedied and continues to affect materially and adversely the interests of the Noteholders for 60 days (five days in the case of any failure to transfer to the Trust Eligible Substitute Mortgage Loans or deposit into the Collection Account the Transfer Deposit Amount in accordance with Section 2.07(a) of the Sale and Servicing Agreement) after the date on which written notice of the failure, requiring it to be remedied, shall have been given to the Sponsor by the Indenture Trustee, or to the Sponsor and the Indenture Trustee by the Holders of not less than 51% of the aggregate Outstanding Amount of all Classes of Notes;

         (d) Any representation or warranty made by the Sponsor or the Depositor in the Sale and Servicing Agreement proves to have been incorrect in any material respect when made, as a result of which the interests of the Noteholders are materially and adversely affected and that continues to be incorrect in any material respect and continues to affect materially and adversely the interests of the Noteholders for 60 days after the date on which notice of the failure, requiring it to be remedied, shall have been given to the Sponsor or the Depositor, as the case may be, by the Indenture Trustee, or to the Sponsor, the Depositor, and the Indenture Trustee by the Holders of not less than 51% of the aggregate Outstanding Amount of all Classes (a Rapid Amortization Event pursuant to this subparagraph (d) shall not occur if the Sponsor has accepted retransfer of the related Mortgage Loans or substituted for them during the 60-day period (or such longer period (not to exceed an additional 60 days) as the Indenture Trustee may specify) in accordance with the Sale and Servicing Agreement);

         (e) An Insolvency Event occurs with respect to the holder of the Class R-[1] Certificates or the Depositor, but for this purpose the 60-day periods in the definition of Insolvency Event shall be 30 days; or

         (f) The Trust becomes subject to registration as an "investment company" under the Investment Company Act of 1940;

         (g) The Rapid Amortization Delinquency Trigger Event or the Rapid Amortization Cumulative Loss Trigger Event has occurred and is continuing;

then, when any event described in subparagraph (a), (b), (c), (d), or (g) occurs, either the Indenture Trustee or the Holders of not less than 51% of the aggregate Outstanding Amount of all Classes, by notice given in writing to the holder of the Class R-[1] Certificates, the Depositor, and the Master Servicer (and to the Indenture Trustee if given by the Noteholders) may declare that an early amortization event (a "Rapid Amortization Event") has occurred as of the date of the notice, and in the case of any event described in subparagraph (e) or (f), a Rapid

Amortization Event shall occur without any notice or other action on the part of the Indenture Trustee or the Noteholders, immediately upon its occurrence.

         Section 5.17. Sale of Collateral.

         (a) The power to effect any sale or other disposition (a "Sale") of any portion of the Collateral pursuant to Section 5.05 is subject to this
Section 5.17. The Indenture Trustee waives its right to any amount fixed by law as compensation for any Sale.

         (b) In connection with a Sale of any of the Collateral,

                  (i) any Holder of Notes may bid for the property offered for sale, and on compliance with the terms of sale may own the property without further accountability, and may, in paying its purchase price, deliver any Principal Amount Notes or claims for interest on Interest Bearing Notes rather than cash up to the amount that would be payable on them from the distribution of the net proceeds of the sale, and the Notes shall be returned to the Holders after being appropriately stamped to show partial payment if the amount payable for the property is less than the amount due on the Notes;

                  (ii) the Indenture Trustee may bid for and acquire the property offered for Sale, and may purchase any portion of the Collateral in a private sale, and rather than paying cash, may settle the purchase price by crediting the gross Sale price against the amount that would be distributable as a result of the Sale in accordance with Section 5.05(b) on the next Payment Date after the Sale without being required to produce the Notes to complete the Sale or for the net Sale price to be credited against the Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with this Indenture;

                  (iii) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Collateral in connection with its Sale;

                  (iv) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer its interest in any portion of the Collateral in connection with its Sale, and to take all action necessary to effect the Sale; and

                  (v) no purchaser or transferee at a Sale need ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

         Section 5.18. Performance and Enforcement of Certain Obligations.

         The Indenture Trustee, as pledgee of the Mortgage Loans, may, and at the direction of the Holders of 66(2)/3% of the Outstanding Amount of all Classes shall exercise all rights of the Issuer against the Sponsor or the Master Servicer in connection with the Sale and Servicing Agreement, including the right to take any action to obtain performance by either Seller or the

Master Servicer, as the case may be, of each of their obligations to the Issuer under the Sale and Servicing Agreement and to give any consent, request, notice, direction, approval, extension, or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall not be suspended.

                                  ARTICLE VI

                             THE INDENTURE TRUSTEE

         Section 6.01. Duties of Indenture Trustee.

         (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would use under the circumstances in the conduct of its own affairs.

         (b) Except during the continuance of an Event of Default:

                  (i) obligations of the Indenture Trustee shall be determined solely by the express provisions of this Indenture and the Sale and Servicing Agreement, the Indenture Trustee undertakes to perform only the duties specifically stated in this Indenture and the Sale and Servicing Agreement, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                  (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed in them, on certificates, opinions, or other documents furnished to the Indenture Trustee and conforming to the requirements of this Indenture and the Sale and Servicing Agreement, and the Indenture Trustee need not investigate into any of the matters expressed in them; but in the case of certificates or opinions specifically required to be furnished to the Indenture Trustee, the Indenture Trustee must examine them to determine whether or not they conform to the requirements of this Indenture and the Sale and Servicing Agreement.

         (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) this subsection does not limit the effect of Section 6.01(b);

                  (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with the direction received by it from the Holders of not less than 51% of the aggregate Outstanding Amount of all Classes relating to the method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any right conferred on the Indenture Trustee under this Indenture or the Sale and Servicing Agreement;

                  (iv) the Indenture Trustee shall not be charged with knowledge of the occurrence of an Incipient Default, a Rapid Amortization Event, or of any failure by the Master Servicer to comply with its obligations under Section 6.01(i) or (ii) of the Sale and Servicing Agreement unless a Responsible Officer at the Corporate Trust Office obtains actual knowledge of the failure or the Indenture Trustee receives notice of the failure; and

                  (v) no provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under this Indenture or in the exercise of any of its rights, if it has reasonable grounds to believe that repayment of the funds or adequate indemnity against the risk is not reasonably assured to it.

         (d) Every provision of this Indenture relating to the conduct or affecting the liability of the Indenture Trustee shall be subject to the provisions of this Section and the TIA.

         (e) The limitations on the obligations of the Indenture Trustee under this Indenture shall not affect any obligations of the Indenture Trustee acting as Master Servicer under the Sale and Servicing whenever it may be so acting.

         Section 6.02. Notice of Defaults.

         If an Incipient Default or Rapid Amortization Event occurs and is continuing and if a Responsible Officer knows of it, the Indenture Trustee shall mail to each Noteholder notice of the Incipient Default or Rapid Amortization Event within 90 days after it occurs. Except in the case of an Incipient Default in payment of principal or interest on any Note, the Indenture Trustee may withhold the notice to Noteholders so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

         Section 6.03. Rights of Indenture Trustee.

         (a) The Indenture Trustee and the Co-Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person.

         (b) Before the Indenture Trustee or the Co-Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. Neither the Indenture Trustee nor the Co-Trustee shall be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel unless other evidence is specifically required.

         (c) The Indenture Trustee and the Co-Trustee may execute any of the trusts or powers under this Indenture or perform any duties under this Indenture either directly or through agents or counsel or a custodian or nominee, and neither the Indenture Trustee nor the Co-Trustee shall be responsible for any misconduct or negligence on the part of, or for the supervision of, any agent, counsel, custodian, or nominee appointed with due care by it under this Indenture.

         (d) The Indenture Trustee and the Co-Trustee may consult with counsel, and the written advice of counsel with respect to legal matters relating to this Indenture, the Transaction Documents, and the Notes and any Opinion of Counsel shall be full authorization and protection from liability for any action taken, omitted, or suffered by it under this Indenture in good faith and in accordance with the advice of counsel or any Opinion of Counsel.

         (e) The Indenture Trustee may enter into any amendment of the Sale and Servicing Agreement as to which the Rating Agency Condition is satisfied, and when so requested by an Issuer Request and the Rating Agency Condition is satisfied, the Indenture Trustee shall enter into any amendment of the Sale and Servicing Agreement

                  (i) that does not impose further obligations or liabilities on the Indenture Trustee, and

                  (ii) as to which either the Rating Agency Condition is satisfied or Holders of not less than 66(2)/3% of the aggregate Outstanding Amount of all Classes have consented.

         (f) With the consent of the Master Servicer, the Indenture Trustee may appoint Custodians to hold any portion of the Collateral as agent for the Indenture Trustee, by entering into a Custodial Agreement substantially in the form of Exhibit B. Subject to this Article, the Indenture Trustee agrees to comply with each Custodial Agreement and to enforce each Custodial Agreement against the custodian for the benefit of the Secured Parties. Each custodian shall be a depository institution (or an affiliate of a depository institution) subject to supervision by federal or state authority and shall be qualified to do business in the jurisdiction in which it holds any Collateral.

         Section 6.04. Indenture Trustee Not Responsible for Certain Things.

         The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of the Collateral or any Transaction Document (other than the signature and authentication of the Indenture Trustee on the Notes). It shall not be responsible for any statement in this Indenture other than Section 6.14 or in any document issued in the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

         The Indenture Trustee is not accountable for the use or application by the Issuer of any of the Notes or of the proceeds of the Notes, or for the use or application of any funds paid to the Depositor or the Master Servicer on the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Master Servicer. The Indenture Trustee shall not be responsible for:

                  (i) the validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of its perfection and priority, or for the sufficiency of the Trust or its ability to generate the payments to be distributed to Noteholders under this Indenture, or the sufficiency or validity of MERS or the MERS(R) System, including the existence, condition, and ownership of any Mortgaged Property;

                  (ii) the existence and enforceability of any hazard insurance on any Mortgaged Property;

                  (iii) the validity of the assignment of any Mortgage Loan to the Indenture Trustee or of any intervening assignment;

                  (iv) the completeness of any Mortgage Loan;

                  (v) the performance or enforcement of any Mortgage Loan;

                  (vi) any investment of monies by or at the direction of the Master Servicer or any resulting loss;

                  (vii) the acts or omissions of any of the Depositor, the Master Servicer, any subservicer, or any mortgagor under a Mortgage;

                  (viii) any action of the Master Servicer or any subservicer taken in the name of the Indenture Trustee; or

                  (ix) the failure of the Master Servicer or any subservicer to act or perform any duties required of it as agent of the Indenture Trustee.

The Indenture Trustee shall have no responsibility for filing any Financing or Continuation Statement in any public office at any time or otherwise to perfect or maintain the perfection of any Security Interest or lien granted to it under this Indenture or to prepare or file any Commission filing for the Trust or to record this Indenture.

         Section 6.05. Individual Rights of Indenture Trustee.

         The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer, the Sponsor, and their affiliates with the same rights it would have if it were not Indenture Trustee. Any co-trustee, Paying Agent, Note Registrar, co-registrar, or co-paying agent may do the same with like rights.

         Section 6.06. Money Held in Trust.

         Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the Transaction Documents. The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing.

         Section 6.07. Compensation.

         (a) The compensation of the Indenture Trustee will be separately agreed to between the Master Servicer and the Indenture Trustee and, to the extent not paid otherwise, will be payable after an Event of Default as provided in Section 5.05(b). To the extent funds available under Section 5.05(b) are insufficient to pay the full amount of the fees, they will be paid by the Master Servicer. Except for amounts available for the purpose as provided in Section 5.05(b), the Indenture Trustee shall have no claim against the Issuer or any of the Collateral for the payment of any of its fees and expenses. The Indenture Trustee shall not fail to perform its duties under the Transaction Documents if its fees and expenses are not paid.

         (b) The compensation of the Co-Trustee will be separately agreed to between the Master Servicer and the Co-Trustee and, to the extent not otherwise paid, will be payable after an Event of Default as provided in
Section 5.05(b). The Co-Trustee shall have no claim against the Issuer or any of the Collateral for the payment of any of its fees and expenses. The Co-Trustee shall not fail to perform its duties under this Indenture if its fees and expenses are not paid.

         Section 6.08. Eligibility.

         The Indenture Trustee shall be a corporation organized and doing business under the laws of the United States or any State, authorized under those laws to exercise trust powers, and shall satisfy the requirements of Rule 3a-7(a)(4)(i) of the Investment Company Act of 1940. The Indenture Trustee shall satisfy the requirements of TIA Section 310(a) at all times. The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as shown in its most recent published annual report of condition. The Indenture Trustee shall comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9). However, any indentures under which other securities of the Issuer are outstanding shall be excluded from the operation of TIA Section 310(b)(1) if the requirements for the exclusion in TIA Section 310(b)(1) are met. The principal office of any successor Indenture Trustee shall be in a state for which an Opinion of Counsel has been delivered to the successor Indenture Trustee at the time it is appointed to the effect that the Trust will not be a taxable entity under the laws of the state of its principal office. Whenever an Indenture Trustee ceases to be eligible in accordance with the provisions of this Section, the Indenture Trustee shall resign immediately in accordance with Section 6.10.

         Section 6.09. Preferential Collection of Claims Against Issuer.

         The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

         Section 6.10. Replacement of Indenture Trustee.

         No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee. The Indenture Trustee may resign at any time by so notifying the Issuer, the holder of the Transferor, the Depositor, and the Master Servicer. The Holders of not less than 51% of the aggregate Outstanding Amount of all Classes may remove the Indenture Trustee at any time upon delivery to the Issuer of a written description of the basis for the removal, and the Issuer shall then appoint a successor Indenture Trustee by so notifying the Indenture Trustee, the Transferor, the Depositor, and the Master Servicer. The Issuer (and if the Issuer fails to do so, the Transferor) shall remove the Indenture Trustee and appoint a successor if:

                  (i) the Indenture Trustee fails to satisfy Section 6.08;

                  (ii) an Insolvency Event occurs with respect to the Indenture Trustee;

                  (iii) the Indenture Trustee otherwise becomes incapable of acting; or

                  (iv) during the period in which the Depositor is required to file Exchange Act reports with respect to the Trust, the Indenture Trustee fails to comply with its obligations under the last sentence of Section 6.01 of the Sale and Servicing Agreement, Article IX of the Sale and Servicing Agreement, the preceding paragraph, or Section
         6.12 and that failure is not remedied within the lesser of 10 calendar days or the period in which the applicable Exchange Act Report can be filed timely (without taking into account any extensions).

         As a condition to the effectiveness of a resignation by the Indenture Trustee, at least 15 calendar days before the effective date of that resignation, the Trustee must provide (x) written notice to the Depositor of any successor pursuant to this Section and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to the resignation of the Trustee.

         If the Indenture Trustee fails to satisfy Section 6.08, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee. If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer, the Transferor, the Depositor, the Master Servicer, or the Holders of not less than 51% of the aggregate Outstanding Amount of all Classes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee. If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason, the Issuer, with the approval of the Transferor, shall promptly appoint a successor Indenture Trustee for the retiring Indenture Trustee.

         Section 6.11. Acceptance of Appointment by Successor.

         A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer, the Transferor, the Depositor, and the Master Servicer. The resignation or removal of the retiring Indenture Trustee shall become effective on the later of (x) receipt of the written acceptance and (y) the successor providing the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement trustee, and the successor Indenture Trustee shall have all the rights and obligations, and automatically succeed to the estate, of the

Indenture Trustee under this Indenture without any further act or transfer. The successor Indenture Trustee shall mail a notice of its succession to the Noteholders. The retiring Indenture Trustee shall promptly deliver any instruments of transfer with respect to the trust estate requested by the Issuer or the successor Indenture Trustee and deliver all property held by it as Indenture Trustee to the successor Indenture Trustee. No proposed successor Indenture Trustee shall accept its appointment unless at the time of its acceptance it is eligible under Section 6.08.

         Section 6.12. Successor Indenture Trustee by Merger.

         If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving, or transferee corporation shall be the successor Indenture Trustee if it is otherwise eligible under Section 6.08 without any further act on the part of anyone. The Indenture Trustee shall provide each Rating Agency notice of any such transaction.

         If any of the Notes have been authenticated but not delivered when the successor Indenture Trustee takes over, it may adopt the certificate of authentication of any predecessor Indenture Trustee and deliver the authenticated Notes with the same effect as if it had authenticated the Notes.

         As a condition to the effectiveness of any merger or consolidation, [at least 15 calendar days before the effective date of] any merger or consolidation of the Indenture Trustee, the Indenture Trustee will provide (x) written notice to the Depositor of any successor pursuant to this Section and
(y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Indenture Trustee.

         Section 6.13. Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

         (a) Notwithstanding any other provision of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture Trustee and the Issuer, acting jointly, may execute and deliver instruments to appoint one or more persons approved by the Master Servicer to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of any part of the Collateral, and to vest in them, in that capacity and for the benefit of the Secured Parties, title to any part of the Collateral and any rights and obligations the Indenture Trustee considers appropriate, subject to the other provisions of this Section. Pursuant to Section 6.15, the Co-Trustee has been appointed as a co-trustee solely for the duties stated in Section
6.15 and no other. No co-trustee or separate trustee under this Indenture need satisfy the requirements for a successor trustee under Section 6.08, and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.09.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following:

                  (i) all rights and obligations of the Indenture Trustee shall be performed by the Indenture Trustee and any separate trustee or co-trustee (other than the Co-Trustee) jointly (the separate trustee or co-trustee is not authorized to act without the Indenture Trustee joining in the act), except to the extent that under any law of any jurisdiction in which any particular acts are to be performed the Indenture Trustee is unable to perform the acts, in which case the rights and obligations (including holding title to any part of the Collateral) shall be performed singly by the separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                  (ii) no trustee under this Indenture shall be personally liable for any act or omission of any other trustee under this Indenture; and

                  (iii) the Indenture Trustee, the Master Servicer, and the Issuer may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (c) Except with respect to the Co-Trustee, any notice, request, or other writing given to the Indenture Trustee shall be considered to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article. Each separate trustee and co-trustee, on its acceptance of the trusts conferred, shall be subject to this Indenture and vested with the estates specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided in the instrument of appointment. Every instrument of appointment shall be filed with the Indenture Trustee and a copy of it given to the Issuer.

         (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under this Indenture on its behalf and in its name. If any separate trustee or co-trustee dies, becomes incapable of acting, resigns or is removed, all of its estates, rights, and obligations shall vest in the Indenture Trustee, to the extent permitted by law, without the appointment of a new trustee.

                  Section 6.14. Representations and Warranties of Indenture Trustee.

         The Indenture Trustee represents and warrants that on the Closing
Date:

                  (i) it is a corporation duly organized, validly existing, and in good standing under the laws of its place of incorporation;

                  (ii) it has full power and authority to execute, deliver, and perform this Indenture and the Sale and Servicing Agreement, and has taken all necessary action to authorize the execution, delivery, and performance by it of this Indenture and the Sale and Servicing Agreement;

                  (iii) the consummation of the transactions contemplated by this Indenture and the fulfillment of its terms do not conflict with, result in any breach of, or constitute

         (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of the Indenture Trustee or any agreement or other instrument to which it is a party or by which it is bound;

                  (iv) it does not have notice of any adverse claim (as used in Section 8-302 of the UCC in effect in Delaware) with respect to the Mortgage Loans;

                  (v) it satisfies the requirements of Section 6.08; and

                  (vi) to the Indenture Trustee's best knowledge, no proceedings or investigations concerning the Indenture Trustee are pending or threatened before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over or its properties:

                           (A) asserting the invalidity of this Indenture,

                           (B) seeking to prevent the consummation of any of
                  the transactions contemplated by this Indenture, or

                           (C) seeking any determination that might affect its
                  performance of its obligations under this Indenture or the validity or enforceability of this Indenture.

         Section 6.15. Co-Trustee and the Loan Insurance Policy.

         (a) The Co-Trustee has been appointed solely to (i) receive and hold the Loan Insurance Policy on behalf of the Noteholders and (ii) make aggregate premium payments with respect to the Loan Insurance Policy and take the other actions expressly provided for in this Indenture. The Co-Trustee, not in its individual capacity but solely in its capacity as Co-Trustee on behalf of the Noteholders, is hereby directed to hold the Loan Insurance Policy for the benefit of the Noteholders. The Co-Trustee acknowledges receipt of the Loan Insurance Policy and agrees to perform its duties at that office in the manner described below.

         (b) The Co-Trustee shall not undertake nor have any of the duties of the Indenture Trustee and shall have no obligations under this Indenture other than as expressly stated in this Section 6.15.

         (c) On each Payment Date upon receipt of funds from the Master Servicer in accordance with Section 8.02, and Section 3.16 of the Sale and Servicing Agreement, the Co-Trustee shall pay the amount received from the Master Servicer to the Loan Insurance Policy Provider on the Payment Date by wire transfer of immediately available funds in accordance with instructions furnished by the Loan Insurance Policy Provider pursuant to the Loan Insurance Policy. The Master Servicer shall make any claims pursuant to and in accordance with the Loan Insurance Policy and, except for the duties of the Co-Trustee in Section 6.15(a), shall perform all of the obligations of the insured under the Loan Insurance Policy on behalf of the Co-Trustee and for the benefit of the Noteholders. If the Co-Trustee receives any payments under the Loan Insurance Policy from the Loan Insurance Policy Provider, the Co-Trustee shall pay them to the Indenture Trustee for deposit by the Indenture Trustee into the Payment Account by wire transfer of immediately available funds on the date of receipt if received before 2:00 P.M. (New York City time), and otherwise on the next Business Day. If any payment under the Loan Insurance Policy is made other than by wire transfer of immediately available funds, that payment shall be deemed to have been received by the Co-Trustee on the date that payment cleared and was available to the Co-Trustee in immediately available funds.
The wiring instructions for the Co-Trustee and the Indenture Trustee are specified in the Adoption Annex.

         (d) The Co-Trustee shall be entitled to the following rights and immunities:

                  (i) the duties and obligations of the Co-Trustee shall be determined solely by the express provisions of this Agreement with the exception of the appointment of a successor co-trustee or successor indenture trustee, the Co-Trustee shall not be liable, individually or as Co-Trustee, except for the performance of the duties and obligations specifically provided in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Co-Trustee, and it may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to it and conforming to the requirements of this Agreement that it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

                  (ii) the Co-Trustee shall not be liable, individually or as Co-Trustee, for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Co-Trustee, unless the Co-Trustee was grossly negligent or acted in bad faith or with willful misfeasance;

                  (iii) the Co-Trustee shall not be liable, individually or as Co-Trustee, for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred on it by this Agreement;

                  (iv) the Co-Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, or other paper or document;

                  (v) the Co-Trustee shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it has reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it;

                  (vi) the Co-Trustee in its individual or any other capacity may become the owner or pledgee of Notes with the same rights as it would have if it were not the Co-Trustee; and

                  (vii) the compensation and indemnification of the Co-Trustee shall be paid and provided to the Co-Trustee by the Master Servicer pursuant to a side letter between the Co-Trustee and the Master Servicer dated as of the date of this Agreement.

         (e) The Co-Trustee shall, at all times, be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers having aggregate capital surplus and undivided profits of at least $50,000,000, and subject to supervision or examination by a federal or state authority, and otherwise acceptable to the Loan Insurance Policy Provider. If at any time the Co-Trustee ceases to be eligible in accordance with this subsection, the Co-Trustee shall resign immediately in the manner and with the effect specified in Section 6.15(f). The corporation or national banking association serving as Co-Trustee may have normal banking and trust relationships with the Transferor and its affiliates.

         (f) The Co-Trustee may at any time resign and be discharged from the trusts hereby created (1) by giving written notice of resignation to the Loan Insurance Policy Provider and the Indenture Trustee, not less than 60 days before the date specified in the notice when the resignation is to take effect, and (2) upon acceptance of appointment by a successor co-trustee in accordance with this Subsection and meeting the qualifications in Section 6.15(e). If no successor co-trustee shall have been so appointed and have accepted appointment within 60 days after the notice or resignation, the resigning Co-Trustee may petition any court of competent jurisdiction for the appointment of a successor co-trustee.

         If at any time (i) the Co-Trustee ceases to be eligible in accordance with Section 6.15(e) and fails to resign after written request by the Loan Insurance Policy Provider or the Indenture Trustee, or (ii) the Co-Trustee becomes incapable of acting, or is adjudged as bankrupt or insolvent, or a receiver of the Co-Trustee or of its property is appointed, or any public officer takes charge of the Co-Trustee or of its property or affairs for the purpose of rehabilitation, conservation, or liquidation, then the Loan Insurance Policy Provider or the Indenture Trustee may remove the Co-Trustee and appoint a successor co-trustee by written instrument, with copies delivered to the Co-Trustee, the Indenture Trustee, Loan Insurance Policy Provider, and the successor co-trustee. Any successor co-trustee shall be paid pursuant to an agreement with the Master Servicer and the Collateral shall not be used to satisfy any obligation to pay the compensation of the successor co-trustee. Any resignation or removal of the Co-Trustee and appointment of a successor co-trustee pursuant to this Subsection shall become effective only upon acceptance of appointment by the successor co-trustee as provided in this Subsection.

         (g) Any successor co-trustee appointed as provided in Section 6.15(f) shall execute, acknowledge, and deliver to the Loan Insurance Policy Provider, the Indenture Trustee, and to its predecessor co-trustee an instrument accepting its appointment and thereupon the resignation or removal of the predecessor co-trustee shall become effective and the successor co-trustee, without anything further, shall become fully vested with all the rights and obligations of its predecessor hereunder, with the like effect as if originally named as co-trustee. The Co-Trustee shall deliver the Loan Insurance Policy and any amounts held in its possession for the benefit of the Loan Insurance Policy Provider to the successor co-trustee upon the appointment of the successor co-trustee.

         (h) The Co-Trustee represents and warrants as to itself that it is duly authorized under applicable law, its charter, and its by-laws to execute and deliver this Indenture, and to perform its obligations under this Indenture, and that all corporate action necessary or required therefor has been duly and effectively taken or obtained and all federal and state governmental consents and approvals required with respect thereto have been obtained.

         (i) The Co-Trustee agrees to treat the Notes as indebtedness for federal, state, and local income and franchise tax purposes.

         (j) The Co-Trustee shall surrender the Loan Insurance Policy to the Loan Insurance Policy Provider for cancellation upon the satisfaction and discharge of this Indenture.

                                 ARTICLE VII

                        NOTEHOLDERS' LISTS AND REPORTS

         Section 7.01. Issuer to Furnish Names and Addresses of Noteholders.

         The Issuer will furnish to the Indenture Trustee not more than five days after each Record Date a list of the names and addresses of the Holders of Notes as of the Record Date in the form the Indenture Trustee reasonably requires, and at any other times the Indenture Trustee requests in writing, within 30 days after the Issuer receives the request, a list of similar form and content as of a date not more than ten days before the time the list is furnished. So long as the Indenture Trustee is the Note Registrar, the Issuer need not furnish these lists.

         Section 7.02. Preservation of Information; Communications.

         (a) The Indenture Trustee shall preserve the names and addresses of the Holders of Notes in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar in as current a form as is reasonably practicable. The Indenture Trustee may destroy any list furnished to it under Section 7.01 on receipt of a new list so furnished.

         (b) Noteholders may communicate with other Noteholders with respect to their rights under this Indenture or under the Notes in the manner provided under TIA Section 312(b).

         (c) The Issuer, the Indenture Trustee, and the Note Registrar shall have the protections provided under TIA Section 312(c).

         Section 7.03. Exchange Act Reports.

         (a) The Indenture Trustee shall prepare for filing and file in accordance with the Exchange Act within 15 days after each Payment Date (subject to permitted extensions under the Exchange Act) with the Commission a Form 10-D with copies of the Monthly Statement and, to the extent delivered to the Indenture Trustee, no later than 10 days following the Payment Date, any other information identified by the Issuer or the Master Servicer (the "Additional Designated Information") to be filed with the Commission. If the Issuer or Master Servicer directs that any Additional Designated Information is to be filed with any Form 10-D, the Issuer or Master Servicer, as the case may be, shall specify the item on Form 10-D to which the information is responsive and, with respect to any exhibit to be filed on Form 10-D, the exhibit number. Any Additional Designated Information to be filed on Form 10-D shall be delivered to the Indenture Trustee in EDGAR-compatible form. The Indenture Trustee shall prepare for filing and file any amendment to any Form 10-D previously filed with the Commission with respect to the Issuer at the request of the Issuer or the Master Servicer. The Master Servicer shall sign each Form 10-D filed on behalf of the Issuer. The Indenture Trustee shall encode these filings to provide for automated filing notification instructions to the Countrywide MBS Surveillance Group at its email address at [SAGroup@countrywide.com] (or at any other address designated in writing by the Master Servicer) in its EDGAR submissions when making these filings.

         (b) Other than the reports required to be filed on behalf of the Issuer by the Indenture Trustee pursuant to Section 7.03(a), the Issuer shall:

                  (i) file with the Commission and the Indenture Trustee copies of the annual reports and of the information, documents, and other reports (or copies of the portions of any of these the Commission prescribes in its rules and regulations) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, within 15 days after the Issuer is required to file the same with the Commission;

                  (ii) file with the Commission and the Indenture Trustee in accordance with the Commission's rules and regulations any additional information, documents, and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture the rules and regulations require; and

                  (iii) supply to the Indenture Trustee summaries of any information, documents, and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section and by the rules and regulations of the Commission (and the Indenture Trustee shall transmit them by mail to all Noteholders described in TIA
         Section 313(c)).

         (c) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

         Section 7.04. Reports by Indenture Trustee.

         If required by TIA Section 313(a), within 60 days after the date in each year specified in the Adoption Annex, beginning with the date specified in the Adoption Annex, the Indenture Trustee shall mail to each Noteholder as required by TIA Section 313(c) a brief report dated that date that complies with TIA Section 313(a). The Indenture Trustee also shall comply with TIA Section 313(b). A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each securities exchange on which the Notes are listed. The Issuer shall notify the Indenture Trustee before the Notes are listed on any securities exchange.

         The Indenture Trustee shall deliver to each Noteholder the information necessary for the Holder to prepare its federal and State income tax returns. On each Payment Date, the Indenture Trustee shall make available to each Noteholder, the Master Servicer, and each Rating Agency on its Internet website the statement for Noteholders prepared by the Master Servicer and delivered to it pursuant to Section 4.04 of the Sale and Servicing Agreement for the Payment Date.

         If the statement for Noteholders is not accessible to any of the Noteholders, the Master Servicer, or either Rating Agency on the Indenture Trustee's internet website, the Indenture Trustee shall forward a hard copy of it to each Noteholder, the Master Servicer, and each Rating Agency immediately after the Indenture Trustee becomes aware that it is not accessible to any of them via its website. The address of the Indenture Trustee's internet website where the statement for Noteholders will be accessible is [TRUSTEE'S WEB SITE]. Assistance in using the Indenture Trustee's internet website may be obtained by calling the Indenture Trustee's customer service desk at (___) ___-____. The Indenture Trustee shall notify each Noteholder, the Master Servicer, and each Rating Agency in writing of any change in the address or means of access to the internet website where the statement for Noteholders is accessible.

         The Indenture Trustee shall prepare (in a manner consistent with the treatment of the Notes as indebtedness of the Issuer, Internal Revenue Service Form 1099 (or any successor form) and any other tax forms required to be filed or furnished to Noteholders covering payments by the Indenture Trustee (or the Paying Agent) on the Notes and shall file and distribute them as required by law. In addition, the Indenture Trustee shall promptly furnish any information reasonably requested by the Issuer that is reasonably available to the Indenture Trustee to enable the Issuer to perform its federal and state income tax reporting obligations.

                                 ARTICLE VIII

                     ACCOUNTS, DISBURSEMENTS, AND RELEASES

         Section 8.01. Accounts.

         (a) The Indenture Trustee will establish and maintain on behalf of the Noteholders an Eligible Account (the "Payment Account") with the title specified in the Adoption Annex. The Indenture Trustee shall hold amounts deposited in the Payment Account as Indenture Trustee for the benefit of the Secured Parties. The Indenture Trustee will, promptly upon receipt, deposit in the Payment Account and retain in it the aggregate amount remitted by the Master Servicer, any Sponsor Loss Coverage Amount paid to it by the Sponsor pursuant to the

Sale and Servicing Agreement and any payments paid to it by the Master Servicer as payment under the Loan Insurance Policy pursuant to Section 6.15(c). The Indenture Trustee shall invest amounts on deposit in the Payment Account at the direction of the Master Servicer in Eligible Investments payable on demand or maturing no later than the day before the next Payment Date. All income realized from investment of funds in the Payment Account shall be for the benefit of the Master Servicer. Any losses incurred on funds in the Payment Account that reduce their principal amount shall be immediately deposited in the Payment Account by the Master Servicer out of its own funds.

         Pursuant to the Sale and Servicing Agreement, the Master Servicer has established the Collection Account. The Sale and Servicing Agreement requires the Master Servicer to deposit specified collections on the Mortgage Loans into the Collection Account no later than two Business Days before each Payment Date and to deposit the amounts specified in Section 3.03 of the Sale and Servicing Agreement in the Payment Account on the dates specified in
Section 3.03 of the Sale and Servicing Agreement and, not later than the Business Day before each Payment Date, to withdraw from the Collection Account and remit to the Indenture Trustee the amount to be applied on the next Payment Date by the Indenture Trustee pursuant to Section 8.03, to the extent on deposit in the Collection Account.

         If on a Determination Date the Master Servicer notifies the Indenture Trustee of the amount in the Collection Account allocable to Interest Collections and Principal Collections for the Mortgage Loans for the related Payment Date, then the Master Servicer may withdraw from the Collection Account and the Payment Account and retain any amounts that constitute income and gain realized from the investment of the collections.

         (b) The Indenture Trustee shall establish and maintain an Additional Loan Account with the title specified in the Adoption Annex. The Additional Loan Account shall be an Eligible Account solely for the benefit of the Secured Parties. Neither the Sponsor nor the Depositor shall have any interest in any of the principal of the funds deposited into the Additional Loan Account. The Additional Loan Account is not an asset of any REMIC created under the Trust Agreement. The Additional Loan Account shall be maintained in accordance with Section 8.02.

         (c) On the Closing Date, the Indenture Trustee shall establish and maintain in its name, in trust for the benefit of the Holders of the Principal Amount Notes, the Basis Risk Carryforward Reserve Fund and shall deposit in it, upon receipt from or on behalf of the Depositor, $5,000. All funds on deposit in the Basis Risk Carryforward Reserve Fund shall be held separate from, and not commingled with, any other money, including other money held by the Indenture Trustee pursuant to this Indenture.

         The Indenture Trustee shall make withdrawals from the Basis Risk Carryforward Reserve Fund for distribution to the Principal Amount Notes in the manner specified in Section 8.03(f). At the earlier of the retirement of the Principal Amount Notes and the termination of the

Trust in accordance with Section 10.01, the Indenture Trustee shall distribute to the Depositor all monies remaining on deposit in the Basis Risk Carryforward Reserve Fund after making the distributions specified in Section 8.03(f). In addition, the Indenture Trustee may withdraw from the Basis Risk Carryforward Reserve Fund any amount deposited in the Basis Risk Carryforward Reserve Fund and not required to be deposited in it.

         The Indenture Trustee shall invest amounts on deposit in the Basis Risk Carryforward Reserve Fund at the written direction of the Master Servicer in Eligible Investments payable on demand or maturing no later than the day before the next Payment Date. All income realized from investment of funds in the Basis Risk Carryforward Reserve Fund shall be for the benefit of the Holders of the Class C Certificates. Any net investment earnings on such amounts shall be retained therein until withdrawn as provided in Section 8.03(f). Any losses incurred on funds in the Basis Risk Carryforward Reserve Fund that reduce their principal amount shall be charged against amounts on deposit in the Basis Risk Carryforward Reserve Fund immediately as realized. The Basis Risk Carryforward Reserve Fund will not be an asset of any REMIC created under the Trust Agreement. The Class C Certificates shall evidence ownership of the Basis Risk Carryforward Reserve Fund for federal tax purposes.

         (d) The Indenture Trustee shall establish and maintain, on behalf of the Certificateholders, a Principal Reserve Fund in the name of the Indenture Trustee. On the Closing Date, CHL shall deposit into the Principal Reserve Fund $100.00. Funds on deposit in the Principal Reserve Fund shall not be invested. The Principal Reserve Fund shall be treated as an outside reserve fund under applicable Treasury regulations and shall not be part of any REMIC created under the Trust Agreement.

         On the Business Day before the first Payment Date, the Indenture Trustee shall transfer $[100.00] from the Principal Reserve Fund to the Payment Account, and on the first Payment Date, the Indenture Trustee shall withdraw $[100] from the Payment Account and distribute it to the Issuer for distribution pursuant to the Trust Agreement, and thereafter terminate the Principal Reserve Fund.

         Section 8.02. Withdrawals from the Collection Account and the
                       Additional Loan Account.

         (a) Upon delivery of an Officer's Certificate to the Indenture Trustee, the Master Servicer may withdraw funds from the Collection Account for the following purposes:

                  (i) to pay to the Master Servicer its Servicing Fee to the extent that it has not been retained pursuant to Section 3.02(b) of the Sale and Servicing Agreement;

                  (ii) to pay to the Master Servicer net earnings on amounts on deposit in the Collection Account as provided in Section 8.01;

                  (iii) to pay from Principal Collections the amounts provided for the purchase of Additional Balances pursuant to Section 2.01 of the Sale and Servicing Agreement; and

                  (iv) to pay the premiums for the Loan Insurance Policy or any other amounts due under the Loan Insurance Policy to the Co-Trustee for distribution to the Loan Insurance Policy Provider in accordance with Section 6.15(c).

         If the Master Servicer deposits in the Collection Account any amount not required to be deposited or any amount representing payments by mortgagors made by checks subsequently returned uncollected, it may at any time withdraw that amount from the Collection Account upon delivery of an Officer's Certificate to the Indenture Trustee.

         (b) On the date on which the Indenture Trustee receives:

                  (i) the Officer's Certificate specified in Section 2.01(b)(ii)(I) of the Sale and Servicing Agreement confirming satisfaction of the conditions precedent to subsequent additions in
         Section 2.01(b) of the Sale and Servicing Agreement on a Subsequent Closing Date,

                  (ii) the revised Mortgage Loan Schedule reflecting the addition of the Additional Home Equity Loans covered by a Transfer Document, and

                  (iii) an Opinion of Counsel, substantially in the form delivered on the Closing Date, addressed to the Indenture Trustee to the effect that a court in a bankruptcy context addressing the transfer of the Additional Home Equity Loans would characterize the transfer as a sale rather than as a secured lending and an Opinion of Counsel addressed to the Indenture Trustee relating to the perfection of security interest in the Additional Home Equity Loans, the Indenture Trustee shall withdraw from the Additional Loan Account, and release from the lien of this Indenture an amount equal to the Cut-off Date Asset Balance of the Additional Home Equity Loans covered by the Transfer Document.

         (c) All earnings on funds in the Additional Loan Account under
Section 2.01(b) of the Sale and Servicing Agreement and Section 8.02(b) are for the account of the Master Servicer. The Additional Loan Account shall be invested in Eligible Investments. If any funds remain in the Additional Loan Account on the Latest Subsequent Closing Date, to the extent that they represent earnings on the amounts originally deposited into the Additional Loan Account, the Indenture Trustee shall distribute them to the order of the Master Servicer. The remaining funds shall be transferred to the Collection Account and treated as though they were Investor Principal Collections and they shall increase the Investor Principal Collections (above the amount calculated without regard to this provision) for purposes of calculating amounts distributable on the following Payment Date.

         (d) If at any time the Depositor becomes aware that the Cut-off Date Asset Balance of Additional Home Equity Loans reflected on any Transfer Document exceeds the actual Cut-off Date Asset Balance of the relevant Additional Home Equity Loans, the Depositor shall so notify the Indenture Trustee in writing and the Indenture Trustee shall redeposit into the Additional Loan Account the excess reported to it by the Depositor.

         Section 8.03. Payments.

         (a) Payments of Investor Interest Collections and Investment Proceeds. On each Payment Date, the Indenture Trustee shall distribute out of the Payment Account (to the extent of Investor Interest Collections collected during the related Collection Period) the following amounts and in the following order of priority to the following persons (based on the information in the Servicing Certificate):

                  (i) to pay accrued monthly interest on the Class A-IO Notes and Aggregate Investor Interest on the Class A Notes, pro rata, based on their respective entitlements;

                  (ii) to pay the Note Interest, sequentially, to the Class M-[1], Class M-[2], Class M-[3], Class M-[4], Class M-[5], Class M-[6], and Class B Notes; and

                  (iii) to Excess Cashflow to be applied pursuant to Section 8.03(c).

         (b) Payment of Principal Collections. On each Payment Date, the Indenture Trustee shall pay Investor Principal Collections out of the Payment Account to the Holders of each Class of Principal Amount Notes as follows:

                  (i) for each Payment Date before the Stepdown Date or on which a Trigger Event is in effect,

                           (A) to the Class A Notes, until their Note
                  Principal Balance is reduced to zero,

                           (B) sequentially, to the Class M-[1], Class M-[2],
                  Class M-[3], Class M-[4], Class M-[5], Class M-[6], and Class B Notes, in each case until their Note Principal Balance is reduced to zero,

                           (C) any remainder as part of the Excess Cashflow to
                  be allocated as described in Section 8.03(c), and

                  (ii) for each Payment Date on or after the Stepdown Date and so long as a Trigger Event is not in effect,

                           (A) to the Class A Notes, the Class A Principal
                  Distribution Target Amount until its Note Principal Balance is reduced to zero;

                           (B) sequentially, to the Class M-[1], Class M-[2],
                  Class M-[3], Class M-[4], Class M-[5], Class M-[6], and Class B Notes, the Principal Payment Amount for that class, in each case until their Note Principal Balance is reduced to zero, and

                           (C) any remainder as part of the Excess Cashflow to
                  be allocated as described in Section 8.03(c).

         (c) Payment of Excess Cashflow. On each Payment Date, the Indenture Trustee shall pay in the following order of priority, in each case to the extent of the remaining Excess Cashflow (and out of the Basis Risk Carryforward Reserve Fund in the case of Section 8.03(c)(iv)):

                  (i) after the sixth Payment Date, to the Principal Amount Notes, the Accelerated Principal Payment Amount in the order of priority of the applicable principal payment waterfall in Section.03(b);

                  (ii) second, to pay to the Class A Notes any Investor Loss Amount for that class;

                  (iii) third, pay both (a) any Unpaid Investor Interest Shortfall, then (b) any Investor Loss Amount for each class of Subordinate Notes, in the following order, to the Class M-[1], Class M-[2], Class M-[3], Class M-[4], Class M-[5], Class M-[6] and Class B Notes;

                  (iv) fourth, to pay Basis Risk Carryforward for each class of Principal Amount Notes, payable on a pro rata basis, first based on the principal balances of each class to which any Basis Risk Carryforward is owed and second pro rata based on the amount of the remaining unpaid Basis Risk Carryforward, and then to restore the amount of the Basis Risk Carryforward Reserve Fund to $[5,000];

                  (v) fifth, to pay any amounts required to be paid to the Master Servicer with respect to the Notes pursuant to Sections 3.08 and 5.03 of the Sale and Servicing Agreement that have not been previously paid to the Master Servicer; and

                  (vi) sixth, any remaining amount, to the Issuer to apply to the Certificates pursuant to the Trust Agreement.

         (d) Application of Subordinated Transferor Collections. If, after applying Investor Interest Collections, Investor Principal Collection and Excess Cashflow any Required Amount remains unpaid for a Class, the Indenture Trustee shall, based on information in the Servicing Certificate for the Payment Date, apply Subordinated Transferor Collections to pay the unpaid Required Amounts for the Class.

         If, after making those payments the Required Amount remains unpaid, then the remaining Investor Loss Amount for that Class shall be allocated to reduce the Transferor Interest to the extent available.

         (e) Distributions to Issuer. On each Payment Date, based on the information in the Servicing Certificate for the Payment Date and subject to
Section 8.03(a), (b), (c) and (d), the Indenture Trustee shall distribute to the Issuer from amounts in the Payment Account

                  (i) any Net Draw Principal Amount for the Payment Date,

                  (ii) the Interest Collections that are not Investor Interest Collections on the Payment Date for the related Collection Period and are not paid out as Subordinated Transferor Collections under Section 8.03(d), and

                  (iii) the portion of Transferor Principal Collections for the related Collection Period that are not paid out as Subordinated Transferor Collections under Section 8.03(d) in excess of the Net Draw Principal Amount for the Payment Date.

         For the purposes of this Section 8.03(e), payments of Subordinated Transferor Collections under Section 8.03(d) shall be considered to be made first from Interest Collections until they are reduced to zero, and then from Principal Collections.

         (f) Distributions of Basis Risk Carryforward. On each Payment Date, any amounts in the Basis Risk Carryforward Reserve Fund shall be distributed by the Indenture Trustee as follows:

                  (i) on the initial Payment Date, to the Classes of Principal Amount Notes, on a pro rata basis, first based on the principal balances of each class to which any Basis Risk Carryforward is owed and second pro rata based on the amount of the remaining unpaid Basis Risk Carryforward, the lesser of $[5,000] and the aggregate Basis Risk Carryforward with respect to the Principal Amount Notes for that Payment Date;

                  (ii) concurrently, to the Principal Amount Notes on a pro rata basis, first based on the principal balances of each class to which any Basis Risk Carryforward is owed and second pro rata based on the amount of the remaining unpaid Basis Risk Carryforward, in an amount up to the Class' Basis Risk Carryforward remaining unpaid for the Payment Date after payment pursuant to Section 8.03(c)(iv).

         Section 8.04. Calculation of the Note Rate.

         On each Adjustment Date, the Indenture Trustee shall determine LIBOR for the related Interest Period and inform the Master Servicer (at the facsimile number given to the Indenture Trustee in writing) of the rate. On each Determination Date, the Indenture Trustee shall determine the applicable Note Rate for each Class of Interest Bearing Notes for the related Payment Date.

         Section 8.05. Applied Liquidation Loss Amounts

         If on any Payment Date, after giving effect to the payments described in Section 8.03, the Note Principal Balance of the Principal Amount Notes exceeds the sum of the aggregate outstanding Loan Pool Balance (minus Net Draws) and the amount on deposit in the Additional Loan Account, the amount of the excess will be applied first to reduce the principal balances of the Class B, Class M-[6], Class M-[5], Class M-[4], Class M-[3], Class M-[2] and Class M-[1] Notes, in that order, in each case until the Note Principal Balance of the Class has been reduced to zero. After the Note Principal Balance of the Subordinate Notes have been reduced to zero,


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

the amount of such excess will be applied to reduce the Note Principal Balance of the Class A Notes, until its Note Principal Balance has been reduced to zero. On any payment date on which Net Draws exist, Liquidation Loss Amount will be allocated pro rata between the Class R-[1] Certificates (based on outstanding Net Draws) on the one hand and the sum of the Note Principal Balance of the Principal Amount Notes and the Transferor Interest on the other hand.

         If the Note Principal Balance of a class of Principal Amount Notes has been reduced through the application of Liquidation Loss Amounts as described above, interest will accrue on the Note Principal Balance as so reduced.

                                  ARTICLE IX

                            SUPPLEMENTAL INDENTURES

         Section 9.01. Supplemental Indentures.

         (a) Without the consent of the Holders of any Notes and with prior notice to each Rating Agency, subject to Section 9.05, the Issuer, the Co-Trustee, and the Indenture Trustee may enter into indentures supplemental to this Indenture, in form satisfactory to the Indenture Trustee and the Co-Trustee, for any of the following purposes:

                  (i) to correct or amplify the description of any property subject to the lien of this Indenture, or to confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject additional property to the lien of this Indenture;

                  (ii) to evidence the succession of another person to the Issuer pursuant to this Indenture, and the assumption by the successor of the covenants of the Issuer in this Indenture and the Notes in compliance with the applicable provisions of this Indenture;

                  (iii) to add to the covenants of the Issuer, for the benefit of the Noteholders, or to surrender any right conferred on the Issuer in this Indenture;

                  (iv) to convey, transfer, assign, mortgage, or pledge any property to or with the Indenture Trustee;

                  (v) to cure any ambiguity or mistake;

                  (vi) to correct or supplement any provision in this Indenture or in any supplemental indenture that may be inconsistent with any other provision in this Indenture or in any supplemental indenture or the other Transaction Documents;

                  (vii) to conform this Indenture to the final prospectus supplement issued in respect of the Notes referred to in the Adoption Annex;

                  (viii) to modify, eliminate, or add to the provisions of this Indenture as required by any Rating Agency or any other nationally recognized statistical rating organization to maintain or improve any rating of the Notes;

                  (ix) to modify, eliminate, or add to the provisions of this Indenture to comply with any requirement imposed by the Code;

                  (x) to modify, eliminate, or add to the provisions of this Indenture to the extent appropriate to maintain the qualification of the Trust as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on the Trust pursuant to the Code that would be a claim against the Trust at any time before the final redemption of the Notes;

                  (xi) to modify, eliminate, or add to the provisions of this Indenture to the extent necessary to comply with any rules or regulations of the Securities and Exchange Commission;

                  (xii) to modify, eliminate, or add to the provisions of this Indenture to the extent necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture other provisions expressly required by the TIA; or

                  (xiii) to provide for the acceptance of the appointment of a successor trustee under this Indenture and to add to or change any of the provisions of this Indenture necessary to facilitate the administration of the trusts under this Indenture by more than one trustee, pursuant to the requirements of Article VI.

         The Indenture Trustee and the Co-Trustee are authorized to join in the execution of any supplemental indenture and to make any further appropriate agreements and stipulations that may be contained in it.

         (b) Without the consent of any of the Noteholders but with satisfaction of the Rating Agency Condition, subject to Section 9.05, the Issuer, the Co-Trustee, and the Indenture Trustee may enter into indentures supplemental to this Indenture to change this Indenture in any manner or to modify the rights of the Noteholders under this Indenture that does not adversely affect in any material respects the interests of any Noteholder, except that, without the consent of each affected Noteholder by an Act of the applicable Noteholders delivered to the Issuer, the Co-Trustee, and the Indenture Trustee and subject to Section 9.05, no supplemental indenture under this Section 9.01(b) shall:

                  (i) change the date of payment of any installment of principal of any Principal Amount Note or interest on any Interest Bearing Note, or reduce the principal amount of any Principal Amount Note, the interest rate on any Interest Bearing Note, or its redemption price, or change any place of payment where, or the coin or currency in which, any Note or its interest is payable;

                  (ii) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of available funds to the payment of any amount due on the Notes after their due dates (or, in the case of redemption, after the redemption date), as provided in Article V;

                  (iii) reduce the percentage of the Outstanding Amount the consent of the Holders of which is required for any supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults under this Indenture and their consequences or to direct the liquidation of the Collateral;

                  (iv) modify any provision of Section 9.01(b)(i), (ii),
         (iii), (iv), or (v) except to increase any percentage specified in this Indenture or provide that certain additional provisions of this Indenture or the Transaction Documents cannot be modified or waived without the consent of the Holder of each Note affected by it; modify any of the provisions of this Indenture in a manner affecting the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of the calculation) or affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes in this Indenture; or

                  (v) permit the creation of any lien ranking before or on a parity with the lien of this Indenture with respect to any part of the Collateral (except any change in any mortgage's lien status in accordance with the Sale and Servicing Agreement) or, except as otherwise permitted or contemplated in this Indenture, terminate the lien of this Indenture on any property at any time subject to this Indenture or deprive the Holder of any Note of the security provided by the lien of this Indenture.

         The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and that determination shall be conclusive on the Holders of all Notes, whether authenticated and delivered under this Indenture before or after that. The Indenture Trustee shall not be liable for any determination made in good faith.

         An Act of Noteholders under this Section need not approve the particular form of any proposed supplemental indenture, but is sufficient if it approves the substance of the supplemental indenture.

         Promptly after the execution by the Issuer, the Co-Trustee, and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Noteholders to which the supplemental indenture relates a notice stating in general terms the substance of the supplemental indenture. Any failure of the Indenture Trustee to mail a notice, or any defect in it, shall not, however, in any way impair or affect the validity of the supplemental indenture.

         Section 9.02. Execution of Supplemental Indentures.

         In executing any supplemental indenture permitted by this Article, the Indenture Trustee and the Co-Trustee may require and, subject to Sections
6.01 and 6.03, shall be fully protected in relying on an Opinion of Counsel (addressed to the Indenture Trustee) stating that the execution of the supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee and the Co-Trustee may, but need not, enter into any supplemental indenture that affects the Indenture Trustee's or the Co-Trustee's own rights or obligations under this Indenture or otherwise.

         Section 9.03. Effect of Supplemental Indenture.

         Upon the execution of any supplemental indenture pursuant to this Indenture, this Indenture shall be changed in accordance with the supplemental indenture, and the Indenture Trustee, the Co-Trustee, the Issuer, and the Noteholders shall bound by the supplemental indenture.

         Section 9.04. Reference in Notes to Supplemental Indentures.

         Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in the supplemental indenture. If the Issuer so determines, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to the supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

         Section 9.05. Tax Opinion.

         This Indenture may not be amended under this Article or otherwise unless, in connection with the amendment, an Opinion of Counsel is furnished to the Indenture Trustee that the amendment will not result in a tax on any REMIC created under the Trust Agreement pursuant to the REMIC Provisions or cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC at any time that any Securities are outstanding.

         Section 9.06. Tax Matters

         (a) The assets of the Issuer with respect to which a REMIC election is to be made as provided in the Trust Agreement are intended to be a real estate mortgage investment conduit, and the affairs of the Trust shall be conducted so that each REMIC created pursuant to the Trust Agreement qualifies as a real estate mortgage investment conduit.

         (b) The Indenture Trustee shall act as agent on behalf of the Trust and as the Indenture Trustee shall:

                  (i) prepare and file in a timely manner a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year for each REMIC as required by the Code or state or local tax laws, regulations, or rules, and furnish to the Holders of the Notes and the Certificates any schedules, statements, or information required by the Code or state or local tax laws, regulations, or rules;

                  (ii) within thirty days of the Closing Date, furnish to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the Holders of the Notes and the Certificates may contact for tax information relating to the Notes and the Certificates, together with such additional information as may be required by Form 8811, and update such information as required by the Code for the Issuer;

                  (iii) make elections on behalf of each REMIC to be treated as a REMIC on the federal tax return of each REMIC for its first taxable year (and, if necessary, under applicable state law);

                  (iv) prepare and forward to the Holders of the Notes and the Certificates and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including the calculation of any original issue discount;

                  (v) provide any information necessary for the computation of any tax imposed on any transfer of a Residual Certificate (the reasonable cost of computing and furnishing such information may be charged to the person liable for the tax);

                  (vi) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC tax status of any REMIC;

                  (vii) pay, from the sources specified in Section 3.12 of the Trust Agreement, any federal or state tax, including prohibited transaction taxes as described below, imposed on any REMIC before its termination when and as they become payable (but the Indenture Trustee or any other appropriate person may contest any such tax in appropriate proceedings and the Indenture Trustee may withhold payment of the tax, if permitted by law, pending the outcome of such proceedings);

                  (viii) ensure that federal, state, or local income tax or information returns are signed as required by the Code or state or local laws;

                  (ix) maintain records relating to each REMIC necessary to prepare the foregoing returns, schedules, statements, or information, including the income, expenses, assets, and liabilities of each REMIC, and the fair market value and adjusted basis of the assets determined as required by the Code; and

                  (x) represent any REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of any REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of any REMIC, and otherwise act on behalf of any REMIC regarding any tax matter involving it.

         To enable the Indenture Trustee to perform its duties, the Issuer shall provide to the Indenture Trustee within ten days after the Closing Date any information that the Indenture Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Notes and the Certificates, including the price, yield, prepayment assumption, and projected cash flows of the Notes and the Certificates and the Mortgage Loans. Thereafter, the Issuer shall provide to the Indenture Trustee promptly upon written request


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

therefor, any additional information that the Indenture Trustee requests to enable it to perform these duties.

                                   ARTICLE X

                              REDEMPTION OF NOTES

         Section 10.01. Redemption.

         (a) The Principal Amount Notes are subject to optional redemption by the Issuer with the consent of the Master Servicer in whole on any Payment Date from the Payment Date immediately before which the aggregate Note Principal Balance of each Class of Principal Amount Notes is less than or equal to [10]% of the aggregate Original Note Principal Balance of all Classes of Principal Amount Notes. The redemption price for each Class of Principal Amount Notes shall be the Note Principal Balance for that Class plus accrued aggregate Note Interest for that Class through the day before the redemption date plus interest accrued on the aggregate Unpaid Investor Interest Shortfall for that Class of Notes, to the extent legally permissible. No premium or penalty will be payable by the Issuer in any redemption of the Notes.

         (b) The Issuer shall notify the Indenture Trustee of its election to redeem the Principal Amount Notes not later than the first day of the month preceding the month of the redemption. The Indenture Trustee shall first notify the Master Servicer and the Co-Trustee and then notify the Noteholders by letter mailed or sent by facsimile transmission not earlier than the 15th day and not later than the 25th day of the month before the month of the redemption.

         Payment on the Principal Amount Notes will only be made on presentation and surrender of the Notes at the office or agency of the Indenture Trustee specified in the redemption notice. By the redemption date, the Issuer shall deposit in the Payment Account in immediately available funds an amount that, when added to the funds on deposit in the Payment Account and the Collection Account that are payable to the Noteholders, equals the redemption price for each Class of Principal Amount Notes, whereupon all the Notes called for redemption shall be payable on the redemption date.

         (c) On presentation and surrender of the Principal Amount Notes, the Indenture Trustee shall pay to the Holders of Notes on the redemption date an amount equal to their redemption price.

         If all of the Noteholders do not surrender their Principal Amount Notes for final payment and cancellation by the redemption date, the Indenture Trustee shall hold in the Payment Account, for the benefit of the Noteholders and the Issuer, the remaining amounts representing the redemption price not distributed in redemption to Noteholders.

         (d) Any election to redeem Principal Amount Notes pursuant to Section 10.01(a) shall be evidenced by an Issuer Order. The Issuer Order shall specify the items required in the notice of redemption to be mailed to Noteholders.
The Issuer shall notify each Rating Agency of the redemption.

         Section 10.02. Form of Redemption Notice.

         Notice of redemption under Section 10.01 shall be given by the Indenture Trustee by first-class mail, postage prepaid, or by facsimile or other reliable electronic means (promptly confirmed by mail) to each Holder of Principal Amount Notes as of the close of business on the Record Date preceding the redemption date, at the Holder's address or facsimile number appearing in the Note Register.

         All notices of redemption shall state:

                  (i) the redemption date;

                  (ii) the redemption price;

                  (iii) the amount of interest accrued to the redemption date;

                  (iv) the place where Principal Amount Notes are to be surrendered for payment of the redemption price (which shall be the office or agency of the Issuer maintained pursuant to Section 3.02); and

                  (v) that on the redemption date, the redemption price will become payable on each Principal Amount Note and that interest on the Principal Amount Notes shall cease to accrue beginning on the redemption date.

Notice of redemption of the Principal Amount Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect in it, to any Holder of any Principal Amount Note shall not affect the validity of the redemption of any other Principal Amount Note.

         Section 10.03. Notes Payable on Redemption Date.

         Following notice of redemption as required by Section 10.02, on the redemption date the Principal Amount Notes shall become payable at the redemption price and (unless the Issuer defaults in the payment of the redemption price) no interest shall accrue on the redemption price for any period after the date to which accrued interest is calculated for purposes of calculating the redemption price.

                                  ARTICLE XI

                                 MISCELLANEOUS

         Section 11.01. Compliance Certificates and Opinions, etc.

         (a) Whenever the Issuer requests the Indenture Trustee to take any action under this Indenture, the Issuer shall furnish to the Indenture Trustee an Officer's Certificate stating that any conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in its opinion any conditions precedent have been complied with.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each signatory of the certificate or opinion has read the covenant or condition and the definitions in this Indenture relating to it;

                  (ii) a brief statement as to the nature and scope of the examination or investigation on which the statements or opinions in the certificate or opinion are based;

                  (iii) a statement that, in the opinion of each signatory, the signatory has made any examination or investigation necessary for the signatory to express an informed opinion about whether or not the covenant or condition has been complied with;

                  (iv) a statement as to whether, in the opinion of each signatory, the condition or covenant has been complied with; and

                  (v) if the signer of the certificate is required to be Independent, the statement required by the definition of Independent.

         (b)

                  (i) Before the deposit of any Collateral or other property with the Indenture Trustee that is to be made the basis for the release of any property subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate stating the opinion of each person signing the certificate as to the fair value (within 90 days of the deposit) to the Issuer of the Collateral or other property to be deposited.

                  (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate stating the opinion of any signer as to the matters described in clause (b)(i), the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the property to be deposited as the basis of any release and of all other property made the basis of any release since the commencement of the then-current calendar year as described in the certificates delivered pursuant to clause (b)(i) is 10% or more of the aggregate Outstanding Amount of all Classes of Principal Amount Notes, but the certificate need not be furnished for any securities deposited, if their fair value to the Issuer as described in the related Officer's Certificate is less than $[25,000] or less than [1]% of the then aggregate Outstanding Amount of all Classes of Principal Amount Notes.

                  (iii) Whenever any property is to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate stating the opinion of each person signing the certificate as to the fair value (within 90 days of the release) of the property proposed to be released and stating that in the opinion of that person the proposed release will not impair the security under this Indenture in contravention of the provisions of this Indenture.

                  (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate stating the opinion of any signer as to the matters described in clause (b)(iii), the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property and of all other property released from the lien of this Indenture since the commencement of the then-current calendar year, as described in the certificates required by clause (b)(iii) and this clause (b)(iv), equals [10]% or more of the aggregate Outstanding Amount of all Classes of Principal Amount Notes, but the certificate need not be furnished for any release of property if its fair value as described in the related Officer's Certificate is less than $[25,000] or less than [1]% of the then aggregate Outstanding Amount of all Classes of Principal Amount Notes.

                  (v) Notwithstanding any provision of this Indenture, the Issuer may, without compliance with the other requirements of this Section, (A) collect, liquidate, sell, or otherwise dispose of Collateral as and to the extent permitted by the Transaction Documents, and (B) make cash payments out of the Collection Account as and to the extent permitted by the Transaction Documents, so long as the Issuer delivers to the Indenture Trustee every six months, beginning six months after the date of this Indenture, an Officer's Certificate of the Issuer stating that all the dispositions of Collateral described in clauses (A) and (B) that occurred during the preceding six months were in the ordinary course of the Issuer's business and that their proceeds were applied in accordance with the Transaction Documents.

                  Section 11.02. Form of Documents Delivered to Indenture
         Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified person, all the matters need not be certified by, or covered by the opinion of, only one person, or be certified or covered by only one document. One person may certify or give an opinion with respect to some matters and one or more other persons as to other matters, and any person may certify or give an opinion as to one matter in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuer may be based on a certificate or opinion of counsel insofar as it relates to legal matters, unless the officer knows, or in the exercise of reasonable care should know, that with respect to the matters on which the officer's certificate or opinion is based the certificate or opinion is erroneous. Any certificate of an Authorized Officer or Opinion of Counsel may be based on a certificate or opinion of officers of any appropriate party to any of the Transaction Documents insofar as it relates to factual matters, stating that the information with respect to the factual matters is in the possession of the party, unless the person signing knows, or in the exercise of reasonable care should know, that the certificate or opinion is erroneous.

         Where any person is required to deliver two or more documents under this Indenture, they may, but need not, be consolidated into one document.

         If the Issuer is required to deliver any document as a condition of the granting of any request, or as evidence of its compliance with this Indenture, the request may be denied or the certification of compliance will be unacceptable if the document is inaccurate. This provision shall not, however, affect the Indenture Trustee's right to rely on the accuracy of any statement or opinion in any document as provided in Article VI.

         Section 11.03. Acts of Noteholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver, or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by Noteholders in person or by agents duly appointed in writing. Except as otherwise expressly provided in this Indenture the action shall become effective when the instruments are delivered to the Indenture Trustee and, if expressly required, to the Issuer. The instruments (and the action embodied in them) are referred to as the "Act" of the Noteholders signing the instruments. Proof of execution of any instrument or of a writing appointing an agent for a Noteholder shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any person of any instrument may be proved by an affidavit of a witness to the execution or the certificate of any notary public or other person authorized by law to acknowledge the execution of deeds. Any certificate on behalf of a jural entity executed by a person purporting to have authority to act on behalf of the jural entity shall itself be sufficient proof of the authority of the person executing it to act. The fact and date of the execution by any person of any instrument may also be proved in any other manner that the Indenture Trustee deems sufficient.

         (c) The Note Register shall prove the ownership of Notes.

         (d) Any Act by the Holder of a Note shall bind every Holder of the same Note and every Note issued on its transfer or in exchange for it or in lieu of it, in respect of anything done, omitted, or suffered to be done by the Indenture Trustee or the Issuer in reliance on the Act, whether or not notation of the action is made on the Note.

         Section 11.04. Notices.

         Any request, demand, authorization, direction, notice, consent, waiver, Act, or other action or other documents provided or permitted by this Indenture to be given to:

                  (i) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose under this Indenture if given in writing and delivered by first-class mail, postage prepaid, overnight courier, personally delivered, or facsimile (followed by the original by any other means authorized by this Section) to the Indenture Trustee at its Corporate Trust Office, or

                  (ii) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose under this Indenture if given in writing and delivered by first-class mail, postage prepaid, overnight courier, personally delivered, or facsimile (followed by the original by any other means authorized by this Section) to the Issuer addressed as provided in the Adoption Annex or at any other address previously furnished in writing to the Indenture Trustee by the Issuer; or

                  (iii) the Co-Trustee by the Issuer, the Indenture Trustee, or by any Noteholder shall be sufficient for every purpose under this Indenture if given in writing and delivered by first-class mail, postage prepaid, overnight courier, personally delivered, or facsimile (followed by the original by any other means authorized by this Section) (unless otherwise specifically provided) to the Co-Trustee addressed as provided in the Adoption Annex or at any other address previously furnished in writing to the Indenture Trustee by the Co-Trustee; or

                  (iv) to each Rating Agency by the Issuer or the Indenture Trustee shall be sufficient for every purpose under this Indenture if given in writing and delivered by first-class mail, postage prepaid, overnight courier, personally delivered, or facsimile (followed by the original by any other means authorized by this Section) to the parties at the addresses as provided in the Adoption Annex or at any other address previously furnished in writing to the Indenture Trustee and the Issuer.

         Section 11.05. Notices to Noteholders; Waiver.

         Where this Indenture provides for notice to Noteholders of any event, the notice shall be sufficiently given (unless otherwise expressly provided in this Indenture) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by the event, at the Holder's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of the notice. Whenever notice to Noteholders is given by mail, neither the failure to mail the notice nor any defect in a notice mailed to any particular Noteholder shall affect the sufficiency of the notice with respect to other Noteholders. Any notice that is mailed in the manner provided in this Indenture shall conclusively be presumed to have been duly given.

         Where this Indenture provides for notice in any manner, any person entitled to receive it may waive the notice in writing, either before or after the event, and the waiver shall be the equivalent of notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but the filing shall not be a condition precedent to the validity of any action taken in reliance on a waiver.

         If it is impractical to mail notice of any event to Noteholders when the notice is required to be given pursuant to this Indenture because of the suspension of regular mail service as a result of a strike, work stoppage, or similar activity, then any manner of giving the notice satisfactory to the Indenture Trustee shall be considered to be a sufficient giving of the notice.

         Where this Indenture provides for notice to each Rating Agency, failure to give the notice shall not affect any other rights or obligations created under this Indenture, and shall not under any circumstance constitute an Incipient Default.

         Section 11.06. Alternate Payment and Notice Provisions.

         Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to the Holder, that is different from the methods provided for in this Indenture. The agreement may not accelerate the timing or increase the amount of any payments to the Noteholder or cause any release of or other change in any Collateral. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with them.

         Section 11.07. Conflict with Trust Indenture Act.

         If any provision of this Indenture limits, qualifies, or conflicts with another provision of this Indenture that is required to be included in this Indenture by the Trust Indenture Act, the required provision shall control.

         The provisions of TIA Sections 310 through 317 that impose duties on any person (including the provisions automatically included in this Indenture unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically in this Indenture.

         Section 11.08. Effect of Headings and Table of Contents.

         The Article and Section headings and the Table of Contents are for convenience only and shall not affect the construction of this Indenture.

         Section 11.09. Successors and Assigns.

         All agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, assigns, co-trustees, and agents.

         Section 11.10. Separability.

         If any provision in this Indenture or in the Notes is invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions of this Indenture and the Notes shall not be affected in any way.

         Section 11.11. Benefits of Indenture.

         Nothing in this Indenture or in the Notes, express or implied, shall give to any person, other than the parties to this Indenture and their successors under this Indenture, the Master Servicer (under Article VIII), any person with an ownership interest in the Trust, and the Noteholders, any benefit or any legal or equitable right under this Indenture.

         Section 11.12. Legal Holidays.

         If the date on which any payment is due is not a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on that date, but may be made on the next Business Day with the same force as if made on the date on which nominally due, and no interest shall accrue for the period after the nominal due date.

         Section 11.13. Governing Law.

         THIS INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER STATE.

         Section 11.14. Counterparts; Electronic Delivery.

         This Indenture may be executed in any number of counterparts, each of which so executed shall be considered an original, but all the counterparts shall together constitute a single instrument. Any signature page to this Indenture containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.

         Section 11.15. Recording of Indenture.

         This Indenture is a Security Agreement under the UCC. If this Indenture is subject to recording in any appropriate public recording offices, the recording is to be effected by the Issuer but only at the request and expense of Noteholders accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that the recording materially and beneficially affects the interests of the Noteholders or any other person secured under this Indenture or the enforcement of any right granted to the Indenture Trustee under this Indenture.

         Section 11.16. No Petition.

         The Indenture Trustee, by entering into this Indenture, any Paying Agent, by accepting its appointment as such, the Issuer, and each Noteholder, by accepting a Note, hereby covenant that they will not at any time institute against the Issuer or the Depositor, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings, or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture, or any of the other Transaction Documents. This Section shall survive the termination of this Indenture.

         Section 11.17. Non-recourse.

         The Issuer and each Noteholder, by its acceptance of its Note, agree that the indebtedness represented by the Notes is non-recourse to the Issuer, and is payable solely from the assets of the Trust.

         Section 11.18. Trust Obligation.

         No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Co-Trustee, or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection this Indenture, against (i) the Indenture Trustee, the Co-Trustee, or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer, or (iii) any partner, owner, beneficiary, agent, officer, director, employee, or agent of the Indenture Trustee, the Co-Trustee, or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee, the Co-Trustee, or the Indenture Trustee or of any successor or assign of the Indenture Trustee, the Co-Trustee, or the Owner Trustee in its individual capacity. For all purposes of this Indenture, in the performance of any obligations of the Issuer under this Indenture, the Owner Trustee shall be subject to, and entitled to the benefits of, Articles VI, VII, and VIII of the Trust Agreement.

         IN WITNESS WHEREOF, the parties to this Indenture have caused this Indenture to be duly executed by their officers, thereunto duly authorized, all as of the day and year first above written.

                                    CWHEQ REVOLVING HOME EQUITY LOAN
                                    TRUST, SERIES 200_-_

                                    By:    _______________________,
                                           not in its individual capacity,
                                           but solely as Owner Trustee

                                    By:
                                           ----------------------------------
                                           Name:
                                           Title:

                                    -------------------------
                                           Indenture Trustee,

                                    By:
                                           ----------------------------------
                                           Name:
                                           Title:

                                    ------------------------
                                           Co-Trustee

                                    By:
                                           ----------------------------------
                                           Name:
                                           Title:

                                                                   EXHIBIT A-1

                                 FORM OF NOTES
                         [FOR PRINCIPAL BALANCE NOTES]

         Each transferee or purchaser of this Note that is a plan or is investing plan assets, by acceptance of this Note or an interest in this Note, represents that the investment and holding of this Note satisfy the conditions for exemptive relief under PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23, or a similar exemption. A "plan" is an employee benefit plan (as defined in section 3(3) of ERISA) that is subject to Title I of ERISA, a plan (as defined in and subject to section 4975 of the Code) and any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or otherwise.

         Any transfer in violation of either of the foregoing will be void ab initio, and will not operate to transfer any rights to the transferee, notwithstanding any instructions to the contrary.




                                     A-1-1

             CWHEQ REVOLVING HOME EQUITY LOAN TRUST, SERIES 200_-_
                 REVOLVING HOME EQUITY LOAN ASSET BACKED NOTE,
                                 SERIES 200_-_

--------------------------------------------------------------------------------
Registered                         Principal Amount: $[___________]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
No. [____]                         Percentage Interest: [__]%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CUSIP No. [_______]                Initial Payment Date: [___________]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   Note Rate: Variable
--------------------------------------------------------------------------------


         Unless this Note is presented by an authorized representative of the Depository to the Issuer or its agent for registration of transfer, exchange, or payment, and any Note issued in exchange for this Note is registered in the name of the Depository or in another name requested by an authorized representative of the Depository (and any payment on this Note is made to the Depository or to another entity requested by an authorized representative of the Depository), any transfer, pledge, or other use of this Note for value or otherwise by or to any person is wrongful inasmuch as the registered owner of this Note, the Depository, has an interest in this Note.

         The Issuer, CWHEQ Revolving Home Equity Loan Trust, Series 200_-_, promises to pay to CEDE & CO. or registered assigns the Principal Amount, payable on each Payment Date in an amount equal to the Percentage Interest of the aggregate amount payable from the Payment Account as principal on the Notes pursuant to Section 8.03 of the Indenture, dated as of _______, 200_ (the "Indenture"), between the Issuer, ________________, as Indenture Trustee, and Chase Bank USA, National Association, as Co-Trustee. The entire remaining outstanding principal balance of this Note is payable on the Payment Date in [______]. Capitalized terms used in this Note that are not otherwise defined have the meanings given to them in the Indenture, and if not defined there, in the Sale and Servicing Agreement, and if not defined there, in the Trust Agreement between the Issuer and Wilmington Trust Company, as Owner Trustee.

         Interest will be paid on the 15th day of each month or if that is not a Business Day, then on the next Business Day (the "Payment Date"), commencing on the first Payment Date specified above, to the person in whose name this
Note is registered at the close of business on the last day preceding the Payment Date (the "Record Date") at the Note Rate. Interest will be computed on the basis of the actual number of days in the Interest Period and a 360-day year.

         The "Note Rate" for the first Interest Period is a per annum rate equal to the sum of (a) the interpolated one-month and two-month LIBOR and (b) [INSERT SPREAD]%, and for any subsequent Interest Period, a per annum rate equal to the least of: (i) the sum of (a) LIBOR as of



                                    A-1-2
the second LIBOR Business Day before the first day of that Interest Period and
(b) [INSERT SPREAD]%, (ii) the Maximum Rate for the [Class _____ ] Notes for that Interest Period, and (iii) [______]%.

         The interpolated one-month and two-month LIBOR shall be equal to one-month LIBOR for the first Interest Period plus the product of

                  o the excess of two-month LIBOR for the first Interest Period over one-month LIBOR for the first Interest Period, multiplied by

                  o a fraction whose numerator is the number of days from the one-month anniversary of the Closing Date to the first Payment Date and whose denominator is 30.

         The "Maximum Rate" for any Interest Period is the Weighted Average Net Loan Rate for the Mortgage Loans for the Collection Period during which an Interest Period begins (adjusted to an effective rate reflecting accrued interest calculated on the basis of the actual number of days in the Collection Period commencing in the month in which that Interest Period commences and a year assumed to consist of 360 days).

         "LIBOR" for any day means the rate for United States dollar deposits for one month that appears on the Moneyline Telerate Screen Page 3750 as of 11:00 A.M., London time that day. If LIBOR does not appear on that page (or a page replacing that page on that service or, if that service is no longer offered, any other service for displaying LIBOR or comparable rates reasonably selected by the Depositor after consultation with the Indenture Trustee), the rate will be the reference bank rate.

         The reference bank rate for an Interest Period means the arithmetic mean (rounded upwards to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits offered by three major banks engaged in transactions in the London interbank market, selected by the Depositor after consultation with the Indenture Trustee, as of 11:00 A.M., London time, on the second LIBOR Business Day before the first day of the Interest Period, to prime banks in the London interbank market for a period of one month in amounts approximately equal to the outstanding Note Principal Balance if at least two of the banks provide an offered rate.

         If fewer than two offered rates are quoted, the reference bank rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Depositor after consultation with the Indenture Trustee, as of 11:00 A.M., New York City time, on the second LIBOR Business Day before the first day of the Interest Period, for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the outstanding Note Principal Balance. If no such quotations can be obtained, the reference bank rate shall be LIBOR for the preceding Interest Period.



                                    A-1-3

         "LIBOR Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of New York or in the City of London, England are required or authorized by law to be closed.

         This Note is one of the Notes from a duly authorized issue of Notes issued by CWHEQ Revolving Home Equity Loan Trust, Series 200_-_, designated as Revolving Home Equity Loan Asset Backed Notes, Series 200_-_.

         Payments on this Note will be made by the Indenture Trustee, or by the Paying Agent appointed pursuant to the Indenture, by check mailed to the person entitled thereto as its name and address appears on the Note Register or, upon written request by the person delivered to the Indenture Trustee at least five Business Days before the related Record Date, by wire transfer (but only if the person owns of record Notes having principal denominations aggregating at least $[1,000,000]), or by any other means of payment the person and the Indenture Trustee agree to. Notwithstanding the above, the final payment on this Note will be made after due notice by the Indenture Trustee or the Paying Agent, and only upon presentation and surrender of this Note at the office or agency appointed by the Indenture Trustee for that purpose.

         This Note does not purport to summarize the Indenture and reference is made to the Indenture for the rights and obligations under it.

         Solely for U.S. federal income tax purposes, this Note is a "regular interest " in a "Real Estate Mortgage Investment Conduit," as those terms are defined in sections 860G and 860D of the Internal Revenue Code of 1986.

         Without the consent of the Holders of any Notes, the Issuer and the Indenture Trustee may amend the Indenture in certain limited ways. Without the consent of any of the Noteholders but with satisfaction of the Rating Agency Condition, the Issuer and the Indenture Trustee may amend the Indenture to change the Indenture in any manner or to modify the rights of the Noteholders under the Indenture except amendments that require the consent of each affected Noteholder. No supplemental indenture may, without the consent of each affected Noteholder:

                  (i) change the date of payment of any installment of principal or interest on any Note, or reduce its principal amount, its interest rate, or its redemption price, or change any place of payment where, or the coin or currency in which, any Note or its interest is payable;

                  (ii) impair the right to institute suit for the enforcement of the provisions of the Indenture requiring the application of available funds to the payment of any amount due on the Notes after their due dates (or, in the case of redemption, after the redemption date);

                  (iii) reduce the percentage of the Outstanding Amount the consent of the Holders of which is required for any supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of

                                    A-1-4
         the Indenture or certain defaults under the Indenture and their consequences or to direct the liquidation of the Collateral;

                  (iv) modify any provision of the Section of the Indenture covering indenture supplements only with the consent of affected Noteholders except to increase any percentage specified in the Indenture or provide that certain additional provisions of the Indenture or the Transaction Documents cannot be modified or waived without the consent of the Holder of each Note affected by it; modify any of the provisions of the Indenture in a manner affecting the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of the calculation) or affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes in the Indenture; or

                  (v) permit the creation of any lien ranking before or on a parity with the lien of the Indenture with respect to any part of the Collateral (except any change in any mortgage's lien status in accordance with the Sale and Servicing Agreement) or, except as otherwise permitted or contemplated in the Indenture, terminate the lien of the Indenture on any property at any time subject to the Indenture or deprive the Holder of any Note of the security provided by the lien of the Indenture.

         As provided in the Indenture, the transfer of this Note is registrable in the Note Register of the Note Registrar on surrender of this Note for registration of transfer at the office or agency maintained by the Note Registrar for that purpose, accompanied by a written instrument of transfer in form satisfactory to the Master Servicer, the Indenture Trustee, and the Note Registrar duly executed by its Holder or the Holder's attorney duly authorized in writing, and thereupon new Notes of the same Class and of authorized denominations and evidencing the same aggregate Percentage Interest of the Notes will be issued to the designated transferees. The Notes are issuable only as registered Notes without coupons in denominations specified in the Indenture. As provided in the Indenture, Notes are exchangeable for new Notes of like tenor in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any registration of transfer or exchange, but the Indenture Trustee or the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Before due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, and any agent of the Issuer, or the Indenture Trustee may treat the person in whose name this Note is registered as its owner for all purposes, whether or not this Note is overdue, and none of the Issuer, the Indenture Trustee, or any such agent shall be affected by notice to the contrary.


                                    A-1-5

         The Issuer may effect an early retirement of all Classes of Notes by paying the retransfer price and accepting retransfer of the Trust Assets on any Payment Date after the Note Principal Balance of all Classes of Notes is less than or equal to [10]% of the Original Note Principal Balance of all Classes of Notes.

         Each Holder or beneficial owner of a Note, by acceptance of a Note or, in the case of a beneficial owner of a Note, a beneficial interest in a Note, agrees by accepting the benefits of the Indenture that will not at any time institute against the Depositor, the Sponsor, the Master Servicer, or the Issuer, or join in any institution against any of them of, any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture, or the Transaction Documents.

         Anything in this Note to the contrary notwithstanding, none of ________________ in its individual capacity, ________________, in its individual capacity, ________________, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees, or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the obligations under the Indenture. The holder of this Note by its acceptance of this Note agrees that the holder shall have no claim against any of the foregoing for any deficiency, loss, or claim. Nothing in this Note shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any obligations under the Indenture or in this Note.

         The Issuer and each Noteholder, by its acceptance of its Note, agree that the indebtedness represented by the Notes is non-recourse to the Issuer, and is payable solely from the assets of the Issuer and their proceeds.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER STATE.

         Unless the certificate of authentication on this Note has been executed by or on behalf of the Indenture Trustee, by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture, or be valid for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated:

                                ----------------
                                     not in its individual capacity but solely as Owner Trustee on behalf of the Trust

                                By: ____________________________




                                    A-1-6

Certificate of Authentication:
This is one of the Notes referenced
in the within-mentioned Indenture.


________________, not in its
individual capacity but solely as Indenture Trustee


By: ________________________
     Authorized Officer


                                    A-1-7

                                                                   EXHIBIT A-2

                                 FORM OF NOTES
                           [FOR INTEREST ONLY NOTES]

         Class A-IO Notes: This Note may not be transferred to a plan or to an entity investing plan assets. A "plan" is an employee benefit plan (as defined in section 3(3) of ERISA) that is subject to Title I of ERISA, a plan (as defined in and subject to section 4975 of the Code) and any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or otherwise.

         Any transfer in violation of either of the foregoing will be void ab initio, and will not operate to transfer any rights to the transferee, notwithstanding any instructions to the contrary.


                                    A-2-1

             CWHEQ REVOLVING HOME EQUITY LOAN TRUST, SERIES 200_-_
                 REVOLVING HOME EQUITY LOAN ASSET BACKED NOTE,
                                 SERIES 200_-_

--------------------------------------------------------------------------------
Registered                   Notional Amount: $[___________]
--------------------------------------------------------------------------------
No. [____]                   Percentage Interest: [__]%
--------------------------------------------------------------------------------
CUSIP No. [_______]          Initial Payment Date: [SECOND PAYMENT DATE]
--------------------------------------------------------------------------------
                             Note Rate: Variable
--------------------------------------------------------------------------------


         Unless this Note is presented by an authorized representative of the Depository to the Issuer or its agent for registration of transfer, exchange, or payment, and any Note issued in exchange for this Note is registered in the name of the Depository or in another name requested by an authorized representative of the Depository (and any payment on this Note is made to the Depository or to another entity requested by an authorized representative of the Depository), any transfer, pledge, or other use of this Note for value or otherwise by or to any person is wrongful inasmuch as the registered owner of this Note, the Depository, has an interest in this Note.

         The Issuer, CWHEQ Revolving Home Equity Loan Trust, Series 200_-_, promises to pay to ________________. or registered assigns the Principal Amount, payable on each Payment Date in an amount equal to the Percentage Interest of the aggregate amount payable from the Payment Account as principal on the Notes pursuant to Section 8.03 of the Indenture, dated as of _______, 200_ (the "Indenture"), between the Issuer, ________________, as Indenture Trustee, and ________________, as Co-Trustee. The entire remaining outstanding principal balance of this Note is payable on the Payment Date in [______]. Capitalized terms used in this Note that are not otherwise defined have the meanings given to them in the Indenture, and if not defined there, in the Sale and Servicing Agreement, and if not defined there, in the Trust Agreement between the Issuer and ________________, as Owner Trustee.

         Interest will be paid on the [second, third, forth, fifth, and sixth] Payment Dates at the Note Rate accrued during the [second, third, forth, fifth, and sixth] Interest Periods, respectively, at the Note Rate on the Class [A-IO] Notional Balance. A "Payment Date" is the 15th day of each month or if that is not a Business Day, then on the next Business Day, commencing in [MONTH OF FIRST PAYMENT DATE] 200[_], to the person in whose name this Note is registered at the close of business on the last day of the month preceding a Payment Date (the "Record Date") at the Class A-IO Note Rate. Interest will be computed on the basis of the actual number of days in the Interest Period and a 360-day year.



                                    A-2-2

         The "Class A-IO Notional Balance" is the lesser of the Class A-IO Scheduled Balance below and the Loan Pool Balance for the previous Payment Date less Net Draws.

        --------------------------------------------------------------------
              Payment Date              Class A-IO Scheduled Balance ($)
        --------------------------------------------------------------------
        --------------------------------------------------------------------
                   Second                        []
        --------------------------------------------------------------------
        --------------------------------------------------------------------
                    Third                        []
        --------------------------------------------------------------------
        --------------------------------------------------------------------
                   Fourth                        []
        --------------------------------------------------------------------
        --------------------------------------------------------------------
                    Fifth                        []
        --------------------------------------------------------------------
        --------------------------------------------------------------------
                    Sixth                        []
        --------------------------------------------------------------------


         On the first Payment Date and on each Payment Date after the _______ 200_ Payment Date, the Class A-IO Notional Balance will be zero and, as a result, the Class A-IO Notes will receive interest only on the second through the sixth Payment Dates.

         The "Class A-IO Note Rate" means the lesser of

             o    [___]% per annum and

             o the Weighted Average Net Loan Rate of the Mortgage Loans minus the weighted average note rate of the Principal Amount Notes for that Interest Period, adjusted to an effective rate reflecting the accrual of interest based on a 360-day year consisting of twelve 30-day months multiplied by a fraction whose numerator is the Loan Pool Balance for the previous Payment Date (minus Net Draws) and whose denominator is the Class [A-IO] Notional Balance.

         This Note is one of the Notes from a duly authorized issue of Notes issued by CWHEQ Revolving Home Equity Loan Trust, Series 200_-_, designated as Revolving Home Equity Loan Asset Backed Notes, Series 200_-_.

         Payments on this Note will be made by the Indenture Trustee, or by the Paying Agent appointed pursuant to the Indenture, by check mailed to the person entitled thereto as its name and address appears on the Note Register or, upon written request by the person delivered to the Indenture Trustee at least five Business Days before the related Record Date, by wire transfer (but only if the person owns of record Notes having principal denominations aggregating at least $1,000,000), or by any other means of payment the person and the Indenture Trustee agree to. Notwithstanding the above, the final payment on this Note will be made after due notice by the Indenture Trustee or the Paying Agent, and only upon presentation and surrender of this Note at the office or agency appointed by the Indenture Trustee for that purpose.

         This Note does not purport to summarize the Indenture and reference is made to the Indenture for the rights and obligations under it.



                                    A-2-3

         Solely for U.S. federal income tax purposes, this Note is a "regular interest " in a "Real Estate Mortgage Investment Conduit," as those terms are defined in sections 860G and 860D of the Internal Revenue Code of 1986.

         Without the consent of the Holders of any Notes, the Issuer and the Indenture Trustee may amend the Indenture in certain limited ways. Without the consent of any of the Noteholders but with satisfaction of the Rating Agency Condition, the Issuer and the Indenture Trustee may amend the Indenture to change the Indenture in any manner or to modify the rights of the Noteholders under the Indenture except amendments that require the consent of each affected Noteholder. No supplemental indenture may, without the consent of each affected Noteholder:

                  (vi) change the date of payment of any installment of principal or interest on any Note, or reduce its principal amount, its interest rate, or its redemption price, or change any place of payment where, or the coin or currency in which, any Note or its interest is payable;

                  (vii) impair the right to institute suit for the enforcement of the provisions of the Indenture requiring the application of available funds to the payment of any amount due on the Notes after their due dates (or, in the case of redemption, after the redemption date);

                  (viii) reduce the percentage of the Outstanding Amount the consent of the Holders of which is required for any supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of the Indenture or certain defaults under the Indenture and their consequences or to direct the liquidation of the Collateral;

                  (ix) modify any provision of the Section of the Indenture covering indenture supplements only with the consent of affected Noteholders except to increase any percentage specified in the Indenture or provide that certain additional provisions of the Indenture or the Transaction Documents cannot be modified or waived without the consent of the Holder of each Note affected by it; modify any of the provisions of the Indenture in a manner affecting the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of the calculation) or affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes in the Indenture; or

                  (x) permit the creation of any lien ranking before or on a parity with the lien of the Indenture with respect to any part of the Collateral (except any change in any mortgage's lien status in accordance with the Sale and Servicing Agreement) or, except as otherwise permitted or contemplated in the Indenture, terminate the lien of the Indenture on any property at any time subject to the Indenture or deprive the Holder of any Note of the security provided by the lien of the Indenture.



                                    A-2-4

         As provided in the Indenture, the transfer of this Note is registrable in the Note Register of the Note Registrar on surrender of this Note for registration of transfer at the office or agency maintained by the Note Registrar for that purpose, accompanied by a written instrument of transfer in form satisfactory to the Master Servicer, the Indenture Trustee, and the Note Registrar duly executed by its Holder or the Holder's attorney duly authorized in writing, and thereupon new Notes of the same Class and of authorized denominations and evidencing the same aggregate Percentage Interest of the Notes will be issued to the designated transferees. The Notes are issuable only as registered Notes without coupons in denominations specified in the Indenture. As provided in the Indenture, Notes are exchangeable for new Notes of like tenor in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any registration of transfer or exchange, but the Indenture Trustee or the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Before due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, and any agent of the Issuer, or the Indenture Trustee may treat the person in whose name this Note is registered as its owner for all purposes, whether or not this Note is overdue, and none of the Issuer, the Indenture Trustee, or any such agent shall be affected by notice to the contrary.

         Each Holder or beneficial owner of a Note, by acceptance of a Note or, in the case of a beneficial owner of a Note, a beneficial interest in a Note, agrees by accepting the benefits of the Indenture that will not at any time institute against the Depositor, the Sponsor, the Master Servicer, or the Issuer, or join in any institution against any of them of, any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture, or the Transaction Documents.

         Anything in this Note to the contrary notwithstanding, none of Wilmington Trust Company in its individual capacity, ________________, in its individual capacity, ________________, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees, or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the obligations under the Indenture. The holder of this Note by its acceptance of this Note agrees that the holder shall have no claim against any of the foregoing for any deficiency, loss, or claim. Nothing in this Note shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any obligations under the Indenture or in this Note.



                                    A-2-5

         The Issuer and each Noteholder, by its acceptance of its Note, agree that the indebtedness represented by the Notes is non-recourse to the Issuer, and is payable solely from the assets of the Issuer and their proceeds.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER STATE.

         Unless the certificate of authentication on this Note has been executed by or on behalf of the Indenture Trustee, by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture, or be valid for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated:

                                 ----------------
                                      not in its individual capacity but solely as Owner Trustee on behalf of the Trust

                                 By: ____________________________

Certificate of Authentication:
This is one of the Notes referenced
in the within-mentioned Indenture.

________________, not in its
individual capacity but solely as Indenture Trustee



By: ________________________
     Authorized Officer






                                    A-2-6

                                   EXHIBIT B

                          FORM OF CUSTODIAL AGREEMENT


==============================================================================




             CWHEQ REVOLVING HOME EQUITY LOAN TRUST, SERIES 200_-_
                                    Issuer





                        [COUNTRYWIDE HOME LOANS, INC.]
                                Master Servicer





                               ----------------
                               Indenture Trustee






                               ----------------
                                   Custodian










                        ------------------------------

                              CUSTODIAL AGREEMENT

                       Dated as of [___________], 20[__]

                                  20[__]-[_]

                        ------------------------------

==============================================================================

                              CUSTODIAL AGREEMENT

         This Custodial Agreement, dated as of [______________], 20[__] (this "Agreement"), among CWHEQ, Inc. (the "Depositor"), Countrywide Home Loans, Inc., as master servicer (the "Master Servicer"), CWHEQ Revolving Home Equity Loan Trust, Series 200_-_ (the "Issuer"), and ________________, as agent, custodian, and bailee for the Owner Trustee as owner and the Indenture Trustee as secured party (when acting for the Issuer, the "Trust Custodian," and when acting for the Indenture Trustee, the "Indenture Custodian," and when referring to both capacities, the "Custodian"), and ________________, as indenture trustee (in that capacity the "Indenture Trustee"),

                                  WITNESSETH:

         WHEREAS, the Depositor will sell all of its interest in the Mortgage Loans to the Issuer pursuant to the Sale and Servicing Agreement; and

         WHEREAS, the Issuer will Grant a Security Interest to the Indenture Trustee for the benefit of the Secured Parties in all of the Issuer's interest in the Collateral; and

         WHEREAS, the Issuer wants to hold its assets through a custodian acting as its agent and bailee under a custodial agreement, and authorize the custodian to deliver the Collateral to the Indenture Trustee; and

         WHEREAS, the Indenture Trustee wants to hold the Collateral through a custodian acting as its agent and bailee under a custodial agreement in connection with the Issuer's delivery of the Collateral to the Indenture Trustee;

         NOW, THEREFORE, the parties agree as follows.

Section 1.        Defined Terms and Rules of Construction.

         Capitalized terms used but not otherwise defined in this Agreement have the meanings given to them in the Indenture, dated as of [______________], 20[__] (the "Indenture"), between CWHEQ Revolving Home Equity Loan Trust, Series 200_-_ and the Indenture Trustee, and if not defined there, in the Sale and Servicing Agreement. In addition, Section 1.04 (Rules of Construction) of the Indenture is incorporated by reference with appropriate substitution of this Agreement for references in that Section to the Indenture so that the language of that Section will read appropriately as applying to this Agreement.

Section 2.        Acknowledgment of Receipt and Certification;
                  Appointment as Custodian.

         (a)      Appointment as Custodian; Acknowledgment of Receipt.

         The Issuer appoints the Trust Custodian to act as its agent, custodian, and bailee to accept delivery of the items transferred to it under the Sale and Servicing Agreement and to hold them for the Issuer, and deliver any of them to the Indenture Trustee as called for under the

Indenture. The Indenture Trustee appoints the Indenture Custodian to act as its agent, custodian, and bailee to maintain custody of the Mortgage Files for the Indenture Trustee for the benefit of the Secured Parties. ________________ accepts both of these appointments. The Trust Custodian will maintain custody of the items transferred to it under the Sale and Servicing Agreement that are not delivered to the Indenture Trustee subject to instructions from the Issuer. The Indenture Custodian will maintain continuous custody of the Mortgage Files at its office identified in Section 3 until (i) the Indenture Trustee delivers to the Indenture Custodian an Officer's Certificate to the effect that the conditions for the release of Collateral have been satisfied or (ii) the conditions specified in Section 4(b) for the release of the Mortgage Files to the Master Servicer have been met. In performing its duties under this Agreement, the Custodian agrees to act with the degree of care and skill consistent with the degree of care and skill that the Custodian exercises with respect to the loan files relating to similar loans owned, serviced, or held as custodian by the Custodian, and the Custodian agrees to follow its customary policies and procedures.

         (b)      Review and Certification.

         In connection with the transfers under Sections 2.01(a) and 2.01(b) of the Sale and Servicing Agreement by the Depositor, the Depositor is required to effect certain deliveries to the Issuer and the Indenture Trustee under Section 2.01(d) of the Sale and Servicing Agreement. The Trust Custodian shall accept those deliveries for the Issuer, and shall make the deliveries to the Indenture Trustee required of the Issuer. The Indenture Custodian acting as custodian for the Indenture Trustee shall accept those deliveries.

         On the Closing Date, the Custodian will execute and deliver to the Depositor, the Master Servicer, and the Sponsor (with a copy to the Issuer and the Indenture Trustee) an Initial Certification in the form of Exhibit A. Based on its review and examination, the Custodian will acknowledge that the documents identified in the Initial Certification appear regular on their face (i.e. are not mutilated, damaged, defaced, torn, or otherwise physically altered) and relate to each Mortgage Loan. No later than thirty-two days after the Closing Date, if Mortgage Loans have been delivered after the Closing Date pursuant to Section 2.01(d) of the Sale and Servicing Agreement, the Custodian will execute and deliver to the Depositor, the Master Servicer, and the Sponsor (with a copy to the Issuer and the Indenture Trustee) a Delay Delivery Certification in the form of Exhibit B. Based on its review and examination, the Custodian will acknowledge that the documents identified in the Delay Delivery Certification appear regular on their face (i.e. are not mutilated, damaged, defaced, torn, or otherwise physically altered) and relate to each Mortgage Loan.

         Not later than 180 days after the Closing Date, the Custodian will deliver to the Depositor, the Master Servicer, and the Sponsor (with a copy to the Issuer and the Indenture Trustee) a Final Certification in the form of Exhibit C, noting any applicable exceptions. For the purpose of the Final Certification, the title policy required for the Mortgage File is any of the final original title policy, a signed binder or commitment for a title policy, or a preliminary title report (in those states in which preliminary title reports are the customary form of title policy commitment). For any Mortgage File whose Final Certification is based on a signed binder or commitment for a title policy or a preliminary title report (in those states in which preliminary title reports are the customary form of title policy commitment), the Custodian will deliver to the Depositor, the Master Servicer, and the Sponsor (with a copy to the Issuer and the Indenture Trustee), not later than the one year anniversary of the Closing Date, a further Final Certification in the form of Exhibit D, noting any applicable exceptions. For the purpose of this further Final Certification, the title policy required for the Mortgage File must be the final original title policy.

         If, in the course of its review in connection with the Final Certification, the Custodian finds any document constituting a part of a Mortgage File that does not meet the requirements of Section 2.02 of the Sale and Servicing Agreement, the Custodian shall list the defect as an exception in the Final Certification.

         The Custodian is not obligated to examine the documents delivered to it to determine that they are genuine, enforceable, or appropriate for the represented purpose, or that they have actually been recorded in the real estate records, or that they are other than what they purport to be on their face.

         In reviewing any Mortgage File pursuant to this Section, the Custodian is not responsible for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Issuer or the Indenture Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, whether any person executing any document is authorized to do so or whether any signature on any document is genuine, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded.

         The Sponsor will deliver and the Indenture Custodian will maintain continuous custody at its office identified in Section 3 of the documents required to be held by the Indenture Trustee in accordance with Section 2.01 of the Sale and Servicing Agreement with respect to any Eligible Substitute Mortgage Loans.

         The Master Servicer shall promptly deliver to the Indenture Custodian, and the Indenture Custodian will maintain continuous custody at its office identified in Section 3 of the originals of any other documents constituting the Mortgage File that come into the possession of the Master Servicer from time to time.

Section 3.        Maintenance of Office.

         The Custodian agrees to maintain the items for which it acts as Trust Custodian or Indenture Custodian at the office of the Indenture Custodian located in [California].

Section 4.        Duties of Custodian.

         (a) Safekeeping. The Indenture Custodian shall (i) segregate the Mortgage Files from all other documents in the Indenture Custodian's possession; (ii) identify the Mortgage Files as being held, and hold the Mortgage Files, for the Indenture Trustee as secured party for the benefit of all present and future Noteholders; (iii) maintain at all times a current inventory of the Mortgage Files; and (iv) secure the Mortgage Files in fire resistant facilities and conduct periodic physical inspections of them in accordance with customary standards for custody of this type. The Indenture Custodian will promptly report to the Issuer and the Indenture Trustee any failure on its part to hold the Mortgage Files as provided in this Agreement and promptly take appropriate action to remedy the failure.

         (b) Release of Documents. On receipt by the Indenture Custodian of the certification of the Master Servicer, substantially in the form of Exhibit D to the Sale and Servicing Agreement, the Indenture Custodian shall release to the Master Servicer the related Mortgage Files for the Mortgage Loan covered by the certification. The certification may be delivered to the Indenture Custodian in a mutually agreed electronic format, and to the extent the request originates on its face from a servicing officer, need not be manually signed.

Section 5.        Access to Records.

         The Custodian shall permit the Indenture Trustee, the Issuer, the Master Servicer, or their respective duly authorized officers, attorneys, or auditors, and the supervisory agents and examiners of each of them, to inspect the items delivered to it under this Agreement and the books and records maintained by the Custodian pursuant to this Agreement, without charge but only after not less than two Business Days' prior notice and during normal business hours at the offices of the Custodian.

Section 6.        Instructions; Authority to Act.

         The Indenture Custodian may follow any instructions with respect to the Collateral received in the form of an Officer's Certificate of the Indenture Trustee. The instructions may be general or specific in terms. An executed incumbency certificate of the Indenture Trustee certifying the authority of certain officers to take specified actions may be accepted by the Indenture Custodian as conclusive evidence of the authority of the officers to act and may be considered in full force until receipt of written notice to the contrary by the Indenture Custodian from the Indenture Trustee.

         The Trust Custodian may follow any instructions with respect to any items held exclusively for the Issuer received in the form of an Officer's Certificate of the Issuer. The instructions may be general or specific in terms. An executed incumbency certificate of the Issuer certifying the authority of certain officers to take specified actions may be accepted by the Trust Custodian as conclusive evidence of the authority of the officers to act and may be considered in full force until receipt of written notice to the contrary by the Trust Custodian from the Issuer.

Section 7.        Advice of Counsel.

         The Custodian may rely and act on the advice of counsel, including in-house counsel, with respect to its performance under this Agreement as Custodian and shall not be liable for any action reasonably taken pursuant to advice of counsel.

Section 8.        Representations and Warranties.

         The Custodian represents and warrants that on the Closing Date:

         (a) it is a corporation duly organized, validly existing, and in good standing under the laws of its place of incorporation;

         (b) it has full power and authority to execute, deliver, and perform this Agreement, and has taken all necessary action to authorize the execution, delivery, and performance by it of this Agreement;

         (c) the consummation of the transactions contemplated by this Indenture and the fulfillment of its terms do not conflict with, result in any breach of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of the Custodian or any agreement or other instrument to which it is a party or by which it is bound;

         (d) to the Custodian's best knowledge, no proceedings or investigations concerning the Custodian are pending or threatened before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over it or its properties:

                  (1) asserting the invalidity of this Agreement,

                  (2) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or

                  (3) seeking any determination that might affect its performance of its obligations under this Agreement or the validity or enforceability of this Agreement; and

         (e) it is acting solely as the agent for the Indenture Trustee.

Section 9. Effective Period, Termination, and Amendment, and Interpretive and Additional Provisions.

         This Agreement shall become effective as of its date and shall continue in full force until terminated in accordance with its terms. This Agreement may be terminated by either the Indenture Trustee with the consent of the Issuer or by the Custodian in a writing delivered or mailed, postage prepaid, to the other parties. The termination shall take effect no sooner than sixty days after the date of delivery or mailing. Concurrently with, or as soon as practicable after, the termination of this Agreement, the Indenture Custodian shall deliver the Collateral to the Indenture Trustee (or to a person designated by the Indenture Trustee) anywhere the Indenture Trustee reasonably designates, and the Trust Custodian shall deliver any items held exclusively for the Issuer to the Issuer (or to a person designated by the Issuer) anywhere the Issuer reasonably designates.

Section 10.       Limitation of Liability.

         (a) The Custodian undertakes to perform only the obligations specified in this Agreement. The Issuer, the Owner Trustee, Master Servicer, and Indenture Trustee acknowledge that no implied obligations exist under this Agreement. Neither the Custodian nor any of its affiliates, officers, directors, employees, or agents shall be liable, directly or indirectly, for any damages or expenses arising out of the services performed under this Agreement other than damages that result from their gross negligence, willful misconduct, or bad faith. The Custodian and its officers, directors, employees, and agents will not be liable for any consequential, indirect, punitive, or special damages.

         (b) Except as provided in Section 2, the Custodian makes no warranty or representation and has no responsibility for the completeness, validity, sufficiency, value, genuineness, ownership, or transferability of the Mortgage Loans or any of the documents in the Mortgage Files.

         (c) The Custodian need not expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under this Agreement, or in the exercise of its rights, if the Custodian believes that repayment of the funds or adequate indemnity against the risk or liability is not reasonably assured to it.

         (d) Without limiting the generality of the foregoing, the Custodian may rely on and shall be protected in acting in good faith on any notice or other communication received by it that it reasonably believes to be genuine and duly authorized with respect to all matters pertaining to this Agreement and its duties under this Agreement.

         (e) The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy, or perfection of any lien on or security interest in any Mortgage Loan.

         (f) Any other provision of this Agreement to the contrary notwithstanding, the Custodian shall have no notice of, and shall not be bound by, any other document or agreement executed or delivered in connection with, or intended to control any part of, the transactions anticipated by or referred to in this Agreement unless the Custodian is a signatory party to that document or agreement. Notwithstanding the foregoing sentence, the Custodian shall be deemed to have notice of the terms (including definitions not otherwise set forth in full in this Agreement) of other documents and agreements executed or delivered in connection with, or intended to control any part of, the transactions anticipated by or referred to in this Agreement, to the extent the terms are referenced, or are incorporated by reference, into this Agreement only as long as the Indenture Trustee has provided a copy of the document or agreement to the Custodian.

         (g) The Custodian shall have only the obligations expressly set forth in this Agreement or in a written amendment to this Agreement executed by the parties to this Agreement or their successors and assigns. If any provision of this Agreement implies or requires that action or forbearance be taken by a party, but is silent as to which party has the duty to act or refrain from acting, the parties agree that the Custodian shall not be the party required to take the action or refrain from acting. In no event shall the Custodian have any responsibility to ascertain or take action except as expressly provided in this Agreement.

         (h) Nothing in this Agreement shall impose on the Custodian any duty to qualify to do business in any jurisdiction, other than (i) any jurisdiction where any Mortgage File is or may be held by the Custodian from time to time under this Agreement, and (ii) any jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the Custodian or its property or business or on the ability of the Custodian to perform its duties under this Agreement.

         (i) The Custodian may execute any of its duties under this Agreement through any of its agents, attorneys-in-fact, or affiliates. Any agent, attorney-in-fact, or affiliate of the Custodian (and any affiliate's directors, officers, agents, and employees) that performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver, and other protective provisions to which the Custodian is entitled under this Agreement, but the Custodian shall remain responsible for the performance of those duties.

         (j) The Custodian shall not be responsible for delays or failures in performance resulting from acts beyond its control. Acts beyond its control include acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, expropriation, currency restrictions, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes, or other disasters.

Section 11.       Governing Law.

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER STATE.

Section 12.       Amendment.

         This agreement may not be amended without the written consent of all the parties.

Section 13.       Notices.

         All notices, demands, instructions, consents, and other communications required or permitted under this Agreement shall be in writing and shall be personally delivered or sent by first class or express mail (postage prepaid), national overnight courier service, or by facsimile transmission or other electronic communication device capable of transmitting or creating a written record (confirmed by first class mail) and shall be considered to be given for purposes of this Agreement on the day that the writing is delivered when personally delivered or sent by facsimile or overnight courier or three Business Days after it was sent to its intended recipient if sent by first class mail. Unless otherwise specified in a notice sent or delivered in accordance with the provisions of this Section, notices, demands, instructions, consents, and other communications in writing shall be given to or made on the respective parties at their respective addresses indicated below:

                  if to the Issuer at:

                           CWHEQ Revolving Home Equity Loan Trust, Series 200_-_ Wilmington Trust Company, as Owner Trustee
                           Rodney Square North
                           1100 North Market Street
                           Wilmington, DE 19890-0001
                           Attention: Corporate Trust Administration

                  if to the Depositor at:

                           CWHEQ, Inc.
                           4500 Park Granada
                           Calabasas, California 91302
                           Attention: Legal Department

                         if to the Master Servicer at

                           [Countrywide Home Loans, Inc.
                           4500 Park Granada
                           Calabasas, California 91302
                           Attention: Legal Department]

                  if to the Indenture Trustee at

                           the Corporate Trust Office

                  if to the Custodian at

                           ----------------

                           ----------------

                           ----------------

                           ----------------

Section 14.       Binding Effect.

         This Agreement shall be binding on and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Except as contemplated in this Agreement, none of the parties may assign any of its rights and obligations under this Agreement or any interest in this Agreement without the consent of the other parties. The Custodian may assign its rights and obligations under this Agreement, in whole or in part, to any affiliate. The Custodian agrees to notify the other parties of any assignment. An affiliate is any entity that directly or indirectly is under common control with the Custodian, or is under contract to be under common control with the Custodian, and includes a subsidiary or parent company of the Custodian.

Section 15.       Counterparts.

         This Agreement may be executed in one or more counterparts and by the different parties to this Agreement on separate counterparts, each of which, when so executed, shall be an original and all of which shall constitute one agreement.

Section 16.       Severability of Provisions.

         Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of the provision in any other jurisdiction.

Section 17.       Merger of Custodian.

         Any entity into which the Custodian may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion, or consolidation to which the Custodian is a party, or any entity succeeding to the business of the Custodian, shall be the successor of the Custodian under this Agreement, without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding.

Section 18.       Indemnification.

         The Issuer agrees to indemnify the Custodian and its affiliates, directors, officers, agents, and employees, against any losses, claims, damages, or liabilities of any kind, including reasonable attorneys' fees, that may arise against Custodian or its affiliates, directors, officers, agents, or employees, in any way arising out of this Agreement or any action taken or not taken by Custodian or its permitted successors and assigns under this Agreement unless they arise because of the breach by the Custodian of its obligations under this Agreement, which breach was caused by the gross negligence, lack of good faith, or willful misconduct on the part of Custodian or any of its affiliates, directors, officers, agents, or employees.

         The Custodian agrees to indemnify the Issuer against any losses, claims, damages, or liabilities of any kind, including reasonable attorneys' fees, it suffers arising out of the gross negligence, lack of good faith, or willful misconduct on the part of Custodian or any of its affiliates, directors, officers, agents, or employees.

         The foregoing indemnifications shall survive any termination or expiration of this Agreement or the resignation or removal of the Custodian.

Section 19.       Dispute Resolution, Arbitration.

         This Agreement evidences a transaction involving interstate commerce. Any disputes arising from this Agreement shall be decided by binding arbitration which shall be conducted, at the request of any party, in New York, New York, before one arbitrator designated by the American Arbitration Association (the "AAA"), in accordance with the Commercial Arbitration Rules of the AAA, and to the maximum extent applicable, the United States Arbitration Act (Title 9 of the United States Code). Notwithstanding anything in this Agreement to the contrary, any party may proceed to a court of competent jurisdiction to obtain equitable relief at any time. An arbitrator shall have no authority to award punitive damages or other damages not measured by the prevailing party's actual damages. To the maximum extent practicable, an arbitration proceeding under this Agreement shall be concluded within 180 days of the filing of the dispute with the AAA. This arbitration clause shall survive any termination, amendment, or expiration of the Agreement and if any provision of this arbitration clause is found to be unenforceable, the remaining parts of the arbitration clause shall not be affected and shall remain fully enforceable.

Section 20.       Limitation of Liability.

         It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligations, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or the other related documents.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by a duly authorized officer as of the day and year first above written.

                                  CWHEQ, INC.

                                  By: _______________________________
                                        Name:
                                        Title:

                                  CWHEQ REVOLVING HOME EQUITY LOAN TRUST,

                                  SERIES 200_-_

                                  By: ________________,
                                           not in its individual capacity but
                                           solely as Owner Trustee

                                  By: _______________________________
                                        Name:
                                        Title:

                                  ----------------,
                                       not in its individual capacity but
                                       solely as Indenture Trustee

                                  By: _______________________________
                                        Name:
                                        Title:

                                  ----------------,
                                       as Custodian for the Indenture Trustee

                                  By: _______________________________
                                        Name:
                                        Title:

                                  ----------------,
                                       as Custodian for the Issuer

                                  By: _______________________________
                                        Name:
                                        Title:

                                                                     EXHIBIT A
                                                        TO CUSTODIAL AGREEMENT

                         FORM OF INITIAL CERTIFICATION


                                    [date]

[Depositor]

[Master Servicer]

[Sponsor]

---------------------

---------------------

         Re:      Sale and Servicing Agreement among CWHEQ, Inc., as
                  Depositor, Countrywide Home Loans, Inc., as Sponsor and Master Servicer, CWHEQ Revolving Home Equity Loan Trust, Series 200_-_, as the Trust, and _______________________, as
                  Indenture Trustee, Revolving Home Equity Loan Asset Backed Notes, Series 200_-_
                  -------------------------------------------------------------



Gentlemen:

         In accordance with Section 2.02 of the above-captioned Sale and Servicing Agreement (the "Sale and Servicing Agreement"), the undersigned, as Indenture Custodian for the Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule delivered pursuant to
Section 2.01(d) of the Sale and Servicing Agreement (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attached Document Exception Report) it has received, among other things:

                  (i) the original Mortgage Note endorsed in blank or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Sponsor stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note; and

                  (ii) unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of Mortgage in blank in recordable form.


                                     B-A-1

         Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face (i.e. are not mutilated, damaged, defaced, torn, or otherwise physically altered) and related to such Mortgage Loan.

         The Indenture Custodian has made no independent examination of any documents in each Mortgage File beyond the review specifically required in the Sale and Servicing Agreement. The Indenture Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability, or genuineness of any of the documents in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness, or suitability of any Mortgage Loan.

         In reviewing any Mortgage File pursuant to this certification, the Custodian is not responsible for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Issuer or the Indenture Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, whether any person executing any document is authorized to do so or whether any signature on any document is genuine, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded.

         Capitalized words and phrases used in this Certification have the meanings assigned to them in the Sale and Servicing Agreement.

                                     ----------------,
                                       as Custodian for the Indenture Trustee

                                     By:____________________________
                                     Name:
                                     Title:



                                     B-A-2

                                                                     EXHIBIT B
                                                        TO CUSTODIAL AGREEMENT

                     FORM OF DELAY DELIVERY CERTIFICATION


                                    [date]

[Depositor]

[Master Servicer]

[Sponsor]

---------------------

---------------------

         Re: Sale and Servicing Agreement among CWHEQ, Inc., as Depositor, Countrywide Home Loans, Inc., as Sponsor and Master Servicer, CWHEQ Revolving Home Equity Loan Trust, Series 200_-_, as the Trust, and _______________________, as
                  Indenture Trustee, Revolving Home Equity Loan Asset Backed Notes, Series 200_-_
                  ------------------------------------------------------------


Gentlemen:

         In accordance with Section 2.02 of the above-captioned Sale and Servicing Agreement (the "Sale and Servicing Agreement"), the undersigned, as Indenture Custodian for the Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule delivered pursuant to
Section 2.01(d) of the Sale and Servicing Agreement (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attached Document Exception Report) it has received, among other things:

                  (i) the original Mortgage Note endorsed in blank or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Sponsor stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note; and

                  (ii) unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of Mortgage in blank in recordable form.

                                     B-B-1

         Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face (i.e. are not mutilated, damaged, defaced, torn, or otherwise physically altered) and related to such Mortgage Loan.

         The Indenture Custodian has made no independent examination of any documents in each Mortgage File beyond the review specifically required in the Sale and Servicing Agreement. The Indenture Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability, or genuineness of any of the documents in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness, or suitability of any Mortgage Loan.

         In reviewing any Mortgage File pursuant to this certification, the Custodian is not responsible for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Issuer or the Indenture Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, whether any person executing any document is authorized to do so or whether any signature on any document is genuine, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded.

         Capitalized words and phrases used in this Certification have the meanings assigned to them in the Sale and Servicing Agreement.

                                     ----------------,
                                       as Custodian for the Indenture Trustee

                                     By:____________________________
                                     Name:
                                     Title:



                                     B-B-2

                                                                     EXHIBIT C
                                                        TO CUSTODIAL AGREEMENT

                          FORM OF FINAL CERTIFICATION


                                    [date]

[Depositor]

[Master Servicer]

[Sponsor]

---------------------

---------------------

         Re:      Sale and Servicing Agreement among CWHEQ, Inc., as
                  Depositor, Countrywide Home Loans, Inc., as Sponsor and Master Servicer, CWHEQ Revolving Home Equity Loan Trust, Series 200_-_, as the Trust, and _______________________, as
                  Indenture Trustee, Revolving Home Equity Loan Asset Backed Notes, Series 200_-_
                  -------------------------------------------------------------


Gentlemen:

         In accordance with Section 2.02 of the above-captioned Sale and Servicing Agreement (the "Sale and Servicing Agreement"), the undersigned, as Indenture Custodian for the Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

                  (i) the original Mortgage Note endorsed in blank or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Sponsor stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                  (ii) unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of Mortgage in blank in recordable form;

                  (iii) the original recorded Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the

                                     B-C-1

         Mortgage Loan is a MOM Loan, or, if, in connection with any Mortgage Loan, the original recorded Mortgage with evidence of recording thereon cannot be delivered on or before the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, an accurate copy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Sponsor which may be in the form of a blanket certificate of the Sponsor covering more than one Mortgage stating that such original Mortgage has been dispatched to the appropriate public recording official or (ii) in the case of an original Mortgage that has been lost, a copy certified by the appropriate county recording office where such Mortgage is recorded;

                  (iv) if applicable, the original of each intervening assignment needed for a complete chain of title for the mortgage from its original mortgagee or beneficiary to the Trust (or if the Mortgage Loan is registered on the MERS(R) System to MERS and noting the presence of a MIN) with evidence of recording thereon, or, if any such original intervening assignment has not been returned from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Sponsor or the Depositor, which may be a blanket certificate covering more than one intervening assignment, stating that such original intervening assignment has been dispatched to the appropriate public recording official for recordation or (ii) in the case of an original intervening assignment that has been lost, a copy certified by the appropriate county recording office where such Mortgage is recorded;

                  (v) a title policy, a signed binder or commitment for a title policy, or a preliminary title report (in those states in which preliminary title reports are the customary form of title policy commitment) for each Mortgage Loan with a Credit Limit in excess of $100,000;

                  (vi) the original of any guaranty executed in connection with the Mortgage Note;

                  (vii) the original of each assumption, modification, consolidation or substitution agreement, if any, relating to the Mortgage Loan; and

                  (viii) any security agreement, chattel mortgage or equivalent instrument executed in connection with the Mortgage.

         Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face (i.e. are not mutilated, damaged, defaced, torn, or otherwise physically altered) and related to such Mortgage Loan, and (b) the information set forth in items
(ii), (iii), and (iv), of the itemization of contents of the "Mortgage Loan Schedule" in the Adoption Annex to the Indenture accurately reflects information set forth in the Mortgage

                                     B-C-2

File, and (c) the information set forth in item (v) of the itemization of contents of the "Mortgage Loan Schedule" in the Adoption Annex to the Indenture was delivered to the Custodian.

         The Indenture Custodian has made no independent examination of any documents in each Mortgage File beyond the review specifically required in the Sale and Servicing Agreement. The Indenture Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability, or genuineness of any of the documents in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness, or suitability of any Mortgage Loan.

         In reviewing any Mortgage File pursuant to this certification, the Custodian is not responsible for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Issuer or the Indenture Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, whether any person executing any document is authorized to do so or whether any signature on any document is genuine, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded.

         Capitalized words and phrases used in this Certification have the meanings assigned to them in the Sale and Servicing Agreement.

                                     ----------------,
                                       as Custodian for the Indenture Trustee

                                     By:____________________________
                                     Name:
                                     Title:



                                     B-C-3

                                                                     EXHIBIT D
                                                        TO CUSTODIAL AGREEMENT

                      FORM OF FURTHER FINAL CERTIFICATION


                                    [date]

[Depositor]

[Master Servicer]

[Sponsor]

---------------------

---------------------

         Re Sale and Servicing Agreement among CWHEQ, Inc., as Depositor, Countrywide Home Loans, Inc., as Sponsor and Master Servicer, CWHEQ Revolving Home Equity Loan Trust, Series 200_-_, as the Trust, and ______________________, as
                  Indenture Trustee, Revolving Home Equity Loan Asset Backed Notes, Series 200_-_
                  -----------------------------------------------------------

Gentlemen:

         In accordance with Section 2.02 of the above-captioned Sale and Servicing Agreement (the "Sale and Servicing Agreement"), the undersigned, as Indenture Custodian for the Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

                  (i) for each Mortgage Loan with a Credit Limit in excess of $100,000, a final original title policy.

         Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face (i.e. are not mutilated, damaged, defaced, torn, or otherwise physically altered) and related to such Mortgage Loan.

         The Indenture Custodian has made no independent examination of any documents in each Mortgage File beyond the review specifically required in the Sale and Servicing Agreement. The Indenture Custodian makes no representations as to: (i) the validity, legality,


                                     B-D-1
sufficiency, enforceability, or genuineness of any of the documents in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness, or suitability of any Mortgage Loan.

         In reviewing any Mortgage File pursuant to this certification, the Custodian is not responsible for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Issuer or the Indenture Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, whether any person executing any document is authorized to do so or whether any signature on any document is genuine, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded.

         Capitalized words and phrases used in this Certification have the meanings assigned to them in the Sale and Servicing Agreement.

                                     ----------------,
                                       as Custodian for the Indenture Trustee

                                     By: ________________________
                                     Name:
                                     Title:




                                     B-D-2

                                                                       ANNEX 1

                                  DEFINITIONS

         "Accelerated Principal Payment Amount" for each Payment Date after the sixth Payment Date and each Class of Notes means the amount of Excess Cashflow applied on that Payment Date as a payment of principal to decrease the Note Principal Balances until Transferor Interest is equal to the Overcollateralization Target Amount for the Payment Date.

         "Act" has the meaning specified in Section 11.03(a).

         "Additional Balance" as to any Mortgage Loan means the aggregate amount of all additional borrowings by the mortgagor under the relevant Credit Line Agreement after the Cut-off Date or the related Subsequent Cut-off Date, as applicable, for the Mortgage Loan.

         "Additional Home Equity Loans" means the Mortgage Loans funded after the Cut-off Date acquired by the Trust on a Subsequent Closing Date pursuant to Section 2.01(b) of the Sale and Servicing Agreement.

         "Additional Loan Account" means the trust account maintained by the Indenture Trustee into which is deposited on the Closing Date the amount specified in the Adoption Annex. The account will be an Eligible Account and will be available only for purchases of Additional Home Equity Loans.

         "Adjustment Date" for any Interest Period commencing with the second Interest Period, the second LIBOR Business Day preceding the first day of the Interest Period.

         "Administration Agreement" means the Administration Agreement specified in the Adoption Annex.

         "Administrator" means the person acting as such under the Administration Agreement.

         "Adoption Annex" means Annex 2 to this Indenture.

         "Aggregate Investor Interest" for each Payment Date and each Class of Principal Amount Notes means the Note Interest for that Class of Principal Amount Notes for the Payment Date and the related Unpaid Investor Interest Shortfall (other than any Basis Risk Carryforward) for the Payment Date.

         "Asset Balance" on any day for any Mortgage Loan other than a Liquidated Mortgage Loan means its Cut-off Date Asset Balance, plus any Additional Balance for the Mortgage Loan, minus all collections credited as principal against the Asset Balance of the Mortgage Loan in accordance with the related Credit Line Agreement.

         "Assignment of Mortgage" for any mortgage means an assignment, notice of transfer, or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the sale of the mortgage to the Trust,


                                   Ann-1-1
which assignment, notice of transfer, or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction.

         "Authorized Officer" for any corporation or other entity establishing such designations means the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary, or the Treasurer of the corporation, for any partnership means any of its general partners, and for any person means any person who is identified on a list of Authorized Officers delivered by the person to the Indenture Trustee on the Closing Date. These lists may be updated from time to time.

         "Available Investor Interest" for any Payment Date means the sum of the following amounts, but in each case only to the extent they will be available to be applied to make payments to the Interest Bearing Notes pursuant to Section 8.03(a) on the Payment Date:

                  o Investor Interest Collections on deposit in the Collection Account or the Payment Account as of the close of business on the third Business Day preceding the Payment Date,

                  o the funds to be deposited into the Collection Account or the Payment Account as a single deposit on the Business Day preceding the Payment Date in accordance with Section 3.03 (but only to the extent of Interest Collections) of the Sale and Servicing Agreement,

                  o the amount on deposit in the Collection Account or the Payment Account for the Payment Date as of the close of business on the preceding Determination Date for optional advances by the Master Servicer made pursuant to Section 4.03 of the Sale and Servicing Agreement, and

                  o the Subordinated Transferor Collections on deposit in the Collection Account or the Payment Account on the third Business Day preceding the Payment Date.

         "Basis Risk Carryforward" for any Payment Date and Class of Principal Amount Notes means the sum of

    o Basis Risk Carryforward for that Class of Principal Amount Notes remaining unpaid from prior Payment Dates,

    o in any Interest Period in which the related Note Rate is the related Maximum Rate, the excess of

                  (a) the amount of interest that would have accrued on that Class of Principal Amount Notes during the related Interest Period had interest been determined pursuant to the related Interest Formula Rate over



                                   Ann-1-2

                  (b) the interest actually accrued at the related Note Rate on that Class of Principal Amount Notes during the Interest Period, and

    o interest at the related Interest Formula Rate (as adjusted from time to time) on Basis Risk Carryforward for that Class of Principal Amount Notes remaining unpaid from prior Payment Dates for the period from previous Payment Date to the current the Payment Date.

         Basis Risk Carryforward will not be included in interest payments on a Class of Notes for any Payment Date whose related Note Rate is the Maximum Rate and will be paid on future Payment Dates only to the extent funds are available therefor under Section 8.03(c)(iv).

         "Basis Risk Carryforward Reserve Fund" means the Eligible Account established and maintained by the Indenture Trustee on behalf of and for the benefit of the Principal Amount Notes pursuant to Section 8.01(c).

         "Billing Cycle" for any Mortgage Loan and Collection Period means the billing period specified in the related Credit Line Agreement and with respect to which amounts billed are received during the Collection Period.

         "Book-Entry Notes" has the meaning given to it in the Adoption Annex.

         "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in New York, California, or Illinois are authorized or obligated by law, regulation, or executive order to remain closed.

         "Class" means a Class of Notes listed in the Adoption Annex.

"Class A Principal Distribution Target Amount" has the meaning given to it in the Adoption Annex.

         "Class A Notes" has the meaning given to it in the Adoption Annex.

         "Class A-IO Notes" has the meaning given to it in the Adoption Annex.

         "Class A-IO Note Rate" has the meaning given to it in the Adoption
Annex.

         "Class B Notes" has the meaning given to it in the Adoption Annex.

         "Class M Notes" has the meaning given to it in the Adoption Annex.

          "Closing Date" means the Closing Date stated in the Adoption Annex.

         "Code" means the Internal Revenue Code of 1986 and Treasury regulations promulgated under the Code.

         "Collateral" has the meaning given to it in the Granting Clause.

         "Collection Account" means the account so designated established by the Master Servicer pursuant to the Sale and Servicing Agreement.



                                   Ann-1-3

         "Collection Period" for any Payment Date and any Mortgage Loan means the calendar month preceding the month of the Payment Date (or, in the case of the first Collection Period, the period from the Cut-off Date through the date specified in the Adoption Annex).

         "Corporate Trust Office" means the principal office of the Indenture Trustee at which at any particular time its corporate trust business is administered specified in the Adoption Annex, or at any other address the Indenture Trustee designates by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee at the address designated by the successor Indenture Trustee by notice to the Noteholders and the Issuer.

         "Credit Limit" means the maximum Asset Balance for each Mortgage Loan permitted under the terms of the related Credit Line Agreement.

         "Credit Line Agreement" means the related credit line account agreement for a Mortgage Loan executed by the related mortgagor and any amendment or modification of it.

         "Custodial Agreement" means the Custodial Agreement specified in the Adoption Annex.

         "Cut-off Date" means the Cut-off Date specified in the Adoption Annex.

         "Cut-off Date Asset Balance" for any Initial Mortgage Loan acquired by the Trust on the Closing Date means its unpaid principal balance as of the close of business on the Initial Cut-off Date, and for any Additional Home Equity Loan means its unpaid principal balance as of the close of business on the relevant Subsequent Cut-off Date.

         "Depositor" means CWHEQ, Inc., a Delaware corporation, or its successor in interest.

         "Depository" means a financial institution or other person maintaining ownership records and effecting book-entry transfers and pledges of the Notes deposited with it pursuant to an agreement with the Issuer. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the UCC of the State of New York.

         "Determination Date" for any Payment Date means the third Business Day before the Payment Date.

         "Eligible Account" means

         (a) an account that is maintained with a depository institution whose debt obligations throughout the time of any deposit in it have one of the two highest short-term debt ratings by Standard & Poor's and the highest short-term debt rating by Moody's,

         (b) an account with a depository institution having a minimum long-term unsecured debt rating of "AA-" by Standard & Poor's and "Baa3" by Moody's, which accounts are fully insured by either the Savings Association Insurance Fund or the Bank Insurance Fund of the Federal Deposit Insurance Corporation,



                                   Ann-1-4

         (c) a segregated trust account maintained with the Indenture Trustee or an affiliate of the Indenture Trustee in its fiduciary capacity, or

         (d) an account otherwise acceptable to each Rating Agency, as evidenced at closing by delivery of a rating letter by each Rating Agency and thereafter by delivery of a letter from each Rating Agency to the Indenture Trustee, within 30 days of receipt of notice of the deposit, to the effect that the deposit will not cause the Rating Agency to reduce or withdraw its then-current rating of the Notes.

         "Eligible Investments" means

         (a) obligations of, or guaranteed as to principal and interest by, the United States or any U.S. agency or instrumentality that is backed by the full faith and credit of the United States;

         (b) general obligations of or obligations guaranteed by any State receiving the highest long-term debt rating of each Rating Agency, or any lower rating that will not result in a downgrade or withdrawal of the rating then assigned to the Notes by any Rating Agency;

         (c) commercial paper issued by Countrywide Home Loans, Inc. or any of its affiliates if it is rated no lower than A-1 by Standard & Poor's and P-2 by Moody's, and the long-term debt of Countrywide Home Loans, Inc. is rated at least A3 by Moody's, or any lower ratings that will not result in a downgrade or withdrawal of the rating then assigned to the Notes by any Rating Agency;

         (d) commercial or finance company paper that is then receiving the highest commercial or finance company paper rating of each Rating Agency, or any lower ratings that will not result in a downgrade or withdrawal of the rating then assigned to the Notes by any Rating Agency;

         (e) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or any State and subject to supervision and examination by federal or State banking authorities, if the commercial paper or long term unsecured debt obligations of the depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of the holding company, but only if Moody's is not a Rating Agency) are then rated in one of the two highest long-term and the highest short-term ratings of each Rating Agency for the securities, or any lower ratings that will not result in a downgrade or withdrawal of the rating then assigned to the Notes by any Rating Agency;

         (f) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that the deposits are fully insured by the FDIC;



                                   Ann-1-5

         (g) guaranteed reinvestment agreements issued by any bank, insurance company, or other corporation that, at the time of the issuance of the agreements, will not result in a downgrade or withdrawal of the rating then assigned to the Notes by any Rating Agency;

         (h) repurchase obligations with respect to any security described in clauses (a) and (b) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (e) above;

         (i) securities (other than stripped bonds, stripped coupons, or instruments sold at a purchase price in excess of 115% of its face amount) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any State that, at the time of the investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's, the rating must be the highest commercial paper rating of Moody's for the securities), or any lower ratings that will not result in a downgrade or withdrawal of the rating then assigned to the Notes by any Rating Agency as evidenced by a signed writing delivered by each Rating Agency;

         (j) interests in any money market fund that, at the date of acquisition of the interests in the fund and throughout the time the interests are held in the fund, have the highest applicable rating by each Rating Agency, or any lower ratings that will not result in a downgrade or withdrawal of the rating then assigned to the Notes by any Rating Agency;

         (k) short term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any State that, on the date of acquisition, have been rated by each Rating Agency in their respective highest applicable rating category, or any lower ratings that will not result in a downgrade or withdrawal of the rating then assigned to the Notes by any Rating Agency; and

         (l) any other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency that will not result in a downgrade or withdrawal of the rating then assigned to the Notes by any Rating Agency, as evidenced by a signed writing delivered by each Rating Agency and that is a cash flow investment within the meaning of
Section 860G(a)(5)(A) of the Code and Section 1.860G-2(g)(1) of the Treasury Regulations promulgated under the Code;

         No Eligible Investment may evidence either the right to receive (a) only interest on the obligations underlying these instruments or (b) both principal and interest payments from obligations underlying these instruments where the interest and principal payments on the instruments provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations. No Eligible Investment may be purchased at a price greater than par if that instrument may be prepaid or called at a price less than its purchase price before stated maturity.



                                   Ann-1-6

         In addition, no amount beneficially owned by any REMIC (including any amounts collected by the Master Servicer but not yet deposited in the Collection Account) may be invested in investments (other than money market funds) treated as equity interests for federal income tax purposes, unless the Master Servicer receives an Opinion of Counsel to the effect that the investment will not adversely affect the status of any REMIC created under the Trust Agreement as a REMIC under the Code or result in imposition of a tax on it.

         "ERISA" means the Employee Retirement Income Security Act of 1974.

         "Event of Default" has the meaning specified in Section 5.01.

         "Exchange Act" means the Securities Exchange Act of 1934.

         "Grant" means mortgage, pledge, bargain, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien on and a Security Interest in and a right of set-off against, deposit, set over, and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument includes all rights (but none of the obligations) of the granting party under the agreement or instrument, including the immediate and continuing right after an Event of Default to claim for, collect, receive, and give receipt for principal and interest payments on the Collateral and all other moneys payable on the Collateral, to require the repurchase of Mortgage Loans, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive regarding the Collateral.

         "Holder" or "Noteholder" means the person in whose name a Note is registered in the Note Register.

         "Incipient Default" means any occurrence that is, or with notice or lapse of time or both would become, an Event of Default.

         "Indenture" means this Indenture.

         "Indenture Trustee" means the Indenture Trustee identified in the Adoption Annex, as Indenture Trustee under this Indenture, or any successor Indenture Trustee under this Indenture.

         "Independent" means that a person

                  o is in fact independent of the Issuer, any other obligor on the Notes, the Transferor, and any affiliate of any of them,

                  o does not have any direct financial interest or any material indirect financial interest in the Issuer, any other obligor on the Notes, the Transferor, or any affiliate of any of them, and

                  o is not connected with the Issuer, any other obligor on the Notes, the Transferor, or any affiliate of any of them as an officer, employee, promoter, underwriter, trustee, partner, director, or person performing similar functions.



                                   Ann-1-7

         "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and the opinion or certificate states that the Issuer has read the definition of "Independent" in this Indenture and that the signer is Independent.

         "Initial Cut-off Date" means the Initial Cut-off Date specified in the Adoption Annex.

         "Initial Mortgage Loan" means any Mortgage Loan transferred to the Trust on the Closing Date.

          "Insolvency Event" regarding a specified person means

         (a) the person generally fails to pay its debts as they become due or admits in writing its inability to pay its debts generally as they become due;

         (b) the person has a decree or order for relief by a court or agency or supervisory authority having jurisdiction in the premises entered against it or any substantial part of its property in an involuntary case under any applicable bankruptcy, insolvency, or other similar law and the decree or order remains unstayed and in effect for a period of 60 days;

         (c) the person has a conservator, receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official appointed for it or for all or any substantial part of its property in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or other similar proceedings, and the decree or order remains unstayed and in effect for a period of 60 days;

         (d) the person's business is ordered to be wound-up or liquidated or the person's business is subject to readjustment of debt, marshalling of assets and liabilities, or other similar proceedings, and the decree or order or the proceedings remain unstayed and in effect for a period of 60 days; or

         (e) the person commences a voluntary case under any applicable bankruptcy, insolvency, or other similar law, or consents to the entry of an order for relief in an involuntary case under any such law, or consents to the appointment of or taking possession by a conservator, receiver, liquidator, assignee for the benefit of creditors, a custodian, trustee, sequestrator, or similar official for the person or for all or any substantial part of its property, or the person makes any general assignment for the benefit of creditors.

          "Interest Bearing Notes" has the meaning given to it in the Adoption Annex.

         "Interest Collections" for each Payment Date means

                  o the sum of all payments effected by mortgagors of Mortgage Loans and any other amounts constituting interest collected by the Master Servicer under the Mortgage Loans during the related Collection Period plus



                                   Ann-1-8

                  o any optional advance made by the Master Servicer pursuant to Section 4.03 of the Sale and Servicing Agreement for which the Master Servicer has not been reimbursed plus

                  o any payment from the Loan Insurance Policy and the Sponsor Loss Coverage Obligation attributable to interest minus

                  o the premium for the Loan Insurance Policy minus

                  o the Servicing Fee for the related Collection Period.

         These amounts include any Net Liquidation Proceeds and net proceeds from any insurer pursuant to any insurance policy covering a Mortgage Loan allocable to interest on the applicable Mortgage Loan. These amounts exclude any fees (including annual fees) or late charges or similar administrative fees paid by the mortgagors. The related Credit Line Agreement shall determine the portion of each payment on the Mortgage Loan that constitutes principal or interest. Net Liquidation Proceeds are liquidation proceeds net of insurance policy recoveries and out-of-pocket expenses (exclusive of overhead) that are incurred by the Master Servicer in connection with the liquidation of any Mortgage Loan.

         "Interest Formula Rate" has the meaning given to it in the Adoption Annex.

         "Interest Period" for the first Payment Date means the period beginning on the Closing Date and ending on the day preceding the first Payment Date and for any other Payment Date means the period beginning on the preceding Payment Date and ending on the day before the Payment Date.

         "Investor Floating Allocation Percentage" for any Payment Date means the lesser of 100% and a fraction whose numerator is the aggregate Note Principal Balance of the Classes of Principal Amount Notes and whose denominator is the Loan Pool Balance, calculated as of the beginning of the related Collection Period, plus the amount of funds in the Additional Loan Account.

         "Investor Interest Collections" for any Payment Date means the deposits by the Master Servicer pursuant to Section 3.03 of the Sale and Servicing Agreement plus the product of the Interest Collections received during the related Collection Period and the Investor Floating Allocation Percentage for the Payment Date.

         "Investor Loss Amount" for any Payment Date means the product of

         o the related Investor Floating Allocation Percentage and

         o the aggregate of the Liquidation Loss Amounts on the Mortgage Loans for the Payment Date.

         "Investor Principal Collections" are for a Payment Date

         o        during the Managed Amortization Period, the lesser of



                                   Ann-1-9

                           (A) the excess of the amount of Principal
                  Collections for the Payment Date (which, for the first Payment Date, include any amount remaining on deposit in the Additional Loan Account), over the aggregate of Additional Balances created on the Mortgage Loans during the Collection Period minus the Net Draws Principal Payment, and

                           (B) the amount required to pay the Principal Amount
                  Notes to maintain the Transferor Interest at the Overcollateralization Target Amount.

         o during the Rapid Amortization Period and if no Rapid Amortization Event exists, the lesser of

                           (A) the excess of the amount of Principal
                  Collections for the Payment Date over the Net Draws Principal Payment, and

                           (B) the amount required to pay the Principal Amount
                  Notes to maintain the Transferor Interest at the Overcollateralization Target Amount.

         o on which a Rapid Amortization Event exists, all Principal Collections for the Payment Date.

         "Issuer" means CWHEQ Revolving Home Equity Loan Trust, Series 200_-_ until a successor replaces it and, after that, means its successor.

         "Issuer Order" or "Issuer Request" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

         "Latest Subsequent Closing Date" means the date specified in the Adoption Annex.

         "Liquidation Loss Amount" for any Payment Date and any Mortgage Loan that becomes a Liquidated Mortgage Loan during the related Collection Period are the unrecovered Asset Balance of the Mortgage Loan at the end of the Collection Period after reducing the Asset Balance for the Net Liquidation Proceeds and any amounts attributable to principal received under the Loan Insurance Policy and the Sponsor Loss Coverage Obligation.

         "Liquidated Mortgage Loan" means any Mortgage Loan that as of the end of the related Collection Period the Master Servicer has determined in accordance with the servicing standards in the Sale and Servicing Agreement that all liquidation proceeds that it expects to recover on the Mortgage Loan or the related Mortgaged Property have been recovered.

         "LIBOR" for any day means the rate for United States dollar deposits for one month that appears on the Moneyline Telerate Screen Page 3750 as of 11:00 A.M., London time that day. If LIBOR does not appear on that page (or a page replacing that page on that service or, if that service is no longer offered, any other service for displaying LIBOR or comparable rates reasonably selected by the Depositor after consultation with the Indenture Trustee), the rate will be the Reference Bank Rate.



                                   Ann-1-10

         "LIBOR Business Day" means any day other than of a Saturday, a Sunday, or a day on which banking institutions in the State of New York or in the City of London, England are required or authorized by law to be closed.

         "Loan Insurance Policy" means the Loan Insurance Policy referred to in the Adoption Annex.

         "Loan Pool Balance" for any Payment Date is the aggregate of the Asset Balances of all Mortgage Loans as of the last day of the related Collection Period.

         "Loan Rate" for any Mortgage Loan and on any day means the per annum rate of interest applicable under the related Credit Line Agreement to the calculation of interest for the day on the Asset Balance of the Mortgage Loan.

         "Managed Amortization Period" means the period from the Closing Date to the Rapid Amortization Commencement Date.

         "Master Servicer" means Countrywide Home Loans, Inc., a New York corporation and any successor.

         "MERS" means Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor to it.

         "MERS(R) System" means the system of recording transfers of mortgages electronically maintained by MERS.

         "MIN" means the Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

         "MOM Loan" means any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of the Mortgage Loan and its successors and assigns.

         "Moneyline Telerate Screen Page 3750" means the display designated as page 3750 on the Moneyline Telerate Information Services, Inc. (or any page replacing that page on that service for the purpose of displaying London inter-bank offered rates of major banks).

         "Moody's" means Moody's Investors Service, Inc. or its successor in interest.

         A "mortgage" is any conveyance to secure the performance of an obligation including a deed of trust to secure debt and other comparable security instruments.

         "Mortgage File" for each of the Mortgage Loans means the following documents:

                  (i) the original Mortgage Note endorsed in blank or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Sponsor stating that the original Mortgage Note was lost, misplaced, or destroyed, together with a copy of the Mortgage Note;



                                   Ann-1-11

                  (ii) unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of Mortgage for the Mortgage Loan in blank in recordable form;

                  (iii) the original recorded mortgage with evidence of recording on it (noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan) or, if the original recorded mortgage with evidence of recording on it cannot be delivered by the Closing Date because of a delay caused by the public recording office where the original mortgage has been delivered for recordation or because the original mortgage has been lost, an accurate copy of the mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Sponsor or the Depositor, which may be a blanket certificate covering more than one mortgage, stating that the original mortgage has been dispatched to the appropriate public recording official for recordation or (ii) in the case of an original mortgage that has been lost, a certificate by the appropriate county recording office where the mortgage is recorded;

                  (iv) if applicable, the original of each intervening assignment needed for a complete chain of title for the mortgage from its original mortgagee or beneficiary to the Trust or in blank (or, if the Mortgage Loan is registered on the MERS(R) System, to MERS and noting the presence of a MIN) with evidence of recording on them, or, if any original intervening assignment has not been returned from the applicable recording office or has been lost, a true copy of it, together with in the case of a delay caused by the public recording office, an Officer's Certificate of the Sponsor or the Depositor, which may be a blanket certificate covering more than one intervening assignment, stating that the original intervening assignment has been dispatched to the appropriate public recording official for recordation;

                  (v) a title policy for each Mortgage Loan with a Credit Limit in excess of $100,000 or a copy of the lender's title policy or a printout of the electronic equivalent and all riders thereto;

                  (vi) the original of any guaranty executed in connection with the Mortgage Note;

                  (vii) the original of each assumption, modification, consolidation, or substitution agreement relating to the Mortgage Loan; and

                  (viii) any security agreement, chattel mortgage, or equivalent instrument executed in connection with the Mortgage Loan;

         An optical image or other representation of a document specified in clauses (iii) through (viii) above for a Mortgage Loan may be held by the Indenture Trustee or assignee in lieu of the physical documents specified if



                                   Ann-1-12

         (a) as evidenced by an Opinion of Counsel delivered to and in form and substance satisfactory to the Indenture Trustee,

                  (x) an optical image or other representation of the related documents specified in clauses (iii) through (viii) above are enforceable in the relevant jurisdictions to the same extent as the original of the document and

                  (y) the optical image or other representation does not impair the ability of an owner of the Mortgage Loan to transfer its interest in the Mortgage Loan, and

         (b) written confirmation that the retention of the documents in that format will not result in a reduction in the then current rating of the Notes,

         "Mortgage Loan" means each of the mortgage loans, including Additional Balances for it, that are transferred to the Trust pursuant to
Section 2.01(a) and (b) of the Sale and Servicing Agreement, together with all related Mortgage Files, exclusive of Mortgage Loans that are retransferred to the Depositor, the Master Servicer, or the Sponsor or purchased by the Master Servicer pursuant to Section 2.02, 2.04, 2.06, or 3.06 of the Sale and Servicing Agreement, held as a part of the Trust. The Mortgage Loans originally so held are identified in the Mortgage Loan Schedule delivered on the Closing Date. The Mortgage Loans shall also include any Eligible Substitute Mortgage Loan (as defined in the Sale and Servicing Agreement) substituted by the Sponsor for a defective Mortgage Loan pursuant to Section 2.07(a) of the Sale and Servicing Agreement.

         "Mortgage Loan Schedule" on any date means the schedule of Mortgage Loans included in the Trust on the date identifying each Mortgage Loan and specifying the items identified in the Adoption Annex. The initial schedule of Mortgage Loans as of the Cut-off Date is Exhibit A of the Sale and Servicing Agreement. The Mortgage Loan Schedule will automatically include any Additional Balances. The Indenture Trustee is not responsible for preparing the Mortgage Loan Schedule.

         "Mortgage Note" means the Credit Line Agreement for a Mortgage Loan pursuant to which the related mortgagor agrees to pay the indebtedness evidenced by it and secured by the related mortgage.

         "Mortgaged Property" means the underlying property securing a Mortgage Loan.

         "Net Draws Principal Payment" for a Payment Date is the amount of Principal Collections applied on the Payment Date to the payment of outstanding Net Draws to the holder of the Class R-[1] Certificates.

         o During the Managed Amortization Period, the Net Draws Principal Payment for a Payment Date will be the least of

                  (i) Net Draws,

                  (ii) the available Principal Collections, and



                                   Ann-1-13

                  (iii) the sum of (a) available Principal Collections in an amount equal to [3]% of the aggregate Note Principal Balance of the Principal Amount Notes for the Payment Date and (b) the remaining available Principal Collections (after that [3]%) times a fraction whose numerator is remaining Net Draws and whose denominator is the sum of remaining Net Draws and the aggregate Note Principal Balance of the Principal Amount Notes.

         o During the Rapid Amortization Period if a Rapid Amortization Event is not continuing, the Net Draws Principal Payment for a Payment Date will be Principal Collections for the Payment Date times a fraction whose numerator is Net Draws and whose denominator is the sum of Net Draws and the Note Principal Balance of the Principal Amount Notes.

         o So long as a Rapid Amortization Event is continuing, the Net Draws Principal Payment for a Payment Date will be zero.


         For the purpose of this definition "available Principal Collections" are the remaining Principal Collections for the related Collection Period after their application for the purchase of Additional Balances by the issuing entity and "remaining Net Draws" is Net Draws minus 3% of the Note Principal Balance of the Principal Amount Notes for the Payment Date.

         "Net Liquidation Proceeds" are liquidation proceeds net of insurance policy recoveries and out-of-pocket expenses (exclusive of overhead) that are incurred by the Master Servicer in connection with the liquidation of any Mortgage Loan.

         "Note" has the meaning given to it in the Adoption Annex.

         "Note Interest" for any Class of Principal Amount Notes and Payment Date means interest for the related Interest Period at the applicable Note Rate on the related Note Principal Balance as of the first day of the Interest Period (after giving effect to the distributions made on the first day of the Interest Period).

         "Note Owner" means the beneficial owner of a Book-Entry Note, as reflected on the books of the Indenture Trustee as agent for the Depository.

         "Note Principal Balance" for any Payment Date and Class of Principal Amount Notes means the related Original Note Principal Balance less the aggregate of amounts actually distributed as principal on that Class of Principal Amount Notes before the Payment Date less Liquidation Loss Amount allocated to that class of Principal Amount Notes.

         "Note Rate" for a Class of Interest Bearing Notes means the related rate specified in the Adoption Annex.

         "Note Register" and "Note Registrar" have the meanings specified in
Section 2.03.

         "OC Floor" has the meaning given to it in the Adoption Annex.


                                   Ann-1-14

          "Officer's Certificate" means a certificate signed by any Authorized Officer of the Issuer or other specified party under the circumstances described in, and otherwise complying with, the applicable requirements of
Section 11.01 and delivered to the Indenture Trustee.

         "One Hundred and Eighty-Day Delinquency Rate" for any Payment Date on or after the Stepdown Date is a fraction whose numerator is the aggregate outstanding principal balance of all Mortgage Loans 180 or more days delinquent as of the last day of the related Collection Period (including Mortgage Loans in foreclosure, bankruptcy, and REO properties) and whose denominator is the Loan Pool Balance (minus Net Draws) for that Payment Date.

          "Opinion of Counsel" means written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be an employee of or counsel to the Issuer, the Depositor, the Sponsor, the Master Servicer, or the Transferor (except that any opinion pursuant to Section 8.06 or relating to taxation must be an opinion of independent outside counsel) and who is reasonably acceptable to the parties to whom it is to be delivered. The opinions shall be addressed to the Indenture Trustee as Indenture Trustee, any other designated party, shall comply with any applicable requirements of
Section 11.01, and shall be in form and substance reasonably satisfactory to the parties to whom it is to be delivered.

         "Optional Termination Date" means any Payment Date on or after which the Note Principal Balance of the Principal Balance Notes is less than or equal to 10% of the Original Note Principal Balance.

         "Original Note Principal Balance" means the Original Note Principal Balance of all Classes of Principal Amount Notes as reflected in the Adoption Annex.

         "Outstanding" as of the date of determination means all Notes that have been authenticated and delivered under this Indenture except:

                  (i) Notes that have been cancelled by the Note Registrar or delivered to the Note Registrar for cancellation or that by their terms have expired;

                  (ii) Notes or portions thereof the payment for which money in the necessary amount has been deposited with the Indenture Trustee or any Paying Agent in trust for the Noteholders, and if the Notes are to be redeemed, notice of the redemption has been duly given pursuant to this Indenture or notice has been provided for in a manner satisfactory to the Indenture Trustee; and

                  (iii) Notes in exchange for or instead of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that those Notes are held by a Protected Purchaser.

         In determining whether the Holders of the requisite Outstanding Amount have Acted under this Indenture or under any Transaction Document, Notes owned by the Issuer, the Depositor, a Seller, or the Transferor, or any of their affiliates shall be disregarded and treated as not being Outstanding, except that, in determining whether the Indenture Trustee shall, if the


                                   Ann-1-15

Notes have first been transferred to a non-affiliate, be protected in relying on any Act, only Notes that a Responsible Officer knows to be so owned shall be disregarded. Notes so owned that have been pledged in good faith, or for whose owner the Issuer, the Depositor, a Seller, or the Transferor, or any of their affiliates is acting as trustee or nominee, may be regarded as Outstanding if the pledgee or other person establishes to the satisfaction of the Indenture Trustee the pledgee's or other person's right to Act for the Notes and that the pledgee or other person is not the Issuer, the Depositor, or the Transferor, or any of their affiliates.

         "Outstanding Amount" means the aggregate principal amount of all Principal Amount Notes, or of a Class of Principal Amount Notes, as applicable, that are Outstanding at the date of determination. For the purposes of voting, the Outstanding Amount of notional amount securities relative to Principal Amount Notes shall be as specified in the Adoption Annex.

         "Overcollateralization Target Amount" has the meaning given to it in the Adoption Annex.

         "Paying Agent" means the Indenture Trustee or any other person that meets the eligibility standards for the Indenture Trustee specified in Section
6.08 and is authorized by the Issuer to make payments to and distributions from the Payment Account, including payments of principal or interest on the Notes on behalf of the Issuer.

         "Payment Account" means the Eligible Account established and maintained by the Indenture Trustee on behalf of and for the benefit of the Secured Parties pursuant to Section 8.01.

         "Payment Date" means the day of each month specified in the Adoption Annex, or if that is not a Business Day, then the next Business Day.

         "Principal Amount Notes" has the meaning given to it in the Adoption Annex.

         "Principal Collections" for a Payment Date means the sum of all payments effected by the mortgagors and any other amounts constituting principal collected by the Master Servicer under the Mortgage Loans during the related Collection Period. These amounts include any Net Liquidation Proceeds, any payment from the Loan Insurance Policy or the Sponsor Loss Coverage Obligation attributable to principal, and net proceeds from any insurer pursuant to any insurance policy covering a Mortgage Loan allocable to principal of the applicable Mortgage Loan and Transfer Deposit Amounts (as defined in the Sale and Servicing Agreement), but exclude foreclosure profits. The terms of the related Credit Line Agreement shall determine the portion of each payment on a Mortgage Loan that constitutes principal or interest. Net Liquidation Proceeds are liquidation proceeds net of insurance policy recoveries and out-of-pocket expenses (exclusive of overhead) that are incurred by the Master Servicer in connection with the liquidation of any Mortgage Loan. Foreclosure profits on a Liquidated Mortgage Loan are the excess of its Net Liquidation Proceeds over the Asset Balance of the Mortgage Loan before the final recovery on it (plus accrued and unpaid interest thereon at the applicable Loan


                                   Ann-1-16

Rate from the date interest was last paid to the end of the Collection Period during which the Mortgage Loan became a Liquidated Mortgage Loan).

         "Principal Payment Amount" for each Class of Subordinate Notes and Payment Date means the excess of:

         (1) the sum of

                  (a) the Note Principal Balance of any Classes of Principal Amount Notes that are senior to the subject class (in each case, after taking into account payments of the Principal Payment Amount for each senior class of Principal Amount Notes for the Payment Date), and

                  (b) the Note Principal Balance of the subject Class of Principal Amount Notes immediately before the Payment Date, over

         (2) the lesser of

                  (a) the product of (x) 100% minus the Stepdown Target Subordination Percentage for the subject class of Notes and
                  (y) the aggregate Loan Pool Balance for the Payment Date and

                  (b) the aggregate Loan Pool Balance for the Payment Date minus the OC Floor.

         "Principal Reserve Fund" means the Eligible Account established and maintained by the Indenture Trustee pursuant to Section 8.01(d).

         "Proceeding" means any suit in equity, action at law, or other judicial or administrative proceeding.

         "Purchase Agreement" means the Purchase Agreement of even date with this Indenture between Countrywide Home Loans, Inc., as a seller, the other sellers named therein, as sellers, and the Depositor, as purchaser, with respect to the Mortgage Loans.

         "Rapid Amortization Commencement Date" means the earlier of the Payment Date in the month specified in the Adoption Annex and the Payment Date after the Collection Period in which a Rapid Amortization Event occurs.

         "Rapid Amortization Cumulative Loss Trigger Event" has the meaning given to it in the Adoption Annex.

         "Rapid Amortization Delinquency Trigger Event" has the meaning given to it in the Adoption Annex.

         "Rapid Amortization Event" has the meaning given to it in Section
5.16.

         "Rapid Amortization Period" means the period beginning on the Rapid Amortization Commencement Date until the termination of the Indenture.



                                   Ann-1-17

         "Rating Agency" means any statistical credit rating agency, or its successor, that rated the Notes at the request of the Depositor at the time of the initial issuance of the Notes. If a particular Rating Agency is no longer in existence, "Rating Agency" will mean a statistical credit rating agency, or other comparable person, designated by the Depositor. The Indenture Trustee will be notified of any such designation. References to the highest short-term unsecured rating category of a Rating Agency mean A-1+ or better in the case of Standard & Poor's and P-1 or better in the case of Moody's and in the case of any other Rating Agency mean the ratings it deems equivalent to these. References to the highest long-term rating category of a Rating Agency mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of Moody's and in the case of any other Rating Agency, the rating it deems equivalent to these.

         "Rating Agency Condition" for any action means that each Rating Agency has been given 10 days (or any shorter period acceptable to each Rating Agency) notice of the action and that each of the Rating Agencies has notified the Issuer in writing that the action will not result in a reduction or withdrawal of its then current rating of the Notes.

         "Record Date" for a Payment Date or redemption date has the meaning given to it in the Adoption Annex

         "Reference Bank Rate" for an Interest Period means the arithmetic mean (rounded upwards to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits offered by three major banks engaged in transactions in the London interbank market, selected by the Depositor after consultation with the Indenture Trustee, as of 11:00 A.M., London time, on the Adjustment Date immediately preceding the Interest Period, to prime banks in the London interbank market for a period of one month in amounts approximately equal to the outstanding Note Principal Balance if at least two of the banks provide an offered rate. If fewer than two offered rates are quoted, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Depositor after consultation with the Indenture Trustee, as of 11:00 A.M., New York City time, on the Adjustment Date immediately preceding the Interest Period, for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the outstanding Note Principal Balance. If no such quotations can be obtained, the Reference Bank Rate shall be LIBOR for the preceding Interest Period.

         "Registered Holder" means the person in whose name a Note is registered on the Note Register on the applicable Record Date.

         "REMIC Provisions" means Section 860A through 860G of the Code and related provisions, and regulations and rulings promulgated under those sections.

         "Required Amount" for a Payment Date means the amount by which the sum of the amounts distributable pursuant to Sections 8.03(a)(i) and (ii) and 8.03(c)(ii) on the Payment Date exceed Investor Interest Collections payable thereon for the Payment Date.



                                   Ann-1-18

         "Responsible Officer" any officer of the Indenture Trustee with direct responsibility for the administration of this Indenture and also, with respect to a particular matter, any other officer to whom a matter is referred because of the officer's knowledge of and familiarity with the particular subject.

         "Rolling One Hundred and Eighty-Day Delinquency Rate" for any Payment Date on or after the Stepdown Date is the average of the One Hundred and Eighty-Day Delinquency Rates for the Payment Date and the six immediately preceding Payment Dates.

         "Rolling Sixty-Day Delinquency Rate" for any Payment Date on or after the Stepdown Date is the average of the Sixty-Day Delinquency Rates for the Payment Date and the two immediately preceding Payment Dates.

         "Rolling Three Hundred and Sixty-Day Delinquency Rate" for any Payment Date on or after the Stepdown Date is the average of the Three Hundred and Sixty-Day Delinquency Rates for the Payment Date and the twelve immediately preceding Payment Dates.

         "Sale and Servicing Agreement" means the Sale and Servicing Agreement specified in the Adoption Annex.

         "Scheduled Maturity Date" means the date specified in the Adoption
Annex.

         "Secured Parties" means the Holders of the Notes.

         "Securities Act" means the Securities Act of 1933.

         "Seller" any seller of the Mortgage Loans pursuant to the Purchase Agreement.

         "Senior Notes" has the meaning given to it in the Adoption Annex.

         "Subordinate Notes" has the meaning given to it in the Adoption
Annex.

         "Servicing Certificate" means the certificate delivered each month pursuant to the Sale and Servicing Agreement to the Indenture Trustee completed and executed by any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee by the Master Servicer on the Closing Date, as it may be amended from time to time.

         "Servicing Fee" for any Payment Date means the product of

                  o the Servicing Fee Rate specified in the Adoption Annex divided by 12 and

                  o the Loan Pool Balance as of the first day of the Collection Period preceding the Payment Date (or as of the close of business on the Cut-off Date for the first Payment Date).

         "Sixty-Day Delinquency Rate" for any Payment Date on or after the Stepdown Date is a fraction whose numerator is the aggregate outstanding principal balance of all Mortgage


                                   Ann-1-19

Loans 60 or more days delinquent as of the last day of the related Collection Period (including Mortgage Loans in foreclosure, bankruptcy, and REO properties) and whose denominator is the Loan Pool Balance (minus Net Draws) for the Payment Date.

         "Sponsor" means Countrywide Home Loans, Inc., a New York corporation and any successor.

         "Sponsor Loss Coverage Amount" has the meaning given to it in the Sale and Servicing Agreement.

         "Sponsor Loss Coverage Obligation" has the meaning given to it in the Sale and Servicing Agreement.

         "Standard & Poor's" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

         "State" means any one of the 50 states of the United States or the District of Columbia.

         "Stepdown Cumulative Loss Trigger Event" has the meaning given to it in the Adoption Annex.

         "Stepdown Date" has the meaning given to it in the Adoption Annex.

         "Stepdown Delinquency Trigger Event" has the meaning given to it in the Adoption Annex.

         "Stepdown Target Subordination Percentage" has the meaning given to it in the Adoption Annex.

         "Subordinated Transferor Collections" for a Payment Date means Interest Collections and Principal Collections from the Mortgage Loans allocable to the Transferor Interest for that Payment Date.

         "Subsequent Closing Date" means any date designated by the Depositor on which the Trust acquires Additional Home Equity Loans pursuant to Section 2.01(b) of the Sale and Servicing Agreement.

         "Subsequent Cut-off Date" means the cut-off date designated by the Depositor in a Transfer Document in connection with the acquisition of Additional Home Equity Loans by the Trust pursuant to Section 2.01(b) of the Sale and Servicing Agreement.

         "Three Hundred and Sixty-Day Delinquency Rate" for any Payment Date on or after the Stepdown Date is a fraction whose numerator is the aggregate outstanding principal balance of all Mortgage Loans 360 or more days delinquent as of the last day of the related Collection Period (including Mortgage Loans in foreclosure, bankruptcy, and REO properties) and whose denominator is the Loan Pool Balance (minus Net Draws) for the Payment Date.



                                   Ann-1-20

         "Transaction Documents" means this Indenture, the Notes, the Sale and Servicing Agreement, the Purchase Agreement, the Custodial Agreement, the Administration Agreement, the Trust Agreement, the Loan Insurance Policy, and any other document or agreement entered into in connection with the Trust, the Notes, the Certificates, or the Mortgage Loans.

         "Transfer Deposit Amount" has the meaning given to it in the Sale and Servicing Agreement.

         "Transferor" has the meaning given to it in the Adoption Annex.

         "Transferor Certificates" has the meaning given to it in the Adoption Annex.

         "Transferor Interest" for any Payment Date means the excess of

                  o the Loan Pool Balance as of the close of business on the day before the Payment Date plus any funds in the Additional Loan Account minus Net Draws over

                  o the aggregate Note Principal Balance of all Classes of Principal Amount Notes on the Payment Date (after giving effect to the payment of all amounts actually paid on the Notes on that Payment
         Date).

         "Transferor Principal Collections" for any Payment Date means Principal Collections received during the related Collection Period minus Additional Balances created on the Mortgage Loans during the Collection Period minus the Net Draws Principal Payment minus Investor Principal Collections.

         "Trigger Event" is in effect with respect to any Payment Date on or after the Stepdown Date if either a Delinquency Trigger Event is in effect with respect to that Payment Date or a Cumulative Loss Trigger Event is in effect with respect to that Payment Date.

         "Trust" means the trust specified in the Adoption Annex.

         "Trust Agreement" means the Trust Agreement between Countrywide Home Loans, Inc., the Depositor and the Owner Trustee.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force on the date of this Indenture, unless otherwise specifically provided.

         "UCC" means the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction, unless the context otherwise requires.

         "Unpaid Investor Interest Shortfall" for any Payment Date and Class of Principal Amount Notes means the aggregate amount of Note Interest on that Class of Notes that was accrued for a prior Payment Date and has not been paid to Holders of that Class of Notes.

         "Weighted Average Net Loan Rate" for any Collection Period means the average of the daily Net Loan Rate (specified in the Adoption Annex) for each Mortgage Loan (assuming that each Mortgage Loan is fully indexed) for each day during the related Billing Cycle, weighted on the basis of the daily average of the Asset Balances outstanding for each day in the Billing



                                   Ann-1-21

Cycle for each Mortgage Loan as determined by the Master Servicer in accordance with the Master Servicer's normal servicing procedures.


                                   Ann-1-22

                                                                       ANNEX 2

                                ADOPTION ANNEX

         The Indenture Trustee shall issue under Section 2.02(b):

         o        Class A Notes in an aggregate principal amount of $
                  ________________,

         o Class M-[1] Notes in an aggregate principal amount of $ ________________,

         o Class M-[2] Notes in an aggregate principal amount of $ ________________,

         o Class M-[3] Notes in an aggregate principal amount of $ ________________,

         o Class M-[4] Notes in an aggregate principal amount of $ ________________,

         o Class M-[5] Notes in an aggregate principal amount of $ ________________,

         o Class M-[6] Notes in an aggregate principal amount of $ ________________,

         o Class B Notes in an aggregate principal amount of $ ________________, and

         o Class A-IO Notes in an aggregate notional amount equal to the initial Class A-IO Notional Balance.

         The amount deposited in the "Additional Loan Account" on the Closing Date is $_________.

         The "Administration Agreement" is the Administration Agreement of even date with this Indenture among the Issuer, the Master Servicer, and the Indenture Trustee.

         The "Book-Entry Notes" are the Class A Notes, the Class M Notes, the Class B Notes, and the Class A-IO Notes.

         The "Certificates" mean Class C Certificates, Class R-[1] Certificates, and Class R-[2] Certificate issued pursuant to the Trust Agreement.

         A "Class" of Notes is any of the Class A Notes, the Class M Notes, Class B Notes or the Class A-IO Notes.

         The "Class A Principal Distribution Target Amount" for any Payment Date means the excess of:

         o the Note Principal Balance of the Class A Notes before the Payment Date, over

         o the lesser of (i) __.__% of the Loan Pool Balance (minus Net Draws) for the Payment Date and (ii) the Loan Pool Balance (minus Net Draws) for the Payment Date minus the OC Floor.

         A "Class A Note" is any note designated as a Class A Notes executed by the Owner Trustee and authenticated by the Indenture Trustee substantially in the form of Exhibit A.


                                   Ann-2-1

         A "Class B Note" is any note designated as a Class B Notes executed by the Owner Trustee and authenticated by the Indenture Trustee substantially in the form of Exhibit A.

         A "Class M Note" is any note designated as a Class M-[1], Class M-[2], Class M-[3], Class M-[4], Class M-[5], or Class M-[6] Note executed by the Owner Trustee and authenticated by the Indenture Trustee substantially in the form of Exhibit A.

         The "Class Note Rate" for any Class of Principal Amount Notes is for the first Interest Period is a per annum rate equal to the sum of the interpolated one-month and two-month LIBOR and the applicable margin, and for any subsequent Interest Period, a per annum rate equal to the least of

                  o the sum of LIBOR as of the Adjustment Date for that Interest Period and the applicable margin,

                  o the Maximum Rate for that Class Notes for that Interest Period, and

                  o [16.00]%.

The interpolated one-month and two-month LIBOR shall be equal to one-month LIBOR for the first Interest Period plus the product of

                  o the excess of two-month LIBOR for the first Interest Period over one-month LIBOR for the first Interest Period, multiplied by

                  o a fraction whose numerator is the number of days from the one-month anniversary of the Closing Date to the first Payment Date and whose denominator is 30.

                  The "applicable margin" means, for each Class of Principal Balance Notes, as follows:

                                     Interest Rate Before Optional       Interest Rate After Optional
                       Class                Termination Date                   Termination Date
                  ----------------   -----------------------------       ----------------------------
                  Notes
                  A...............               _.__%                              _.__%
                  M-[1]...........               _.__%                              _.__%
                  M-[2]...........               _.__%                              _.__%
                  M-[3]...........               _.__%                              _.__%
                  M-[4]...........               _.__%                              _.__%
                  M-[5]...........               _.__%                              _.__%
                  M-[6]...........               _.__%                              _.__%
                  B...............               _.__%                              _.__%

         The "Class A-IO Note Rate" is zero on the first Payment Date and zero on each Payment Date after the sixth Payment Date and on each of the Payment Dates beginning on the second Payment Date and ending on the sixth Payment Date (inclusive) is equal to the lesser of


                  o ._.__% and



                                   Ann-2-2

                  o the Weighted Average Net Loan Rate of the Mortgage Loans minus the weighted average Note Rate of the Principal Amount Notes for that Interest Period, adjusted to an effective rate reflecting the accrual of interest based on a 360-day year consisting of twelve 30-day months multiplied by a fraction whose numerator is the Loan Pool Balance for the previous Payment Date (minus Net Draws) and whose denominator is the Class A-IO Notional Balance.

         The "Class A-IO Notional Balance" for the second through the sixth Payment Date is the lesser of the Class A-IO Scheduled Balance below and the outstanding principal balance of the Mortgage Loans at the beginning of the related Collection Period (less related Net Draws). On the first Payment Date and each Payment Date after the sixth Payment Date, the Class A-IO Notional Balance will be zero.



                  Payment Date           Class A-IO Scheduled Balance ($)

                [Second]                         ________________
                [Third]                          ________________
                [Fourth]                         ________________
                [Fifth]                          ________________
                [Sixth]                          ________________

         The "Class M Notes" means any of the Class M-[1], Class M-[2], Class M-[3], Class M-[4], Class M-[5], and Class M-[6] Notes executed by the Owner Trustee and authenticated by the Indenture Trustee substantially in the form of Exhibit A.

         The "Closing Date" is _______, 200_.

         The "Co-Trustee" is ________________, or any successor Co-Trustee under the Indenture.

         The last day of the first "Collection Period" is the last day of _____ 200_.

         The "Corporate Trust Office" of the Indenture Trustee at the date of execution of this Indenture is located at _________________________________,
Attention: _____________.

         The "Custodial Agreement" is the Custodial Agreement of even date with this Indenture between the Indenture Trustee, the Issuer, the Depositor, the Master Servicer, and ________________, as custodian.

         The "Cut-off Date" refers to either the Initial Cut-off Date or Subsequent Cut-off Date, as applicable.

         The "Indenture Trustee" is ________________.

         The "Initial Cut-off Date" is the later of _______, 200_ and the date of origination of the relevant Initial Mortgage Loan.



                                   Ann-2-3

         The "Interest Bearing Notes" are the Principal Amount Notes, and the Class A-IO Notes.

         The "Interest Formula Rate" for a Class of Principal Amount Notes is the lesser of the rates in clauses (i) and (iii) of the definition of Class Note Rate.

         The "Latest Subsequent Closing Date" is the earlier of _______, 200_ and the date the amount in the Additional Loan Account is less than $_______.

         The "Loan Insurance Policy" is the policy dated _______, 200_, policy number [________], issued by Loan Insurance Policy Provider to the Co-Trustee.

         The "Loan Insurance Policy Provider" is ________________.

         The "Maximum Rate" for a Class of Principal Amount Notes for any Interest Period is the Weighted Average Net Loan Rate for the Mortgage Loans for the Collection Period during which the Interest Period begins (adjusted to an effective rate reflecting accrued interest calculated on the basis of the actual number of days in the Collection Period commencing in the month in which the Interest Period commences and a year assumed to consist of 360 days).

         The "Mortgage Loan Schedule" shall specify for each Mortgage Loan its
(i) account number, (ii) Credit Limit, (iii) Gross Margin, (iv) lifetime rate cap, (v) Cut-off Date Asset Balance, (vi) current Loan Rate, (vii) combined loan-to-value ratio, (viii) code specifying the property type, (ix) code specifying documentation type, (x) code specifying lien position, and (xi) code specifying whether the Mortgage Loan is a MOM Loan.

         The "Net Draws" on any day are the aggregate amount of advances of funds made by the Holder of the Class R-[1] Certificates to purchase Additional Balances minus the aggregate amount of Principal Collections on the Mortgage Loans previously paid to the Class R-[1] Certificates minus Liquidation Loss Amount after the principal amount of the Class C Certificates has been reduced to zero.

         The "Net Loan Rate" for any Mortgage Loan on any day is the Loan Rate less

                  o the Servicing Fee Rate, and

                  o the rate at which the premium payable to the Loan Insurance Policy Provider is calculated.

         A "Note" is any Class A Note, Class M Note, Class B Note, or the Class A-IO Note executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-1 or A-2.

         The "Note Rate" refers to either the Class Note Rate, or the Class A-IO Note Rate, as applicable.



                                   Ann-2-4

         The "OC Floor" means an amount equal to _.__% of the sum of the aggregate Loan Pool Balance as of the initial Cut-off Date plus the amount deposited in the Additional Loan Account on the Closing Date.

         The "Original Note Principal Balance" of the Notes is

o        for the Class A Notes, $________________,

o        for the Class M-[1] Notes, $________________,

o        for the Class M-[2] Notes, $________________,

o        for the Class M-[3] Notes, $________________,

o        for the Class M-[4] Notes, $________________,

o        for the Class M-[5] Notes, $________________,

o        for the Class M-[6] Notes, $________________, and

o        for the Class B Notes, $________________.

          "Overcollateralization Target Amount" for each Payment Date

         o before the Stepdown Date is _.__% of the sum of the aggregate Loan Pool Balance as of the Initial Cut-off Date and any funds deposited in the Additional Loan Account on the Closing Date,

         o on or after the Stepdown Date is the greater of (i) _.__% of the aggregate Note Principal Balance of all Classes of Principal Amount Notes for that Payment Date (after giving effect to the payment of all amounts actually paid on the Principal Amount Notes on that Payment Date) and (ii) the OC Floor.


         If a Trigger Event is in effect on any Payment Date, then the Overcollateralization Target Amount will be the Overcollateralization Target Amount in effect for the prior Payment Date.

         The "Outstanding Amount" of the Outstanding Class A-IO Notes as a whole for the purposes of determining the exercise of voting privileges is equal to [1.0] of the aggregate Note Principal Balance of the Principal Amount Notes and of any portion of the Class A-IO Notes is their pro rata portion of the total Outstanding Amount of Class A-IO Notes determined by notional balance. The Outstanding Amount of Principal Amount Notes or of a Class of Principal Amount Notes that are Outstanding at the date of determination is their aggregate principal amount.

         The "Owner Trustee" is ________________, or any successor owner trustee under the Trust Agreement.

         The "Payment Date" is the Business Day after the fourteenth day of each month, beginning in ____ 200_.



                                   Ann-2-5

         The "Principal Amount Notes" are the Class A Notes and the Subordinate Notes.

         "Rapid Amortization Cumulative Loss Trigger Event" for any Payment Date on or after the Payment Date specified in ____ 200_, a Rapid Amortization Cumulative Loss Trigger Event is in effect if (x) the aggregate amount of Liquidation Loss Amounts on the Mortgage Loans from the Cut-off Date for each Mortgage Loan to (and including) the last day of the related Collection Period exceeds (y) that Payment Date's applicable percentage of the sum of the aggregate initial Loan Pool Balance as of the Cut-off Date and the amount deposited in the Additional Loan Account on the Closing Date, as set forth below in the table below:

        Payment Date                           Percentage
        ------------                           ----------

        ____ 200_ -- ____ 200_................  _.__% with respect to ____ 200_, plus an additional
                                               1/12th of _.__% for each month thereafter through ____
                                               200_
        ____ 200_ -- ____ 200_................  _.__% with respect to ____ 200_, plus an additional
                                               1/12th of _.__% for each month thereafter through ____
                                               200_
        ____ 200_ -- ____ 200_................  _.__% with respect to ____ 200_, plus an additional
                                               1/12th of _.__% for each month thereafter through ____
                                               200_
        ____ 200_ -- ____ 200_................  _.__% with respect to ____ 200_, plus an additional
                                               1/12th of _.__% for each month thereafter through ____
                                               200_
        ____ 200_ and thereafter.............  _.__%

         The Payment Date referred to in the definition of "Rapid Amortization Commencement Date" is the Payment Date in ____ 200_.

         "Rapid Amortization Delinquency Trigger Event" for any Payment Date exists if:

         o the Rolling One Hundred and Eighty-Day Delinquency Rate for the outstanding Mortgage Loans equals or exceeds _.__%; or

         o the Rolling Three Hundred and Sixty-Day Delinquency Rate for the outstanding Mortgage Loans equals or exceeds _.__%.

         The "Record Date" for a Payment Date or redemption date for Book-Entry Notes (other than the Class A-IO Notes) is the close of business on the day before the Payment Date or redemption date. The record date for the Class A-IO Notes and for definitive Notes is the last day of the preceding month before the Payment Date or redemption date.

         The "Sale and Servicing Agreement" is the Sale and Servicing Agreement of even date with this Indenture among the Sponsor, the Depositor, the Trust, and the Indenture Trustee.



                                   Ann-2-6

         The "Scheduled Maturity Date" for each Class of Principal Amount Notes, the Payment Date in the following table:

                        Class of Notes                       Maturity Date
             ---------------------------------         -------------------------
             A.......................                          ____ 200_
             M-[1]...................                          ____ 200_
             M-[2]...................                          ____ 200_
             M-[3]...................                          ____ 200_
             M-[4]...................                          ____ 200_
             M-[5]...................                          ____ 200_
             M-[6]...................                          ____ 200_
             B.......................                          ____ 200_

         The "Servicing Fee Rate" is _.__% per annum.

         The "Senior Notes" means the Class A Notes and Class A-IO Notes.

         The "Stepdown Cumulative Loss Trigger Event" for any Payment Date on or after the Stepdown Date a Cumulative Loss Trigger Event is in effect if (x) the aggregate amount of Liquidation Loss Amounts on the Mortgage Loans from the Cut-off Date for each Mortgage Loan to (and including) the last day of the related Collection Period exceeds (y) that Payment Date's applicable percentage of the sum of the aggregate initial Loan Pool Balance as of the Cut-off Date and the amount deposited in the Additional Loan Account on the closing date, as set forth below:

                  Payment Date                             Percentage
                  ------------                             ----------

                  ____ 200_ -- ____ 200_..................  _.__% with respect to ____ 200_, plus an additional 1/12th of _.__% for each month
                                                           thereafter through ____ 200_
                  ____ 200_ -- ____ 200_..................  _.__% with respect to ____ 200_, plus an additional 1/12th of _.__% for each month
                                                           thereafter through ____ 200_
                  ____ 200_ -- ____ 200_..................  _.__% with respect to ____ 200_, plus an additional 1/12th of _.__% for each month
                                                           thereafter through ____ 200_
                  ____ 200_ -- ____ 200_..................  _.__% with respect to ____ 200_, plus an additional 1/12th of _.__% for each month
                                                           thereafter through ____ 200_
                  ____ 200_ and thereafter...............  _.__%



                                   Ann-2-7

         "Stepdown Date" is the earlier to occur of

                  o the Payment Date on which the Note Principal Balance of the Class A Notes is reduced to zero, and

                  o        the later to occur of

                           (x)      the Payment Date in ____ 200_, and

                           (y) the first Payment Date on which the Note Principal Balance of the Class A Notes (after calculating anticipated payments on the Payment Date) is less than or equal to __.__% of the Loan Pool Balance (minus Net Draws) for the Payment Date.

         "Stepdown Delinquency Trigger Event" for any Payment Date on or after the Stepdown Date exists if

              (x) the Rolling Sixty-Day Delinquency Rate for the outstanding
                  Mortgage Loans equals or exceeds _.__% of the Senior Enhancement Percentage for such Payment Date;

              (y) the Rolling One Hundred and Eighty-Day Delinquency Rate for
                  the outstanding Mortgage Loans equals or exceeds _.__% ; or

              (z) the Rolling Three Hundred and Sixty-Day Delinquency Rate for
                  the outstanding Mortgage Loans equals or exceeds _.__%.

         "Stepdown Target Subordination Percentage" for any Class of Principal Amount Notes is the respective percentages indicated in the following table:

                                             Initial Target                     Stepdown Target
                                        Subordination Percentage           Subordination Percentage
                                        ------------------------           ------------------------

          Class M-[1]............                 _.__%                               _.__%
          Class M-[2]............                 _.__%                               _.__%
          Class M-[3]............                 _.__%                               _.__%
          Class M-[4]............                 _.__%                               _.__%
          Class M-[5]............                 _.__%                               _.__%
          Class M-[6]............                 _.__%                               _.__%
          Class B................                 _.__%                               _.__%

         The Initial Target Subordination Percentages specified in the table in the Adoption Annex will not be used to calculate payments on the Subordinate Notes, but rather are presented to provide a better understanding of the credit enhancement provided by the Subordinate Notes and the related overcollateralization amount. The Initial Target Subordination Percentage for any Class of Subordinate Notes is equal to a fraction whose numerator is the sum of the Note Principal Balance of any Classes of Notes subordinate to the subject Class and the Overcollateralization Target Amount on the Closing Date and whose denominator is equal to



                                   Ann-2-8
the sum of the Loan Pool Balance as of the Cut-off Date and the amount deposited in the Additional Loan Account on the Closing Date.

         The "Subordinate Notes" means Class M and Class B Notes.

         The "Transferor" is the Holder of the Class C Certificates executed and authenticated by the Owner Trustee under the Trust Agreement.

         The "Transferor Certificates" are the Class C Certificates and the Class R-[1] Certificates executed and authenticated by the Owner Trustee under the Trust Agreement.

         The "Trust" is the CWHEQ Revolving Home Equity Loan Trust, Series 200_-_, a Delaware statutory trust established pursuant to the Trust Agreement, dated as of February 24, 2006, between Countrywide Home Loans, Inc., the Depositor, and Wilmington Trust Company.

         The title of the Additional Loan Account is "JPMorgan Chase Bank, N.A., as Indenture Trustee, Additional Loan Account for the registered holders of Revolving Home Equity Loan Asset Backed Notes, Series 200_-_."

         The date in each year by which the Issuer will furnish an Opinion of Counsel pursuant to Section 3.06(b) is ________________ beginning in 20__.

         The first year after which an annual compliance statement pursuant to
Section 3.09 is due is 20__.

         The wiring instructions for Section 6.15(c) are:

                  for the Co-Trustee:

                           ----------------
                           ABA# [o]
                           Acct Number: [o]
                           Acct Name: [o]
                           Ref: Account #[o]

                  for the Indenture Trustee:

                           ----------------
                           ABA# [o]
                           Acct Number: [o]
                           Acct Name: [o]
                           Ref: Account #[o]

         The date in each year by which the Indenture Trustee will furnish reports pursuant to Section 7.04 is ________________ beginning in 20__.



                                   Ann-2-9

         The title of the Payment Account is "JPMorgan Chase Bank, N.A., as Indenture Trustee, Payment Account for the registered holders of Revolving Home Equity Loan Asset Backed Notes, Series 200_-_."

         The Payment Date referred to in Section 8.03(b) is the Scheduled Maturity Date.

         The date of the Prospectus Supplement is _______, 200_.

         Addresses for notices under Section 11.04 are:

         For the Issuer at:

                  CWHEQ Revolving Home Equity Loan Trust, Series 200_-_

                  ----------------

                  ----------------

                  ----------------

                  ----------------

                  Attention: ________________;

         For the Co-Trustee at:

                  ----------------

                  ----------------

                  ----------------

                  ----------------

                  Attention: ________________;

         For the Rating Agencies at:

         in the case of [Standard & Poor's]:

                  [Standard & Poor's,
                  a division of The McGraw Hill Companies, Inc.
                  55 Water Street
                  New York, NY 10041]

         and in the case of [Moody's]:

                  [Moody's Investors Service, Inc.
                  99 Church Street, 4th Floor
                  New York, NY 10007]



                                   Ann-2-10